                                                                  APRIL 30, 2000

[CRABBE HUSON FUNDS LOGO]                                      SEMIANNUAL REPORT



                               CRABBE HUSON FUNDS


     CRABBE HUSON
     CONTRARIAN FUND

     CRABBE HUSON
     EQUITY FUND

     CRABBE HUSON
     MANAGED INCOME
     & EQUITY FUND

     CRABBE HUSON
     REAL ESTATE
     INVESTMENT FUND

     CRABBE HUSON
     SMALL CAP FUND

     THE CRABBE HUSON
     SPECIAL FUND, INC.

     CRABBE HUSON
     CONTRARIAN INCOME FUND

     CRABBE HUSON
     OREGON TAX-FREE FUND


     [MOUNTAIN SCENE]

       APRIL 30, 2000

       -------------------

       SEMIANNUAL REPORT


       Cover Image copyright (C)1999 PhotoDisc, Inc.

                                                             [Crabbe Huson LOGO]
Dear Shareholder:              A Subsidiary of Liberty Financial Companies, Inc.

The past six months proved to be a volatile period in both the stock and bond markets, as well as a very productive one for the Crabbe Huson funds.

In the equity markets, investor enthusiasm shifted not once but twice during the period. Last fall, stocks of large-cap growth companies in many industries fell out of favor while investors bought up equities in the high-tech sectors of the economy: technology, telecommunications and biotech. Since most of these are smaller-capitalization stocks, the small-cap indexes (e.g., the Russell 2000) outperformed the large-cap indexes, such as the Standard & Poor's 500 and Dow Jones Industrial Average, for the first time in several years. Then, early this spring, the situation changed again as investors, fearful of inflated prices for technology stocks, abandoned that sector and embraced value-oriented stocks that had been in the doldrums for some time.

For the fixed-income markets, the six-month period brought first a rise in the yield of the benchmark 30-year Treasury security, then a decline. The movements in the bond markets were driven by fears of higher inflation and three 0.25% interest rate increases by the Federal Reserve, overlapped by a reduction in the supply of long-term Treasury debt and, ultimately, less concern about inflation getting out of hand.

Against this backdrop of rapidly changing investor sentiment and volatility, the Crabbe Huson funds generally performed quite well and, in most cases, better than their respective benchmark indexes. We were not surprised. As contrarian investors, we don't seek to invest in today's market leaders. We always want to purchase tomorrow's leaders in advance of the crowd, preferably while they are out-of-favor and, thus, more reasonably priced. In this way, we may be able to reap substantial rewards when catalysts for positive change bring these companies to investors' attention. Over the course of the past six months, many of the areas that have been out-of-favor and overlooked by investors rotated into favor; others that had been popular lost their cache, resulting in the Crabbe Huson funds delivering above-average results. We think this demonstrates quite clearly that ours is essentially a conservative investment style that may help investors during times of uncertainty and changing investor sentiment.

In the pages that follow, our management team provides specific information about the Funds and how our contrarian strategy served investors during this challenging but exciting period in the markets.

As always, thank you for choosing Crabbe Huson and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
June 15, 2000

CRABBE HUSON CONTRARIAN FUND

HALF-YEAR PERFORMANCE BESTS S&P 500 AND RUSSELL 2000

Crabbe Huson Contrarian Fund, a portfolio of large-, medium- and small-company stocks, outpaced both the large-cap and small-cap markets for the six months ended April 30, 2000. At 23.68%, the six-month total return before sales charges for Class A shares was considerably stronger than the 7.18% and 18.72% total returns for the Standard & Poor's 500 Index and Russell 2000 Index, respectively.

This equity fund seeks to invest in the best contrarian stocks that we can find. The Fund generally invests at least 60% of the assets in large- and mid-capitalization companies and may invest the balance in small-capitalization company issues. Stocks of varying sizes can perform differently through a market cycle and the Fund is set up to try and profit from this.

TECHNOLOGY AND SMALL CAPS LEAD THE CHARGE

In true contrarian form, when small caps were generally unpopular and relatively inexpensive for several years prior to 1999, we added to our positions. During the past six months our small-cap stocks have performed extremely well with the Fund positioned 26% in small caps at the beginning of the period and close to 30% by the end of the period. Among the better-performing, small-company stocks in the portfolio were technology issues we had purchased when their prices were greatly depressed in 1999. During the run up in technology stocks from November until mid-March, we pared back many of these same positions, based on the feeling that many of these stocks had become overvalued. The April/May NASDAQ correction has once again offered the opportunity to buy many high-quality technology companies.

GOOD RESULTS FOR BASIC MATERIALS, HEALTH CARE AND ENERGY

Historically, basic materials companies and consumer cyclical industries have performed poorly in rising interest rate environments. True to form, the Fund's consumer cyclical holdings declined approximately 5% over the six months as short-term interest rates climbed. However, we were pleasantly surprised by results for the basic materials segment of the portfolio, where most of our holdings appreciated. Prices of these stocks had been severely depressed. We attribute the better-than-expected performance to strong, worldwide economic growth, which has led to greater demand for their products allowing them to pass along cost increases to customers.

As investor enthusiasm for technology cooled between mid-March and the end of the period, sectors like energy and health care rotated into favor. Ravaged by cuts in Medicare and legal problems in recent years, traditional health care companies finally entered the recovery room. Major medical providers like United Health Group, Inc. (2.9% of net assets) were able to pass along the increasing costs of doing business and to reverse operating losses.

We made a commitment to the energy sector more than a year ago, building positions in energy-related stocks after oil prices reached a low of $10 per barrel. Although

CRABBE HUSON CONTRARIAN FUND

energy continued to lag, we stood by our convictions and were rewarded when the prices of oil and natural gas rebounded early in 2000. Many of the stocks have begun to reach our price targets and we have begun to trim positions somewhat.

FINAL SIX WEEKS BRING NEW OPPORTUNITIES

When investors generally moved away from technology stocks and toward other, less-pricey sectors, we viewed this change as an opportunity to take profits in non-technology stocks that jumped ahead. We also began reinvesting in technology stocks that only a few weeks before had been too expensive and popular to meet our criteria. In our view, the extreme sell-off in technology has been driven by mechanical factors -- margin calls, investor fear, and institutions selling large blocks of stock. It has little to do with the underlying strengths of the stocks we have purchased, some of which had fallen to 50% or more below their peaks. While we remain underweighted in technology versus our benchmarks, we are finding more opportunities and beginning to rebuild positions.

LOOKING FOR MORE VOLATILITY AHEAD

It is obvious to us that the Federal Reserve is serious about controlling inflation. In addition to hiking short-term interest rates six times in less than 12 months, it is also draining money out of the banking system, thereby reducing liquidity. We believe this will lead to greater investor uncertainty, increased volatility and more rotations among the sectors of the market as economic growth slows. This may give us ample opportunity to identify areas where investor sentiment has become too negative. As contrarians, we want to take advantage of such trends to buy good companies that are temporarily out-of-favor with the general investing public.


/s/ James E. Crabbe                /s/ John E. Maack, Jr., CFA
James E. Crabbe                    John E. Maack, Jr., CFA

------------------------
An investment in the Fund offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by stock market fluctuations that may occur in response to economic and business developments. Investing in small-capitalization stocks presents special risks, including possible illiquidity and greater price volatility than stocks of more established companies.

CRABBE HUSON CONTRARIAN FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2000

  INCEPTION DATE     12/1/1998          12/1/1998          12/1/1998
   SHARE CLASS           A                  B                  C
                  WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH
                   SALES    SALES     SALES    SALES     SALES    SALES
                  CHARGE    CHARGE   CHARGE    CHARGE   CHARGE    CHARGE
  Cumulative Six
    months         23.68%   16.57%    23.14%   18.14%    23.16%   22.16%
  One year         13.92%    7.37%    13.07%    8.07%    12.98%   11.98%
  Life of Fund     19.37%   14.48%    18.51%   15.87%    18.45%   18.45%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2000

                         A                B                C
                  WITHOUT   WITH   WITHOUT   WITH   WITHOUT   WITH
                   SALES   SALES    SALES   SALES    SALES   SALES
                  CHARGE   CHARGE  CHARGE   CHARGE  CHARGE   CHARGE
  Cumulative Six
    months         19.53   12.66    19.10   14.10    19.00   18.00
  One year         24.42   17.26    23.51   18.51    23.41   22.41
  Life of Fund     20.25   15.03    19.34   16.50    19.27   19.27

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0% and the Class C contingent deferred sales charge of 1% for the first year only.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

CRABBE HUSON CONTRARIAN FUND

INVESTMENT PORTFOLIO
(UNAUDITED)

APRIL 30, 2000
    SHARES                                                                   VALUE
--------------    -----------------------------------------------------  --------------
                                  COMMON STOCKS - 93.1%
                                  ---------------------
FINANCE, INSURANCE & REAL ESTATE - 16.8%
DEPOSITORY INSTITUTIONS - 4.0%
      4,100       U.S. Bancorp.........................................    $   83,281
      3,800       Washington Mutual, Inc. .............................        97,137
                                                                          -------------
                                                                              180,418
                                                                          -------------
INSURANCE CARRIERS - 12.8%
      1,100       Chubb Corp. .........................................        69,988
      4,200       Fidelity National Financial, Inc. ...................        61,950
        900       MGIC Investment Corp. ...............................        43,031
      4,000       Safeco Corp. ........................................        88,500
      4,100       StanCorp Financial Group, Inc. ......................       119,412
      2,000       United Health Group .................................       133,360
        900       Wellpoint Health Networks, Inc. .....................        66,375
                                                                          -------------
                                                                              582,616
                                                                          -------------
MANUFACTURING - 22.4%
APPAREL - 1.6%
      1,000       Liz Claiborne, Inc. .................................        46,312
      2,500       The Warnaco Group, Inc., Class A.....................        26,562
                                                                          -------------
                                                                               72,874
                                                                          -------------
CHEMICALS & ALLIED PRODUCTS - 1.6%
      1,600       Goodrich (B.F.) Co. .................................        51,000
      1,100       Wellman, Inc. .......................................        23,512
                                                                          -------------
                                                                               74,512
                                                                          -------------
ELECTRICAL INDUSTRIAL EQUIPMENT - 0.9%
      1,100       American Power Conversion Corp.(a)...................        38,844
                                                                          -------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 1.9%
      1,000       Advanced Micro Devices, Inc. ........................        87,750
                                                                          -------------
ELECTRONIC COMPONENTS - 0.4%
        900       Rayovac Corp.(a).....................................        18,787
                                                                          -------------
FOOD & KINDRED PRODUCTS - 3.4%
      9,400       IBP, Inc. ...........................................       155,100
                                                                          -------------
MACHINERY & COMPUTER EQUIPMENT - 4.7%
     13,000       Auspex Systems, Inc.(a)..............................        99,125
        800       Baker Hughes, Inc. ..................................        25,450
      1,700       Compaq Computer Corp. ...............................        49,725
        800       Seagate Technology, Inc.(a)..........................        40,650
                                                                          -------------
                                                                              214,950
                                                                          -------------
MEASURING & ANALYZING INSTRUMENTS - 2.5%
      2,000       Eastman Kodak Co. ...................................       111,875
                                                                          -------------

See notes to investment portfolio.

CRABBE HUSON CONTRARIAN FUND

(UNAUDITED)

APRIL 30, 2000
    SHARES                                                                   VALUE
--------------    -----------------------------------------------------  --------------
                                COMMON STOCKS (CONTINUED)
                                -------------------------
MANUFACTURING (CONTINUED)
PAPER PRODUCTS - 0.6%
      2,100       Longview Fibre Co. ..................................    $   26,775
                                                                          -------------
PRIMARY METAL - 2.5%
        600       Alcoa, Inc. .........................................        38,925
      2,800       Century Aluminum Co. ................................        39,200
      3,000       Ispat International NV, NY Registered Shares.........        35,062
                                                                          -------------
                                                                              113,187
                                                                          -------------
TRANSPORTATION EQUIPMENT - 2.3%
      3,800       Delphi Automotive Systems Corp. .....................        72,675
        600       Ford Motor Co. ......................................        32,813
                                                                          -------------
                                                                              105,488
                                                                          -------------
MINING & ENERGY - 9.3%
CRUDE PETROLEUM & NATURAL GAS - 2.6%
      3,000       Burlington Resources, Inc. ..........................       117,937
                                                                          -------------
OIL & GAS EXTRACTION - 2.8%
      1,400       Forest Oil Corp.(a)..................................        15,662
        900       Nabors Industries, Inc.(a)...........................        35,494
      1,300       Tom Brown, Inc.(a)...................................        24,700
      2,700       Union Pacific Resources Group, Inc. .................        51,806
                                                                          -------------
                                                                              127,662
                                                                          -------------
OIL & GAS FIELD SERVICES - 3.9%
      8,700       Input/Output, Inc.(a)................................        64,163
      1,100       Schlumberger Ltd. ...................................        84,219
        400       Smith International, Inc. ...........................        30,400
                                                                          -------------
                                                                              178,782
                                                                          -------------
RETAIL TRADE - 5.8%
APPAREL & ACCESSORY STORES - 1.1%
      4,400       Abercrombie & Fitch Co.(a)...........................        48,400
                                                                          -------------
FOOD STORES - 1.3%
      1,900       Albertson's, Inc. ...................................        61,869
                                                                          -------------
GENERAL MERCHANDISE STORES - 1.0%
      1,300       Federated Department Stores, Inc.(a).................        44,200
                                                                          -------------
RESTAURANTS - 2.4%
      5,900       Darden Restaurants, Inc. ............................       108,781
                                                                          -------------

See notes to investment portfolio.

CRABBE HUSON CONTRARIAN FUND

(UNAUDITED)

APRIL 30, 2000
    SHARES                                                                   VALUE
--------------    -----------------------------------------------------  --------------
                                COMMON STOCKS (CONTINUED)
                                -------------------------
SERVICES - 27.0%
AUTO REPAIR, RENTAL, & PARKING - 2.3%
      6,900       Budget Group, Inc. Class A(a)........................    $   32,344
      2,300       Hertz Corp Class A...................................        71,731
                                                                          -------------
                                                                              104,075
                                                                          -------------
BUSINESS SERVICES - 0.8%
      2,800       Daleen Technologies, Inc.(a).........................        36,750
                                                                          -------------
COMPUTER RELATED SERVICES - 5.8%
      1,400       Ariba, Inc.(a).......................................       103,863
        900       At Home Corp. Series A(a)............................        16,763
        600       Commerce One, Inc.(a)................................        36,637
      1,200       Convergys Corp.(a)...................................        52,800
      4,200       Mentor Graphics Corp.(a).............................        55,125
                                                                          -------------
                                                                              265,188
                                                                          -------------
COMPUTER SOFTWARE - 2.6%
      2,600       PeopleSoft, Inc.(a)..................................        36,238
      7,100       Quatum Corp.-Hard Disk Drive(a)......................        82,981
                                                                          -------------
                                                                              119,219
                                                                          -------------
HEALTH SERVICES - 14.9%
        600       Becton, Dickinson & Co. .............................        15,375
        800       Biogen, Inc.(a)......................................        47,050
      8,100       Coventry Health Care Inc.(a).........................        86,063
      6,700       Healthsouth Corp.(a).................................        54,019
      7,400       Health Management Associates, Inc.(a)................       117,938
     13,500       Mid Atlantic Medical Services, Inc.(a)...............       125,720
     10,000       Vysis, Inc.(a).......................................        74,375
      3,300       Tenet Healthcare Corp. ..............................        84,150
      1,700       Watson Pharmaceuticals, Inc.(a)......................        76,394
                                                                          -------------
                                                                              681,084
                                                                          -------------
MOTION PICTURES - 0.6%
      4,100       Hollywood Entertainment Corp.(a).....................        28,700
                                                                          -------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 8.6%
AIR TRANSPORTATION - 1.5%
      2,300       Alaska Air Group.....................................        66,125
                                                                          -------------
ELECTRIC SERVICES - 1.5%
      1,200       Duke Energy Corp. ...................................        69,000
                                                                          -------------

See notes to investment portfolio.

CRABBE HUSON CONTRARIAN FUND

(UNAUDITED)

APRIL 30, 2000
    SHARES                                                                   VALUE
--------------    -----------------------------------------------------  --------------
                                COMMON STOCKS (CONTINUED)
                                -------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES (CONTINUED)
GAS SERVICES - 2.7%
      1,200       Columbia Energy Group................................    $   75,299
      1,100       El Paso Energy Corp. ................................        46,750
                                                                          -------------
                                                                              122,049
                                                                          -------------
TELECOMMUNICATION - 1.8%
      1,100       MediaOne Group, Inc.(a)..............................        83,188
                                                                          -------------
TRANSPORTATION SERVICES - 1.1%
      5,100       Fritz Cos., Inc.(a)..................................        49,088
                                                                          -------------
WHOLESALE TRADE - 3.2%
DURABLE GOODS - 0.8%
        800       Grainger (W.W.), Inc. ...............................        34,700
                                                                          -------------
NONDURABLE GOODS - 2.4%
      6,700       Fleming Co., Inc. ...................................       110,131
                                                                          -------------
Total Common Stocks
 (cost of $3,570,855)(b)                                                    4,240,104
                                                                          -------------

      PAR                     SHORT-TERM OBLIGATIONS - 6.9%
    --------      -----------------------------------------------------
                  Repurchase agreement with SBC Warburg Ltd., dated
    $314,000        04/28/00 due 05/01/00 at 5.710% collateralized by
                    U.S. Treasury notes with maturities to 2025, market
                    value $321,239 (repurchase proceeds $314,149)......       314,000
                                                                          -------------

OTHER ASSETS & LIABILITIES, NET - 0.0%                                         (1,966)
                                                                          -------------

NET ASSETS - 100.0%                                                        $4,552,138
                                                                          -------------
                                                                          -------------

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

See notes to financial statements.

CRABBE HUSON EQUITY FUND

AS MARKET TURNS, PERFORMANCE SURPASSES THE S&P 500

For the six months ended April 30, 2000, Class A shares of Crabbe Huson Equity Fund chalked up a total return of 14.95% before sales charges, or more than double the 7.18% total return for the Standard & Poor's 500 Index. The strong results for the Fund can be attributed to a swift rotation in the U.S. equity markets in early 2000. The shift brought many of our mid- and large-cap holdings back into favor.

THE MARKET GOES LOOKING FOR LARGER, LESS PRICEY STOCKS

From the fall of 1999 through the early months of 2000, investors showed a marked preference for technology and small-capitalization stocks. Many other mid- and large-capitalization stocks fell from favor, bringing them within reach of our price-sensitive, contrarian style of investing. As a result, since last October, we have been able to add more mid- and large-cap stocks to the portfolio, lifting the Fund's average market capitalization from roughly $6 billion at October 31 to approximately $12 billion at April 30.

In March 2000, the "growth spurt" for technology came to a rather dramatic end. After peaking on March 10, the technology-heavy NASDAQ Index retreated 35.7% by April 14. The quick turn of events benefited the Fund in two ways. First, investors looked for reasonably priced, less-volatile alternatives to technology and gravitated toward large- and mid-sized, higher-quality companies, which caused many of our holdings to appreciate. Second, April gave us a wonderful opportunity to purchase stocks with good, long-term potential we had not been able to own recently, including some fundamentally sound technology stocks that were 50% or more below their 52-week highs. Among these is Ariba, Inc. (2.4% of net assets), a business-to-business Internet company that sets up websites for exchanging goods at a fixed price or through an auction.

POSITIVE CHANGES -- AND RESULTS -- FOR HEALTH CARE

The Fund's health care holdings gained 32% over cost during the six-month period. Ravaged by cuts in Medicare and legal problems in recent years, the sector is finally regaining some strength. For the first time in years, major medical providers were in a position to pass along some of the increasing costs of doing business and to reverse their operating losses. The change has attracted positive attention from investors and contributed to substantial gains for our positions in Health Management Associates (2.6% of net assets) and United Health Group (3.2% of net assets). Consistent with our contrarian approach, now that the sector is getting back on its feet, we have chosen to take some profits and have been trimming our allocation in this area.

ENERGY CONTINUES TO PERFORM WELL

When oil prices reached a low of $10 per barrel roughly two years ago, we began building positions as others discarded energy stocks. While we were early entering energy stocks, we were rewarded for our patience when the prices of oil and natural gas rebounded in 1999 and continued to move higher in 2000. Many energy stocks in

CRABBE HUSON EQUITY FUND

the portfolio have reached our initial price targets and, while we continue to like energy and remain overweight, we have begun to sell selected positions. The Fund's largest energy holding as of April 30 was Baker Hughes (3.0% of net assets), an exploration services company. The stock price had risen 43% over our cost.

VOLATILE MARKETS MAY BODE WELL FOR THE FUND

April 2000 clearly demonstrated that volatility can actually work in the Fund's favor. In that one month alone, total return jumped more than 2% as many out-of-favor stocks gained popularity. We believe the markets may provide more opportunities like this in the coming months. It is obvious to us the Federal Reserve is serious about controlling inflation. In addition to hiking short-term interest rates six times in less than 12 months, it is also draining money out of the banking system, thereby reducing liquidity. This represents a significant change -- no longer just talking tough, the Fed is acting tough as well. We believe this will lead to greater investor uncertainty, increased volatility and more rotations among the various sectors of the market. From a contrarian standpoint, this is good news. We believe it will give us ample opportunity to identify areas where investor sentiment has become too negative and to buy stocks as they fall out of favor. By focusing on stocks that have already corrected in price and then finding a positive catalyst, we hope to reduce the investment risk in the portfolio.

/s/ John E. Maack, Jr., CFA
John E. Maack, Jr., CFA

/s/ Robert E. Anton                         /s/ Jeffrey D. Huffman, CFA
Robert E. Anton                             Jeffrey D. Huffman, CFA


------------------------
An investment in the Fund offers significant long-term growth potential, but it also involves certain risks. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments.

CRABBE HUSON EQUITY FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2000

  INCEPTION DATE     1/31/1989          1/27/1999          1/27/1999       10/3/1996
   SHARE CLASS           A                  B                  C               I
                  WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH     WITHOUT
                   SALES    SALES     SALES    SALES     SALES    SALES      SALES
                  CHARGE    CHARGE   CHARGE    CHARGE   CHARGE    CHARGE     CHARGE
  Cumulative
    Six months     14.95%    8.34%    14.51%    9.51%    14.44%   13.44%     15.22%
  One year          2.28%   (3.61)%    1.48%   (3.45)%    1.48%    0.49%      2.76%
  Five years       11.35%   10.04%    11.11%   10.84%    11.11%   11.11%     11.68%
  10 years         14.53%   13.85%    14.40%   14.40%    14.40%   14.40%     14.69%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2000

   SHARE CLASS           A                 B                 C             I
                  WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT
                   SALES    SALES    SALES    SALES    SALES    SALES    SALES
                  CHARGE   CHARGE   CHARGE   CHARGE   CHARGE   CHARGE   CHARGE
  Cumulative
    Six months    10.34%    3.99%    9.92%    4.92%    9.92%    8.92%   10.61%
  One year        11.84%    5.41%   10.90%    5.90%   10.90%    9.90%   12.32%
  Five years      11.11%    9.80%   10.88%   10.62%   10.88%   10.88%   11.43%
  10 years        13.67%   13.00%   13.55%   13.55%   13.55%   13.55%   13.83%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0% and the Class C contingent deferred sales charge of 1% for the first year only. Class I shares (institutional shares) are offered without sales charges or contingent deferred sales charges. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement to Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B, C and I share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

CRABBE HUSON EQUITY FUND

INVESTMENT PORTFOLIO
(UNAUDITED)

APRIL 30, 2000
    SHARES                                                                   VALUE
--------------    -----------------------------------------------------  --------------
                                  COMMON STOCKS - 95.2%
                  -----------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 14.9%
DEPOSITORY INSTITUTIONS - 2.9%
      45,400      First Union Corp. ...................................   $  1,447,125
      71,400      U.S. Bancorp.........................................      1,450,313
                                                                          -------------
                                                                             2,897,438
                                                                          -------------
INSURANCE CARRIERS - 10.6%
     116,800      Ace, Ltd. ...........................................      2,795,900
      30,200      Chubb Corp. .........................................      1,921,475
      23,100      MGIC Investment Corp. ...............................      1,104,469
      49,000      United Health Group .................................      3,267,320
      22,000      Wellpoint Health Networks, Inc. .....................      1,622,500
                                                                          -------------
                                                                            10,711,664
                                                                          -------------
NONDEPOSITORY CREDIT INSTITUTIONS - 1.4%
      52,200      Countrywide Credit Industries, Inc. .................      1,442,025
                                                                          -------------
MANUFACTURING - 33%
APPAREL - 1.2%
      26,500      Liz Claiborne, Inc. .................................      1,227,281
                                                                          -------------
CHEMICALS & ALLIED PRODUCTS - 1.3%
      41,300      Goodrich (B.F.) Co. .................................      1,316,438
                                                                          -------------
COMMUNICATIONS EQUIPMENT - 1.7%
      27,900      Lucent Technologies, Inc. ...........................      1,735,031
                                                                          -------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 2.6%
      29,600      Advanced Micro Devices, Inc. ........................      2,597,400
                                                                          -------------
FOOD & KINDRED PRODUCTS - 5.6%
     122,200      IBP, Inc. ...........................................      2,016,300
      25,200      Keebler Foods Co. ...................................        792,225
      70,600      Phillip Morris Cos., Inc. ...........................      1,544,375
      87,000      Sara Lee Corp. ......................................      1,305,000
                                                                          -------------
                                                                             5,657,900
                                                                          -------------
MACHINERY & COMPUTER EQUIPMENT - 7.4%
      93,800      Baker Hughes, Inc. ..................................      2,984,012
      38,300      Compaq Computer Corp. ...............................      1,120,275
     130,600      McDermott International, Inc. .......................      1,061,125
      14,300      Seagate Technology, Inc.(a)..........................        726,619
     216,100      Silicon Graphics, Inc.(a)............................      1,553,219
                                                                          -------------
                                                                             7,445,250
                                                                          -------------
MEASURING & ANALYZING INSTRUMENTS - 2.4%
      44,600      Eastman Kodak Co. ...................................      2,494,812
                                                                          -------------
MISCELLANEOUS MANUFACTURING - 2.3%
      50,300      Tyco International Ltd. .............................      2,310,656
                                                                          -------------

See notes to investment portfolio.

CRABBE HUSON EQUITY FUND

(UNAUDITED)

APRIL 30, 2000
    SHARES                                                                   VALUE
--------------    -----------------------------------------------------  --------------
                                COMMON STOCKS (CONTINUED)
                  -----------------------------------------------------
MANUFACTURING (CONTINUED)
PETROLEUM REFINING - 1.5%
      64,400      USX-Marathon Group...................................   $  1,501,325
                                                                          -------------
PRIMARY METAL - 2.5%
      39,300      Alcoa, Inc. .........................................      2,549,587
                                                                          -------------
TRANSPORTATION EQUIPMENT - 4.5%
      16,700      DaimlerChrysler AG...................................        961,294
      64,200      Delphi Automotive Systems Corp. .....................      1,227,825
      43,000      Ford Motor Co. ......................................      2,351,562
                                                                          -------------
                                                                             4,540,681
                                                                          -------------
MINING & ENERGY - 6.6%
CRUDE PETROLEUM & NATURAL GAS - 1.9%
      47,800      Burlington Resources, Inc. ..........................      1,879,137
                                                                          -------------
OIL & GAS EXTRACTION - 2.2%
     118,100      Union Pacific Resources Group, Inc. .................      2,266,044
                                                                          -------------
OIL & GAS FIELD SERVICES - 2.5%
      23,300      Schlumberger Ltd. ...................................      1,783,906
       9,400      Smith International, Inc. ...........................        714,400
                                                                          -------------
                                                                             2,498,306
                                                                          -------------
RETAIL TRADE - 4.8%
FOOD STORES - 1.5%
      47,500      Albertson's, Inc. ...................................      1,546,719
                                                                          -------------
GENERAL MERCHANDISE STORES - 0.9%
      27,900      Federated Department Stores, Inc.(a).................        948,600
                                                                          -------------
RESTAURANTS - 2.4%
     133,200      Darden Restaurants, Inc. ............................      2,455,875
                                                                          -------------
SERVICES - 23.2%
AUTO REPAIR, RENTAL & PARKING - 1.6%
      52,400      Hertz Corp., Class A.................................      1,634,225
                                                                          -------------
COMPUTER RELATED SERVICES - 7.6%
      32,900      Ariba, Inc.(a) ......................................      2,440,769
      23,800      At Home Corp., Series A(a)...........................        443,275
      12,900      Commerce One, Inc.(a)................................        787,706
      43,100      Convergys Corp.(a)...................................      1,896,400
      82,400      Deluxe Corp. ........................................      2,075,450
                                                                          -------------
                                                                             7,643,600
                                                                          -------------

See notes to investment portfolio.

CRABBE HUSON EQUITY FUND

(UNAUDITED)

APRIL 30, 2000
    SHARES                                                                   VALUE
--------------    -----------------------------------------------------  --------------
                                COMMON STOCKS (CONTINUED)
                  -----------------------------------------------------
SERVICES (CONTINUED)
COMPUTER SOFTWARE - 3.6%
      74,900      Healtheon/WebMD Corp.(a).............................   $  1,577,581
      18,400      Microsoft Corp.(a) ..................................      1,283,400
      59,100      PeopleSoft, Inc.(a) .................................        823,706
                                                                          -------------
                                                                             3,684,687
                                                                          -------------
HEALTH SERVICES - 10.3%
      51,900      Becton, Dickinson & Co. .............................      1,329,938
      18,600      Biogen, Inc.(a)......................................      1,093,912
     211,200      Healthsouth Corp.(a).................................      1,702,800
     166,100      Health Management Associates, Inc.(a)................      2,647,219
      75,700      Tenet Healthcare Corp. ..............................      1,930,350
      37,700      Watson Pharmaceuticals, Inc. ........................      1,694,144
                                                                          -------------
                                                                            10,398,363
                                                                          -------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITATION SERVICES - 12.7%
AIR TRANSPORTATION - 1.4%
      26,200      British Airways PLC..................................      1,378,775
                                                                          -------------
ELECTRIC SERVICES - 2.7%
      40,200      Duke Energy Corp. ...................................      2,311,500
      17,200      PG&E Corp. ..........................................        446,125
                                                                          -------------
                                                                             2,757,625
                                                                          -------------
GAS SERVICES - 2.9%
      30,000      Columbia Energy Group................................      1,882,500
      23,900      El Paso Energy Corp. ................................      1,015,750
                                                                          -------------
                                                                             2,898,250
                                                                          -------------
SANITARY SERVICES - 0.3%
      21,500      Waste Management, Inc. ..............................        341,313
                                                                          -------------
TELECOMMUNICATION - 3.2%
      25,900      CenturyTel, Inc. ....................................        634,550
      34,100      MediaOne Group, Inc.(a)..............................      2,578,813
                                                                          -------------
                                                                             3,213,363
                                                                          -------------
WATER TRANSPORTATION - 1.0%
      42,500      Carnival Corp., Class A..............................      1,057,187
                                                                          -------------
WHOLESALE TRADE - 1.2%
DURABLE GOODS
  $   27,800      Grainger (W.W.), Inc. ...............................      1,205,825
                                                                          -------------
Total Common Stocks (cost of $83,588,786)(b)                                96,235,382
                                                                          -------------

See notes to investment portfolio.

CRABBE HUSON EQUITY FUND

(UNAUDITED)

APRIL 30, 2000
     PAR                                                                     VALUE
--------------    -----------------------------------------------------  --------------
SHORT-TERM OBLIGATIONS - 5.7%
                  -----------------------------------------------------
  $5,805,000      Repurchase agreement with SBC Warburg Ltd., dated
                    04/28/00, due 05/01/00 at 5.710%, collateralized by
                    U.S. Treasury notes with various maturities to
                    2025, market value $5,938,839 (repurchase proceeds
                    $5,807,762)........................................   $  5,805,000
                                                                          -------------
OTHER ASSETS & LIABILITIES, NET - (0.9)%                                      (932,195)
                                                                          -------------
                                                    NET ASSETS - 100.0%   $101,108,187
                                                                          -------------

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

See notes to financial statements.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

FUND TOPPED BOTH EQUITY AND BOND MARKET RETURNS

For the six months ended April 30, 2000, Class A shares of Crabbe Huson Managed Income & Equity Fund generated a total return of 9.01% before sales charges, surpassing 7.18% total return for the Standard & Poor's 500 Index and the 1.51% total return for the Lehman Brothers Long-Term Government/Corporate Bond Index. The strong results for the Fund, which invests in both equities and fixed-income securities, were due largely to a swift rotation in the U.S. equity markets during early 2000.

EQUITY PORTION OUTPERFORMS AT PERIOD-END

From the fall of 1999 through the early months of 2000, investors showed a marked preference for technology stocks. Many mid- and large-capitalization stocks fell from favor, bringing them within reach of our price-sensitive, contrarian style of investing. As a result, since last October, we have been able to add more mid- and large-cap stocks to the portfolio.

In March 2000, the "growth spurt" for technology came to a dramatic end. After peaking on March 10, the technology-heavy NASDAQ Index dropped 35.7% by April
14. The quick turn of events benefited the Fund in two ways. First, investors looking for reasonably priced, less-volatile alternatives to technology gravitated toward higher-quality mid-sized and large companies, which caused many of our holdings to appreciate. Second, April gave us an opportunity to purchase stocks with good, long-term potential that we had not been able to own recently, including some fundamentally sound technology stocks that, in a clear case of guilt by association, were beaten down 50% or more from their highs.

We were particularly pleased about gains for our large-cap health care stocks. Ravaged by cuts in Medicare and legal problems in recent years, the sector is finally regaining strength. For the first time in years, major medical providers were in a position to pass along some of the increasing costs of doing business and to reverse their operating losses. The change has attracted positive attention from investors and contributed to substantial gains for our positions in Health Management Associates (1.5% of net assets) and United Health Group (2.0% of net assets). Consistent with our contrarian approach, now that the sector is getting back on its feet, we have chosen to take some profits and have been trimming our allocation to the sector.

ENERGY CONTINUES TO PERFORM WELL

When oil prices reached a low of $10 per barrel roughly two years ago, we began building positions as others discarded energy stocks. We were rewarded for our patience when the prices of oil and natural gas rebounded in 1999 and continued to move higher in 2000. Many energy stocks in the portfolio have reached our initial price targets and, while we continue to like the energy sector, we have begun to sell selected positions. One of the Fund's largest energy holdings at April 30 was Baker Hughes (1.7% of net assets), an exploration services company. The share price had risen 44% over our cost.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

FEARS OF INFLATION CAUSE MIXED RESULTS FOR BONDS

In the U.S. Treasury market, fears of inflation led initially to higher bond yields and lower prices across the full range of maturities. Later, yields for long-term Treasury securities declined and their prices rose, due to a combination of factors. First, the Treasury Department began buying back long-term government debt in January. As the available supply of these long-term securities dwindled, investors bid up prices for the remaining bonds. Second, two early-2000 interest rate increases by the Federal Reserve and evidence that the U.S. economy is slowing convinced investors inflationary pressures ultimately should abate.

On the corporate side, yields followed Treasurys higher during the first months of the period but lagged Treasurys as they declined in the second half. Higher interest rates may increase the cost of doing business for corporations, a perceived risk that led investors to continue to demand higher yields. The gap between Treasury and corporate yields widened, and prices of most corporate bonds fell.

FUND'S BOND HOLDINGS KEPT PACE WITH BENCHMARK INDEX

Approximately one-half of the Fund's fixed-income assets are invested in corporate issues, including a 20% allocation to bonds rated BBB. When the difference between government and corporate yields increased after January, this portion of the bond portfolio underperformed the index. However, this drag on performance was partially offset by high current income from mortgage-backed securities -- mostly obligations from the Government National Mortgage Association (GNMAs), which are backed by the full faith and credit of the U.S. government. Another offsetting factor was an emphasis on long-term Treasury securities. Long-term bonds generally appreciate more than their short-term counterparts when prices rally, so increasing the amount invested in long-term bonds helped performance as rates fell and prices rose after January.

VOLATILE MARKETS MAY BODE WELL FOR THE FUND

We expect the equity and bond markets to be volatile in the coming six months. It is obvious to us the Federal Reserve is serious about controlling inflation. In addition to hiking short-term interest rates six times in less than 12 months, it is also draining money out of the banking system, thereby reducing liquidity. We believe this will lead to greater investor uncertainty, increased volatility and more rotations among the various sectors of the equity market. This scenario would provide us ample opportunity to purchase out-of-favor stocks in many sectors and capture gains if investor preferences change.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

In the bond market, investor sentiment, which has been bearish for some time, is likely to remain so for the foreseeable future. As contrarians, we view this as a sign the bond market may have reached or will soon reach a low point; so we will keep the Fund positioned for a more favorable environment later in the year.


/s/ Garth R. Nisbet, CFA                        /s/ Paul C. Rocheleau
Garth R. Nisbet, CFA                             Paul C. Rocheleau


/s/ John E. Maack, Jr., CFA
John E. Maack, Jr., CFA


/s/ Robert E. Anton                             /s/ Jeffrey D. Huffman, CFA
Robert E. Anton                                 Jeffrey D. Huffman, CFA


------------------------
The value and returns of your investment may be affected by stock market fluctuations. Investing in stocks may include liquidity risks as well. Changes in interest rates, changes in the financial strength of issuers of lower rated bond, foreign, political and economic developments may affect Fund performance.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2000

  INCEPTION DATE     1/31/1989          1/27/1999          1/27/1999       10/28/1996
   SHARE CLASS           A                  B                  C               I
                  WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH     WITHOUT
                   SALES    SALES     SALES    SALES     SALES    SALES      SALES
                  CHARGE    CHARGE   CHARGE    CHARGE   CHARGE    CHARGE     CHARGE
  Cumulative
    Six months      9.01%    3.83%     8.44%    3.44%     8.44%    7.44%      9.29%
  One year          2.01%   (2.84)%    1.00%   (3.60)%    1.00%    0.08%      2.51%
  Five years        9.50%    8.44%     9.26%    8.98%     9.26%    9.26%      9.82%
  10 years         10.83%   10.29%    10.70%   10.70%    10.70%   10.70%     10.98%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2000

   SHARE CLASS           A                  B                  C               I
                  WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH     WITHOUT
                   SALES    SALES     SALES    SALES     SALES    SALES      SALES
                  CHARGE    CHARGE   CHARGE    CHARGE   CHARGE    CHARGE     CHARGE
  Cumulative
    Six months      6.99%    1.91%     6.59%    1.67%     6.59%    5.60%      7.26%
  One year          8.40%    3.25%     7.59%    2.68%     7.59%    6.61%      8.94%
  Five years        9.61%    8.55%     9.41%    9.14%     9.41%    9.41%      9.90%
  10 years         10.42%    9.89%    10.32%   10.32%    10.32%   10.32%     10.57%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares, the appropriate Class B contingent, deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0% and the Class C contingent deferred sales charge of 1% for the first year only. Class I shares (institutional shares) are offered without sale charges or contingent deferred sale charges. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B, C and I shares (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

INVESTMENT PORTFOLIO
(UNAUDITED)

APRIL 30, 2000
    SHARES                                                                   VALUE
--------------    -----------------------------------------------------  --------------
                                  COMMON STOCKS - 55.5%
                  -----------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 8.8%
DEPOSITORY INSTITUTIONS - 1.6%
      10,700      First Union Corp. ...................................   $   341,062
      17,200      U.S. Bancorp ........................................       349,375
                                                                          -------------
                                                                              690,437
                                                                          -------------
INSURANCE CARRIERS - 6.3%
      28,200      Ace, Ltd. ...........................................       675,037
       7,200      Chubb Corp. .........................................       458,100
       5,600      MGIC Investment Corp. ...............................       267,750
      12,400      United Health Group .................................       826,832
       5,300      Wellpoint Health Networks, Inc. .....................       390,875
                                                                          -------------
                                                                            2,618,594
                                                                          -------------
NONDEPOSITORY CREDIT INSTITUTIONS - 0.9%
      13,200      Countrywide Credit Industries, Inc. .................       364,650
                                                                          -------------
MANUFACTURING - 23.0%
APPAREL - 0.7%
       6,400      Liz Claiborne, Inc. .................................       296,400
                                                                          -------------
CHEMICALS & ALLIED PRODUCTS - 8%
       9,900      Goodrich (B.F.) Co. .................................       315,563
                                                                          -------------
COMMUNICATIONS EQUIPMENT - 1.0%
       6,700      Lucent Technologies, Inc. ...........................       416,656
                                                                          -------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 1.5%
       7,100      Advanced Micro Devices, Inc. ........................       623,025
                                                                          -------------
FOOD & KINDRED PRODUCTS - 3.3%
      30,900      IBP, Inc. ...........................................       509,850
       6,100      Keebler Foods Co. ...................................       191,769
      17,000      Philip Morris Companies, Inc. .......................       371,875
      21,000      Sara Lee Corp. ......................................       315,000
                                                                          -------------
                                                                            1,388,494
                                                                          -------------
MACHINERY & COMPUTER EQUIPMENT - 4.3%
      22,600      Baker Hughes, Inc. ..................................       718,962
       9,200      Compaq Computer Corp. ...............................       269,100
      31,500      McDermott International, Inc. .......................       255,938
       3,400      Seagate Technology, Inc.(a)..........................       172,763
      52,100      Silicon Graphics, Inc.(a)............................       374,469
                                                                          -------------
                                                                            1,791,232
                                                                          -------------

See notes to investment portfolio.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

(UNAUDITED)

APRIL 30, 2000
    SHARES                                                                   VALUE
--------------    -----------------------------------------------------  --------------
                                COMMON STOCKS (CONTINUED)
                  -----------------------------------------------------
MANUFACTURING (CONTINUED)
MEASURING & ANALYZING INSTRUMENTS - 1.4%
      10,700      Eastman Kodak Co. ...................................   $   598,531
                                                                          -------------
MISCELLANEOUS MANUFACTURING - 1.3%
      12,300      Tyco International Ltd. .............................       565,031
                                                                          -------------
PETROLEUM REFINING - 0.9%
      10,700      USX-Marathon Group...................................       359,012
                                                                          -------------
PRIMARY METAL - 1.5%
       9,500      Alcoa, Inc. .........................................       616,312
                                                                          -------------
TRANSPORTATION EQUIPMENT - 2.6%
       4,000      Daimler Chrysler AG..................................       230,250
      15,500      Delphi Automotive Systems Corp. .....................       296,437
      10,400      Ford Motor Co. ......................................       568,750
                                                                          -------------
                                                                            1,095,437
                                                                          -------------
MINING & ENERGY - 3.4%
CRUDE PETROLEUM & NATURAL GAS - 1.1%
      11,500      Burlington Resources, Inc. ..........................       452,093
                                                                          -------------
OIL & GAS EXTRACTION - 1.3%
      28,400      Union Pacific Resources Group, Inc. .................       544,925
                                                                          -------------
OIL & GAS FIELD SERVICES - 1.0%
       5,600      Schlumberger Ltd. ...................................       428,750
                                                                          -------------
RETAIL TRADE - 2.8%
FOOD STORES - 0.9%
      11,400      Albertson's, Inc. ...................................       371,212
                                                                          -------------
GENERAL MERCHANDISE STORES - 0.5%
       6,700      Federated Department Stores, Inc.(a).................       227,800
                                                                          -------------
RESTAURANTS - 1.4%
      32,100      Darden Restaurants, Inc. ............................       591,844
                                                                          -------------
SERVICES - 10.1%
AUTO REPAIR, RENTAL & PARKING - 0.9%
      12,600      Hertz Corp., Class A.................................       392,962
                                                                          -------------
COMPUTER RELATED SERVICES - 4.4%
       8,100      Ariba, Inc.(a).......................................       600,919
       5,700      At Home Corp. Series A(a)............................       106,163
       3,100      Commerce One, Inc.(a)................................       189,294
      10,400      Convergys Corp.(a)...................................       457,600
      19,900      Deluxe Corp. ........................................       501,231
                                                                          -------------
                                                                            1,855,207
                                                                          -------------

See notes to investment portfolio.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

(UNAUDITED)

APRIL 30, 2000
    SHARES                                                                   VALUE
--------------    -----------------------------------------------------  --------------
                                COMMON STOCKS (CONTINUED)
                  -----------------------------------------------------
SERVICES (CONTINUED)
COMPUTER SOFTWARE - 2.1%
      18,400      Healtheon/WebMD Corp.(a).............................   $   387,550
       4,400      Microsoft Corp.(a)...................................       306,900
      14,300      PeopleSoft, Inc.(a)..................................       199,306
                                                                          -------------
                                                                              893,756
                                                                          -------------
HEALTH SERVICES - 6.1%
      12,500      Becton, Dickinson & Co. .............................       320,312
       4,500      Biogen, Inc.(a)......................................       264,656
      50,900      Healthsouth Corp.(a).................................       410,381
      40,000      Health Management Associates, Inc.(a)................       637,500
      18,200      Tenet Healthcare Corp. ..............................       464,100
       9,100      Watson Pharmaceuticals, Inc.(a)......................       408,931
                                                                          -------------
                                                                            2,505,880
                                                                          -------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 6.7%
AIR TRANSPORTATION - 0.8%
       6,300      British Airways PLC..................................       331,538
                                                                          -------------
ELECTRIC SERVICES - 1.6%
       9,700      Duke Energy Corp. ...................................       557,750
       4,100      PG&E Corp. ..........................................       106,344
                                                                          -------------
                                                                              664,094
                                                                          -------------
OIL & GAS FIELD SERVICES - 2.1%
       7,200      Columbia Energy Group................................       451,800
       5,800      El Paso Energy Corp. ................................       246,500
       2,300      Smith International, Inc. ...........................       174,800
                                                                          -------------
                                                                              873,100
                                                                          -------------
SANITARY SERVICES - 0.2%
       5,200      Waste Management, Inc. ..............................        82,550
                                                                          -------------
TELECOMMUNICATION - 1.8%
       6,200      CenturyTel, Inc. ....................................       151,900
       8,250      MediaOne Group, Inc.(a)..............................       623,906
                                                                          -------------
                                                                              775,806
                                                                          -------------
WATER TRANSPORTATION - 0.6%
      10,100      Carnival Corp. ......................................       251,237
                                                                          -------------

See notes to investment portfolio.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

(UNAUDITED)

APRIL 30, 2000
    SHARES                                                                   VALUE
--------------    -----------------------------------------------------  --------------
                                COMMON STOCKS (CONTINUED)
                  -----------------------------------------------------
WHOLESALE TRADE - 0.7%
DURABLE GOODS
       6,700      Grainger (W.W.), Inc. ...............................   $   290,613
                                                                          -------------
                                                    Total Common Stocks
                                                  (cost of $19,969,550)    23,272,691
                                                                          -------------
    PAR              U.S. GOVERNMENT & AGENCY OBLIGATIONS - 21.9%
--------------       --------------------------------------------
                  COUPON MATURITIES FROM/TO
                  -----------------------------------------------------
                  Federal Home Loan Mortgage Corp.:
   1,769,344      7.000% 11/1/25.......................................     1,769,344
     503,950      7.500% 9/1/25........................................       492,611
     634,019      8.000% 6/1/26........................................       631,838
     320,628      9.000% 4/1/17........................................       327,240
      21,710      9.250% 11/1/16.......................................        22,212
                                                                          -------------
                                                                            3,243,245
                                                                          -------------
                  Federal National Mortgage Association,
     200,000      8.250% 12/18/00......................................       201,844
                                                                          -------------
                  Government National Mortgage Association:
     620,274      6.500% 11/15/28......................................       581,122
     753,913      7.000% 12/15/27......................................       725,641
   1,715,401      7.000% 6/15/28.......................................     1,649,461
                                                                          -------------
                                                                            2,956,224
                                                                          -------------
                  U.S. Treasury Bonds:
      15,000      5.500% 8/15/28.......................................        13,624
     125,000      6.375% 8/15/27.......................................       127,636
     150,000      6.750% 8/15/26.......................................       160,218
                                                                          -------------
                                                                              301,478
                                                                          -------------
                  U.S. Treasury Notes:
     700,000      5.875% 11/15/24......................................       681,513
   1,795,000      6.105% 8/15/29.......................................     1,799,201
                                                                          -------------
                                                                            2,480,714
                                                                          -------------
Total U.S. Government & Agency Obligations (cost of $6,474,393)             9,183,505
                                                                          -------------
                      CORPORATE FIXED INCOME BONDS & NOTES - 18.9%
                  -----------------------------------------------------
 FINANCE, INSURANCE & REAL ESTATE - 4.9%
                                         DEPOSITORY INSTITUTIONS - 1.2%
     500,000      Green Tree Financial Corp., Series 1997-7, Class A-5,
                  6.540% 7/15/19.......................................       495,005
                                                                          -------------

See notes to investment portfolio.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

(UNAUDITED)

APRIL 30, 2000
     PAR                                                                     VALUE
--------------    -----------------------------------------------------  --------------
                   CORPORATE FIXED INCOME BONDS & NOTES (CONTINUED)
---------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE (CONTINUED)
INSURANCE CARRIERS - 2.1%
     400,000      Conseco, Inc., 7.875% 12/15/00.......................   $   304,000
     630,000      Lincoln National Corp., 6.500% 3/15/08...............       566,131
                                                                          -------------
                                                                              870,131
                                                                          -------------
NONDEPOSITORY CREDIT INSTITUTIONS - 1.6%
     655,000      General Motors Acceptance Corp., 9.000% 10/15/02.....       676,792
                                                                          -------------
MANUFACTURING - 6.0%
SECURITY BROKERS & DEALERS - 1.3%
     580,000      Bear Stearns Cos., Inc., 6.875% 10/1/05..............       552,108
                                                                          -------------
CHEMICALS & ALLIED PRODUCTS - 1.4%
      20,000      E.I. DuPont De Nemours & Co., 8.250% 9/15/06.........        20,603
     550,000      Eli Lilly & Co., 8.375% 12/1/06......................       574,745
                                                                          -------------
                                                                              595,348
                                                                          -------------
FABRICATED METAL - 1.3%
     550,000      Snap-on, Inc., 6.625% 10/1/05........................       526,405
                                                                          -------------
FOOD & KINDRED PRODUCTS - 1.3%
     550,000      Anheuser Busch Cos., Inc., 7.000% 9/1/05.............       529,766
                                                                          -------------
RUBBER & PLASTIC - 0.7%
     300,000      Premark International, Inc., 6.875% 11/15/08.........       286,752
                                                                          -------------
RETAIL TRADE - 1.9%
STONE, CLAY, GLASS & CONCRETE - 0.8%
     400,000      Owens-Illinois, Inc., 7.350% 5/15/08.................       354,724
                                                                          -------------
FOOD STORES - 1.1%
     550,000      Kroger Co., 7.000% 5/1/18............................       467,594
                                                                          -------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 6.0%
GENERAL MERCHANDISE STORES - 0.1%
      30,000      Wal-Mart Stores, Inc., 8.000% 9/15/06................        30,738
                                                                          -------------
ELECTRIC SERVICES - 0.4%
     200,000      PacifiCorp, 6.375% 5/15/08...........................       182,916
                                                                          -------------
TELECOMMUNICATION - 5.5%
     650,000      CBS Corp., 7.150% 5/20/05............................       628,399
     590,000      GTE South, Inc., 6.000% 2/15/08......................       526,386
     550,000      SBC Communications, Inc., 6.250% 3/1/05..............       519,772
     660,000      US West Communications, 6.625% 9/15/05...............       625,337
                                                                          -------------
                                                                            2,299,894
                                                                          -------------

See notes to investment portfolio.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

(UNAUDITED)

APRIL 30, 2000
     PAR                                                                     VALUE
--------------    -----------------------------------------------------  --------------
                   CORPORATE FIXED INCOME BONDS & NOTES (CONTINUED)
---------------------------------------------------------------------------------------
WHOLESALE TRADE - 0.1%
NONDURABLE GOODS
      30,000      Sysco Corp., 7.000% 5/1/06...........................   $    29,111
                                                                          -------------
                             Total Corporate Fixed Income Bonds & Notes
                                                  (cost of $11,356,278)     7,897,234
                                                                          -------------
                                                      Total Investments
                                               (cost of $37,741,472)(b)    40,353,480
                                                                          -------------
                            SHORT-TERM OBLIGATIONS - 3.6%
                            -----------------------------
   1,498,000      Repurchase Agreement with SBC Warburg Ltd., dated
                    04/28/00, due 05/01/00 at 5.710%, collateralized by
                    U.S. Treasury notes with various maturities to
                    2025, market value $1,532,538 (repurchase proceeds
                    $1,498,713)........................................     1,498,000
                                                                          -------------

OTHER ASSETS & LIABILITIES, NET - 0.1%                                         35,538
                                                                          -------------

NET ASSETS - 100.0%                                                       $41,887,018
                                                                          -------------

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

See notes to financial statements.

CRABBE HUSON REAL ESTATE INVESTMENT FUND

The six-month period ended April 30, 2000, brought marked improvements in the market for real estate-related securities and for Crabbe Huson Real Estate Investment Fund. For the half-year, Class A shares of the Fund gained 9.52% without a sales charge, while the NAREIT Equity Index advanced 10.91%.

A RESPITE AFTER DIFFICULT TIMES

Following difficult years in 1998 and 1999, the real estate segment of the stock market has rebounded so far in 2000, but not without a final struggle. Prices of real estate investment trusts (REITs) and other real estate-related stocks hit all-time lows in December 1999, due to two factors. First, in an environment that favored most anything "high tech," investors scorned low-tech real estate. Second, investors sold real estate-related securities in large numbers just before year-end 1999, presumably to lock in tax losses and offset capital gains incurred from investments in other sectors of the market.

Demand and prices picked up, however, as the market turned in March 2000 and investors began looking for alternatives to technology, telecommunication and other high-tech stocks -- areas of the market that had become quite unstable. Value sectors like real estate that are less volatile than the broad market benefited from the change in sentiment.

SEEKING TO STAY ONE STEP AHEAD

Normally, we seek to add value by focusing on the less popular equities in the sector. We use diligent, bottom-up research to identify attractive but out-of-favor or overlooked companies. Ideally, we find these securities when they are selling near the bottom of their 52-week trading range and before a catalyst for price appreciation brings them to the market's attention. A good example of this is Spieker Properties. We acquired Spieker, an owner of office and industrial properties on the West Coast, when that region of the country was distressed by the Asian economic crisis of 1998. We liquidated our position this year, when investors returned to the real estate sector and the stock price hit our target level.

The dismal situation in the real estate sector last November and December offered us a rare opportunity to shift our focus from less-popular REITs to larger, better-known ones. With the entire sector depressed, we were able to buy shares of Boston Properties Inc. (3.4% of net assets) and other high-quality players at very attractive prices. We believed the entire sector had been sold down to levels well below the value of the underlying properties. We also reasoned once investors recognized this imbalance, money could flow back to the sector, going first to the better-known stocks. The half-dozen stocks in this higher-quality group have sharply outperformed the real estate sector since December 1999.

Matters have not turned out as well for our investment in Trammell Crow (4.5% of net assets), a quality company whose primary driver of growth is outsourcing real estate services to institutions and corporations. The company assumes responsibility for managing a client's real estate portfolio and has a strong track record of reducing

CRABBE HUSON REAL ESTATE INVESTMENT FUND

clients' operating costs. It has met or exceeded all but one quarterly earnings estimate since becoming a public company three years ago. Nonetheless, the stock price has languished since we purchased it in the summer of 1999. We continue to believe matters will improve once investors learn about this little-known success story. We will wait for the situation to work itself out.

After the real estate sector returned to favor in 2000, we changed tactics again, returning to our typical emphasis on lesser-known names. If investors continue to seek shelter from pricey and volatile stocks in the coming months, we would expect the interest in real estate equities to broaden and embrace these less popular but still fundamentally sound securities.

A POSITIVE OUTLOOK

There are many valuable but undervalued companies in the real estate sector. In the strong economic environment of the past several years, balance sheets of REITs and other real estate-related companies have improved considerably. In addition, most segments of the real estate market are operating in a relative equilibrium of supply and demand and have very good prospects for sustainable growth. Earnings projections point toward another year of healthy profits for the sector. In our view, real estate stocks continue to offer very good, long-term potential.

                                                   /s/ Michael B. Stokes, CFA
                                                   Michael B. Stokes, CFA

------------------------
An investment in the Fund may be subject to certain risks associated with ownership of real estate such as possible declines in value, environmental problems, natural disasters, changes in interest rates and local economic conditions. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments.

CRABBE HUSON REAL ESTATE INVESTMENT FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2000

  INCEPTION DATE      4/1/1994          1/27/1999          1/27/1999       1/29/1999
   SHARE CLASS           A                  B                  C               Z
                  WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH     WITHOUT
                   SALES    SALES     SALES    SALES     SALES    SALES      SALES
                  CHARGE    CHARGE   CHARGE    CHARGE   CHARGE    CHARGE     CHARGE
  Cumulative
    Six months      9.52%    4.32%     9.10%    4.10%     9.11%    8.11%      9.54%
  One year         (3.00)%  (7.60)%   (3.57)%  (8.10)%   (3.66)%  (4.57)%    (2.75)%
  Five years        9.84%    8.78%     9.66%    9.38%     9.64%    9.64%      9.90%
  Life of Fund      7.70%    6.84%     7.55%    7.44%     7.54%    7.54%      7.75%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2000

   SHARE CLASS           A                  B                  C               Z
                  WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH     WITHOUT
                   SALES    SALES     SALES    SALES     SALES    SALES      SALES
                  CHARGE    CHARGE   CHARGE    CHARGE   CHARGE    CHARGE     CHARGE
  Cumulative
    Six months     1.22%    (3.59)%    0.94%   (3.88)%    0.94%   (0.02)%     1.45%
  One year         0.48%    (4.29)%   (0.09)%  (4.79)%   (0.09)%  (1.03)%     0.85%
  Five years       8.34%     7.29%     8.18%    7.89%     8.16%    8.16%      8.42%
  Life of Fund     6.70%     5.84%     6.57%    6.46%     6.55%    6.55%      6.77%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0% and the Class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B, C and Z shares (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

CRABBE HUSON REAL ESTATE INVESTMENT FUND

INVESTMENT PORTFOLIO
(UNAUDITED)

APRIL 30, 2000
    SHARES                                                                   VALUE
--------------    -----------------------------------------------------  --------------
                                  COMMON STOCKS - 89.6%
                  -----------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 89.6%
APARTMENTS - 5.8%
     11,900       Archstone Communities Trust..........................    $  257,336
      6,617       Camden Property Trust................................       187,757
                                                                          -------------
                                                                              445,093
                                                                          -------------
DIVERSIFIED - 12.7%
     15,900       Castle & Cook Inc.(a)................................       288,187
      8,200       Catellus Development Corp.(a)........................       106,600
      7,700       Golf Trust of America Inc.(a)........................       132,825
     21,000       Kennedy Wilson Inc.(a)...............................       102,375
     26,400       Trammell Crow Co.(a).................................       343,200
                                                                          -------------
                                                                              973,187
                                                                          -------------
FACTORY OUTLETS - 2.0%
      8,100       Pan Pacific Retail Properties, Inc. .................       153,900
                                                                          -------------
HEALTHCARE - 2.3%
      9,725       Healthcare Realty Trust, Inc. .......................       175,050
                                                                          -------------
INDUSTRIAL - 16.3%
     19,000       AMB Property Corp. ..................................       419,187
      5,000       BRE Properties Inc. Class A..........................       139,687
      7,400       Boston Properties Inc. ..............................       258,075
      7,700       Colonial Properties Trust............................       192,019
     12,000       Prologis Trust.......................................       236,250
                                                                          -------------
                                                                            1,245,218
                                                                          -------------
LODGING - 5.2%
     22,500       RFS Hotel Investors Inc..............................       272,812
     30,000       Silverleaf Resorts, Inc.(a)..........................       127,500
                                                                          -------------
                                                                              400,312
                                                                          -------------
MANUFACTURED HOMES - 5.7%
     17,000       Asset Investors Corp. ...............................       199,750
     46,100       Commercial Assets, Inc. .............................       233,381
                                                                          -------------
                                                                              433,131
                                                                          -------------
OFFICE - 11.4%
     15,800       Equity Office Properties Trust.......................       429,562
      9,100       Kilroy Realty Corp. .................................       219,537
     14,000       Trizechahn Corp. ....................................       227,508
                                                                          -------------
                                                                              876,607
                                                                          -------------
REGIONAL MALLS - 14.6%
     11,700       Crown American Realty................................        65,081
     12,650       Glimcher Realty Trust................................       173,937

See notes to investment portfolio.

CRABBE HUSON REAL ESTATE INVESTMENT FUND

(UNAUDITED)

APRIL 30, 2000
    SHARES                                                                   VALUE
--------------    -----------------------------------------------------  --------------
                                  COMMON STOCKS - 89.6%
                  -----------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE (CONTINUED)
REGIONAL MALLS (CONTINUED)
     14,500       JDN Realty Corp. ....................................    $  140,469
      8,600       Philips International Realty.........................       141,362
      9,640       Simon Properties Group, Inc. ........................       244,615
     15,000       Taubman Centers Inc. ................................       179,062
      5,000       Vornado Realty Trust.................................       172,500
                                                                          -------------
                                                                            1,117,026
                                                                          -------------
STORAGE - 7.9%
     27,100       Public Storage, Inc. ................................       606,361
                                                                          -------------
TRIPLE NET LEASE - 5.7%
     22,500       Correctional Properties Trust........................       267,187
      7,000       Franchise Finance Corp. of America...................       166,250
                                                                          -------------
                                                                              433,437
                                                                          -------------
                                                    Total Common Stocks
                                                (cost of $7,220,253)(b)     6,859,322
                                                                          -------------
    PAR                     SHORT-TERM INVESTMENTS - 5.5%
--------------              -----------------------------
   $424,000       Repurchase agreement with SBC Warburg Ltd., dated
                    04/28/00, due 05/01/00 at 5.710%, collateralized by
                    U.S. Treasury notes with various maturities to
                    2025, market value $433,776 (repurchase proceeds
                    $424,202)..........................................       424,000
                                                                          -------------
OTHER ASSETS & LIABILITIES - 4.9%                                             372,097
                                                                          -------------
                                                    NET ASSETS - 100.0%    $7,655,419
                                                                          -------------
                                                                          -------------

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

CRABBE HUSON SMALL CAP FUND

STRONG PERFORMANCE FOR FIRST HALF OF FISCAL 2000

Crabbe Huson Small-Cap Fund generated a total return of 34.93% for the six months ended April 30, 2000, based on Class A shares before sales charges. By comparison, the six-month total return for the Russell 2000 Index was 18.72%. The strong results for the Fund and small caps in general can be attributed primarily to a rapid change in investor sentiment.

TECHNOLOGY LEADS THE SMALL-CAP MARKET

After virtually ignoring small-cap stocks for several years, investors had a change of heart in the fall of 1999 and turned a favorable eye on this portion of the market, particularly technology and telecommunications stocks. Prices of many technology-related stocks -- especially Internet-related stocks and new public offerings -- soared between last October and early March 2000. However, the love affair with technology cooled dramatically after March 2000, in part because stock prices in the sector had reached unjustifiable levels.

As contrarians, we avoid the highest-P/E stocks in favor of the less expensive issues. Most of these were providers of hardware, software and components, many of which we had purchased long before technology rotated into favor. A good example of this was Actel Corp. (3.0% of net assets), the Fund's best-performing holding during the six-month period. We added Actel, a manufacturer of field-programmable gate arrays, to the portfolio several years ago. The company had a strong product line but was undervalued because investors felt it could not compete effectively against larger, more established companies. Since then, Actel has made major inroads with its competitors' largest customers, bringing it to the market's attention while technology began to soar. At April 30, the stock's price was more than 200% above our cost per share.

As technology stock prices rose, we liquidated or trimmed many of the Fund's positions, taking profits along the way. This, combined with the emphasis on lesser-valued technology companies, both helped and hurt performance. The Fund missed out on the astronomical gains that the higher-flying companies posted before March, but it also was spared the worst of the rapid deflation of these stocks that followed.

FUND POSITIONED FOR CONTINUED ECONOMIC GROWTH

At the period's inception, many investors were concerned that interest rate increases by the Federal Reserve would drag the rapidly expanding economy into a recession. We did not agree with this viewpoint and positioned the Fund in undervalued small-cap companies that we felt would benefit from continued economic growth. After technology, the Fund's largest sector allocations were services, energy and health care. Results for all three groups were lackluster.

Many of the Fund's energy holdings are natural gas exploration, production or service companies. With continued growth of the economy, production at low levels, and reserves nearly depleted, it appears likely gas production must increase in the

CRABBE HUSON SMALL CAP FUND

foreseeable future, a change that would positively impact revenues and earnings for natural gas companies. Yet there are few interested buyers for these stocks. Although the sector has languished, we have maintained our above-average weighting in the belief it is overdue for a comeback. We perceive several potential catalysts for change, including possible industry consolidation.

Circumstances in the health care industry have improved since last October, but most of the Fund's holdings remain below our target price levels. After succumbing to problems brought on by federal government spending cuts in the past two years, the sector is slowly regaining strength. More recently, the Clinton Administration has indicated it may ease its stance on health care.

MORE ECONOMIC GROWTH TO COME

We continue to think the robust U.S. economy will not be stopped easily. Thus, we expect to see more of what occurred in the past six months: a broadening of the market to embrace areas that have been shunned, and a swift correction to any sector that becomes overvalued too quickly. If we are correct, investor interest in small caps should continue to grow, which would bode well for the Fund. In the meantime, we will, as always, do our best to identify and purchase undervalued small caps, whether they are considered "growth" or "value," before a catalyst for change brings them to or returns them to favor with investors.

For instance, as the period drew to a close, we were actively investing in small-cap technology stocks that had been abandoned by the market. While these are considered growth stocks, many had declined to as much as 75% below their recent highs -- traditionally "value" territory. The low price, combined with the potential for a rebound once the worst of the technology-centered correction is over, makes them ideal at this point for our contrarian style of investing.


/s/ James E. Crabbe                /s/ John W. Johnson, CFA
James E. Crabbe                    John W. Johnson, CFA


------------------------
Investing in small-cap stocks may present special risks including possible illiquidity and greater price volatility than stocks of larger, more established companies.

CRABBE HUSON SMALL CAP FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2000

  INCEPTION DATE     2/16/1996       10/10/1996
   SHARE CLASS           A               I
                  WITHOUT    WITH     WITHOUT
                   SALES    SALES      SALES
                  CHARGE    CHARGE     CHARGE
  Cumulative
    Six months     34.93%   27.17%     35.00%
  One year         25.66%   18.43%     26.23%
  Life of Fund      5.00%    3.53%      5.35%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2000

   SHARE CLASS           A               I
                  WITHOUT    WITH     WITHOUT
                   SALES    SALES      SALES
                  CHARGE    CHARGE     CHARGE
  Cumulative
    Six months     25.24%   18.04%     25.38%
  One year         47.45%   38.97%     47.78%
  Life of Fund      6.44%    4.93%      6.79%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares. Class I shares (institutional shares) are offered without sales charges or contingent deferred sales charges. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class I share performance information includes returns of the Fund's Class A shares for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class A shares and Class I shares.

CRABBE HUSON SMALL CAP FUND

INVESTMENT PORTFOLIO
(UNAUDITED)

APRIL 30, 2000    -----------------------------------------------------
    SHARES                       COMMON STOCKS -- 97.1%                      VALUE
--------------                   ----------------------                  --------------
FINANCE, INSURANCE & REAL ESTATE - 6.0%
INSURANCE CARRIERS - 6.0%
     33,900       Fidelity National Financial, Inc. ...................   $   500,025
     32,000       Risk Capital Holdings, Inc.(a).......................       492,500
     28,200       StanCorp Financial Group, Inc........................       821,325
                                                                          -------------
                                                                            1,813,850
                                                                          -------------
MANUFACTURING - 35.1%
APPAREL - 8.1%
    111,200       Oakley, Inc.(a)......................................     1,278,800
     91,400       Phillips-Van Heusen Corp.............................       771,188
     38,600       The Warnaco Group, Inc., Class A.....................       410,125
                                                                          -------------
                                                                            2,460,113
                                                                          -------------
CHEMICALS & ALLIED PRODUCTS - 2.5%
      9,700       Barr Laboratories, Inc.(a)...........................       418,919
     15,500       Wellman, Inc. .......................................       331,313
                                                                          -------------
                                                                              750,232
                                                                          -------------
ELECTRICAL INDUSTRIAL EQUIPMENT - 3.0%
     24,700       Actel Corp.(a).......................................       909,269
                                                                          -------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 2.3%
     77,900       Checkpoint Systems, Inc..............................       696,231
                                                                          -------------
ELECTRONIC COMPONENTS - 3.2%
    155,900       HMT Technology Corp.(a)..............................       353,211
     29,700       Rayovac Corp.(a).....................................       619,988
                                                                          -------------
                                                                              973,199
                                                                          -------------
MACHINERY & COMPUTER EQUIPMENT - 3.0%
    118,400       Auspex Systems, Inc.(a)..............................       902,800
                                                                          -------------
MEASURING & ANALYZING INSTRUMENTS - 0.5%
     56,600       Flanders Corp.(a)....................................       155,650
                                                                          -------------
PAPER PRODUCTS - 1.6%
     38,400       Longview Fibre Co....................................       489,600
                                                                          -------------
PRIMARY METAL - 5.5%
     59,300       Century Aluminum Co. ................................       830,200
     56,600       Ispat International NV, NY Registered Shares.........       661,513
     14,100       UCAR International, Inc.(a)..........................       185,944
                                                                          -------------
                                                                            1,677,657
                                                                          -------------
PRINTING & PUBLISHING - 2.1%
     71,900       Mail-Well, Inc.(a)...................................       642,606
                                                                          -------------

See notes to investment portfolio.

CRABBE HUSON SMALL CAP FUND

(UNAUDITED)

APRIL 30, 2000    -----------------------------------------------------
    SHARES                      COMMON STOCKS (CONTINUED)                    VALUE
--------------                  -------------------------                --------------
MANUFACTURING (CONTINUED)
RUBBER & PLASTIC - 1.2%
     27,600       Cooper Tire & Rubber Co. ............................   $   372,600
                                                                          -------------
TRANSPORTATION EQUIPMENT - 2.0%
     40,500       Wabash National Corp. ...............................       589,781
                                                                          -------------
MINING & ENERGY - 15.2%
OIL & GAS EXTRACTION - 5.9%
     63,200       Forest Oil Corp.(a)..................................       707,050
     79,700       Santa Fe Snyder Corp.(a).............................       732,244
     18,600       Tom Brown, Inc.(a)...................................       353,400
                                                                          -------------
                                                                            1,792,694
                                                                          -------------
OIL & GAS FIELD SERVICES - 9.2%
    358,200       Grey Wolf, Inc.(a)...................................     1,455,187
     93,100       Input/Output, Inc.(a)................................       686,613
     35,500       Nuevo Energy Co.(a)..................................       621,250
                                                                          -------------
                                                                            2,763,050
                                                                          -------------
SERVICES - 24.2%
AMUSEMENT & RECREATION - 0.9%
      6,400       Anchor Gaming(a).....................................       257,600
                                                                          -------------
BUSINESS SERVICES - 0.9%
     20,500       Daleen Technologies, Inc.(a).........................       269,062
                                                                          -------------
COMPUTER RELATED SERVICES - 6.2%
     64,200       Mentor Graphics Corp.(a).............................       842,625
     46,700       Sensormatic Electronics Corp. .......................       779,306
     37,800       Sitel Corp.(a).......................................       259,875
                                                                          -------------
                                                                            1,881,806
                                                                          -------------
COMPUTER SOFTWARE - 1.2%
     10,800       CCC Information Services Group, Inc.(a)..............       149,850
     14,600       Unova, Inc.(a).......................................       204,400
                                                                          -------------
                                                                              354,250
                                                                          -------------
EDUCATIONAL SERVICES - 1.4%
     23,800       ITT Educational Services, Inc.(a)....................       425,425
                                                                          -------------
HEALTH SERVICES - 11.7%
     20,400       Covance, Inc.(a).....................................       187,425
     86,900       Coventry Health Care Inc.(a).........................       923,312
     18,200       IDEXX Laboratories, Inc.(a)..........................       477,750

See notes to investment portfolio.

CRABBE HUSON SMALL CAP FUND

(UNAUDITED)

APRIL 30, 2000    -----------------------------------------------------
    SHARES                      COMMON STOCKS (CONTINUED)                    VALUE
--------------                  -------------------------                --------------
SERVICES (CONTINUED)
     99,600       Mid Atlantic Medical Services, Inc.(a)...............   $   927,525
     29,900       Omnicare, Inc. ......................................       454,106
     75,100       Vysis, Inc.(a).......................................       558,556
                                                                          -------------
                                                                            3,528,674
                                                                          -------------
MOTION PICTURES - 1.2%
     50,800       Hollywood Entertainment Corp.(a).....................       355,600
                                                                          -------------
PERSONAL SERVICES - 0.7%
     17,200       Regis Corp. .........................................       201,025
                                                                          -------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 14.3%
AIR TRANSPORTATION - 3.1%
     15,800       Alaska Air Group.....................................       454,250
     31,400       Frontier Airlines, Inc.(a)...........................       478,850
                                                                          -------------
                                                                              933,100
                                                                          -------------
GAS SERVICES - 1.5%
     26,788       Western Gas Resources, Inc. .........................       447,025
                                                                          -------------
MOTOR FREIGHT & WAREHOUSING - 5.1%
     53,900       Budget Group, Inc., Class A(a).......................       252,656
     23,900       J.B. Hunt Transport Services, Inc. ..................       394,350
     46,800       Yellow Corp. ........................................       892,125
                                                                          -------------
                                                                            1,539,131
                                                                          -------------
TELECOMMUNICATION - 3.4%
     55,000       E. Spire Communications, Inc.(a).....................       278,437
    113,000       PictureTel Corp.(a)..................................       480,250
     24,700       WebLink Wireless, Inc.(a)............................       280,963
                                                                          -------------
                                                                            1,039,650
                                                                          -------------
TRANSPORTATION SERVICES - 1.2%
     37,900       Fritz Companies, Inc.(a).............................       364,787
                                                                          -------------
WHOLESALE TRADE - 2.3%
NONDURABLE GOODS
     41,300       Fleming Co., Inc. ...................................       678,869
                                                                          -------------
                                                     Total Common Stock
                                               (cost of $33,946,593)(b)    29,265,336
                                                                          -------------

See notes to investment portfolio.

CRABBE HUSON SMALL CAP FUND

(UNAUDITED)

    PAR                     SHORT-TERM OBLIGATIONS - 1.6%                   VALUE
--------------              -----------------------------                --------------
   $472,000       Repurchase agreement with SBC Warburg Ltd., dated
                    04/28/00, due 5/1/00 at 5.710%, collateralized by
                    U.S. Treasury notes with various maturities to
                    2025, market value $482,882 (repurchase proceeds
                    $472,225)..........................................   $   472,000
                                                                          -------------
OTHER ASSETS & LIABILITIES, NET - 1.3%                                        403,258
                                                                          -------------
NET ASSETS - 100.0%                                                       $30,140,594
                                                                          -------------
                                                                          -------------

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

See notes to financial statements.

CRABBE HUSON SPECIAL FUND

A STRONG SIX-MONTH RETURN DESPITE A VOLATILE MARKET

After virtually ignoring small-cap stocks for several years, investors had a change of heart in the fall of 1999 and turned a favorable eye on this portion of the market, particularly technology and telecommunications stocks. Although investors' love affair with technology cooled dramatically after March 2000, the small-cap segment of the market and the Crabbe Huson Special Fund delivered very good results for the six months ended April 30, 2000. Class A shares of the Fund posted a total return of 33.57%, compared to a gain of 18.72% for the Russell 2000 Index.

FUND WAS POSITIONED FOR CONTINUED ECONOMIC GROWTH

At the period's inception, many investors were concerned that interest rate increases by the Federal Reserve would drag the rapidly expanding economy into a recession. We did not agree with this viewpoint and positioned the Fund in undervalued small-and mid-cap companies we felt would benefit from continued economic growth.

TRUCKING PERFORMS EXCEPTIONALLY WELL

The trucking industry has grown increasingly prosperous with the prolonged economic expansion. Yet the market, concerned about the impact of higher prices for gasoline, all but ignored these investments until recently. As contrarians, we saw the market's disdain as an opportunity to buy stocks in this group, while demand and prices were low. We focused on companies with good earnings growth prospects, such as Yellow Corporation (5.7% of net assets). Yellow imposes fuel surcharges on its customers and has not been adversely affected by higher fuel costs. At April 30, the stock price was 62% higher than the Fund's cost per share.

Another company that performed well was Century Aluminum (4.8% of net assets). The company's stock price was severely depressed until Century sold its fabrication facilities for more than the entire market value of the company and reinvested the proceeds in its core aluminum production business. The move caught the market's attention, and the stock price rapidly climbed 50%. While Century remains noticeably undervalued, we anticipate further improvements. With the present shortage of physical inventory in the aluminum industry, any increase in demand could make the stock more attractive to investors.

CHALLENGING TIMES FOR ENERGY AND HEALTH CARE

Against a backdrop of skepticism, the Fund's energy holdings generally performed poorly, but we have maintained our above-average weighting, in the belief that the sector is overdue for a comeback. For instance, with continued growth of the economy, natural gas reserves down, and production at low levels, it appears likely that production must increase. Increased production would positively impact revenues and earnings for energy stocks. Yet there are few interested buyers. Although the sector has languished until recently, we perceive several potential catalysts for change, including possible industry consolidation.

CRABBE HUSON SPECIAL FUND

In the health care industry, circumstances have improved since last October, but most of the Fund's holdings remain below our target price levels. The industry has battled tremendous headwinds from the Federal government over the past two years. Over the past six months, we repositioned assets in several lesser-known but promising HMOs and other service providers. More recently, the Clinton Administration has indicated it may ease its stance on health care.

RAPID CHANGES FOR TECHNOLOGY STOCKS

When it comes to technology, it is hard to talk about "unpopular" stocks. Throughout most of the period, nearly all technology or telecommunications stocks, whether profitable or not, had a following. As contrarians, we avoided the highest-P/E stocks -- such as Internet companies and new public offerings -- in favor of the less-expensive providers of hardware, software and components. As prices rose, we also liquidated or trimmed many of the Fund's technology positions, taking profits along the way. The emphasis on lesser-valued companies both helped and hurt performance. The Fund missed out on the astronomical gains that higher-flying companies posted before March, but it also was spared the worst of the rapid deflation that followed.

MORE ECONOMIC GROWTH TO COME

We continue to think that the robust U.S. economy will not be stopped easily. Thus, we expect to see more of what occurred in the past six months: a broadening of the market to embrace areas that have been shunned, and a swift correction to any sector that becomes overvalued too quickly. If we are correct, investor interest in small- and mid-cap companies will continue to grow, which would bode well for the Fund. In the meantime, we will, as always, do our best to identify and purchase undervalued growth or value stocks before a catalyst for change brings them to or returns them to favor with investors.


/s/ John Johnson                   /s/ James E. Crabbe
John W. Johnson, CFA               James E. Crabbe

------------------------
Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. In addition, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security.

CRABBE HUSON SPECIAL FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2000

                             4/9/1987
     INCEPTION DATE
     SHARE CLASS - A
                         WITHOUT    WITH
                          SALES     SALES
                         CHARGE    CHARGE
  Cumulative
    Six months            33.57%    25.89%
  One year                 6.77%     0.63%
  Five years              (4.34)%   (5.46)%
  10 years                 8.13%     7.49%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2000

     SHARE CLASS - A
                         WITHOUT    WITH
                          SALES     SALES
                         CHARGE    CHARGE
  Cumulative
    Six months            20.12%    13.21%
  One year                38.41%    30.45%
  Five years              (2.74)%   (3.89)%
  10 years                 8.44%     7.80%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

CRABBE HUSON SPECIAL FUND

INVESTMENT PORTFOLIO
(UNAUDITED)

APRIL 30, 2000    -----------------------------------------------------
    SHARES                       COMMON STOCKS - 102.5%                      VALUE
--------------                   ----------------------                  --------------
FINANCE, INSURANCE & REAL ESTATE - 6.3%
INSURANCE CARRIERS - 6.3%
     144,700      Risk Capital Holdings, Inc.(a).......................   $ 2,227,023
      20,000      StanCorp Financial Group, Inc. ......................       582,500
                                                                          -------------
                                                                            2,809,523
                                                                          -------------
MANUFACTURING - 43.7%
APPAREL - 8.5%
     194,300      Oakley, Inc.(a)......................................     2,234,450
     186,000      Phillips-Van Heusen Corp. ...........................     1,569,375
                                                                          -------------
                                                                            3,803,825
                                                                          -------------
CHEMICALS & ALLIED PRODUCTS - 1.7%
      34,600      Wellman, Inc. .......................................       739,575
                                                                          -------------
ELECTRICAL INDUSTRIAL EQUIPMENT - 3.1%
      37,000      Actel Corp.(a).......................................     1,362,063
                                                                          -------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 2.4%
     119,900      Checkpoint Systems, Inc. ............................     1,071,606
                                                                          -------------
ELECTRONIC COMPONENTS - 1.7%
     331,400      HMT Technology Corp.(a)..............................       750,828
                                                                          -------------
MACHINERY & COMPUTER EQUIPMENT - 5.1%
     300,000      Auspex Systems, Inc.(a)..............................     2,287,500
                                                                          -------------
PAPER PRODUCTS - 8.3%
     287,300      Longview Fibre Co. ..................................     3,663,075
                                                                          -------------
PRIMARY METALS - 8.1%
     151,900      Century Aluminum Co. ................................     2,126,600
     126,000      Ispat International NV, NY Registered Shares.........     1,472,625
                                                                          -------------
                                                                            3,599,225
                                                                          -------------
PRINTING & PUBLISHING - 0.9%
      43,300      Mail-Well, Inc.(a)...................................       386,994
                                                                          -------------
TRANSPORTATION EQUIPMENT - 3.9%
     118,000      Wabash National Corp. ...............................     1,718,375
                                                                          -------------
MINING & ENERGY - 20.7%
OIL & GAS EXTRACTION - 9.1%
     194,200      Forest Oil Corp.(a)..................................     2,172,613
     199,965      Santa Fe Snyder Corp.(a).............................     1,837,178
                                                                          -------------
                                                                            4,009,791
                                                                          -------------
OIL & GAS FIELD SERVICES - 11.6%
     924,900      Grey Wolf, Inc.(a)...................................     3,757,406
      82,000      Nuevo Energy Co.(a)..................................     1,435,000
                                                                          -------------
                                                                            5,192,406
                                                                          -------------

See notes to investment portfolio.

CRABBE HUSON SPECIAL FUND

(UNAUDITED)

APRIL 30, 2000    -----------------------------------------------------
    SHARES                      COMMON STOCKS (CONTINUED)                    VALUE
--------------                  -------------------------                --------------
SERVICES - 17.6%
COMPUTER RELATED SERVICES - 6.4%
     105,600      Mentor Graphics Corp.(a).............................   $ 1,386,000
      87,000      Sensormatic Electronics Corp. .......................     1,451,813
                                                                          -------------
                                                                            2,837,813
                                                                          -------------
HEALTH SERVICES - 11.2%
     200,000      Coventry Health Care, Inc.(a)........................     2,125,000
      22,200      IDEXX Labs, Inc.(a)..................................       582,750
     195,300      Mid-Atlantic Medical Services, Inc.(a)...............     1,818,731
      61,500      Vysis, Inc.(a).......................................       457,406
                                                                          -------------
                                                                            4,983,887
                                                                          -------------
TRANSPORTATION, COMMUNICATION, ELECTRIC
GAS & SANITATION SERVICES - 10.5%
MOTOR FREIGHT & WAREHOUSING - 7.9%
      60,400      J.B. Hunt Transport Services, Inc. ..................       996,600
     132,600      Yellow Corp. ........................................     2,527,688
                                                                          -------------
                                                                            3,524,288
                                                                          -------------
TELECOMMUNICATION - 2.6%
     163,900      PictureTel Corp.(a)..................................       696,575
      37,700      WebLink Wireless, Inc.(a)............................       428,838
                                                                          -------------
                                                                            1,125,413
                                                                          -------------
WHOLESALE TRADE - 3.7%
NONDURABLE GOODS
     100,700      Fleming Co., Inc. ...................................     1,655,256
                                                                          -------------
                                                    Total Common Stocks
                                               (cost of $50,865,792)(b)    45,521,443
                                                                          -------------
    PAR                      SHORT TERM OBLIGATIONS - 2.2%
--------------               -----------------------------
     978,000      Repurchase agreement with SBC Warburg Ltd. dated
                    04/28/00, due 05/01/00 at 5.710%, collateralized by
                    U.S. Treasury notes with various maturities to
                    2025, market value $1,005,548 (repurchase proceeds
                    $978,465)..........................................       978,000
                                                                          -------------
OTHER ASSETS & LIABILITIES, NET - (4.7)%                                   (2,080,108)
                                                                          -------------
NET ASSETS - 100.0%                                                       $44,419,335
                                                                          -------------
                                                                          -------------

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.

(b) Cost for federal income tax purposes is the same.

See notes to financial statements.

CRABBE HUSON CONTRARIAN INCOME FUND

STRONG PERFORMANCE CONTINUES IN FISCAL 1999

We are pleased to report yet another period of strong performance for the Crabbe Huson Contrarian Income Fund. For the six months ended April 30, 2000, an increased investment in long-term Treasurys, a large allocation to corporate bonds and selective use of mortgage-backed securities all helped Class A shares of the Fund deliver a total return of 1.65% before sales charges. By comparison, the Fund's benchmark, the Lehman Brothers Government Corporate Bond Index, had a total return of 1.51%. The Fund's SEC yield at April 30, 2000, was 6.17%.

"SKATE TO WHERE THE PUCK IS GOING TO BE"

One highly successful hockey player has said that he skates "not to where the puck is, but where it's going to be." It's an appropriate analogy for our management style.

From June through November 1999, the Federal Reserve instituted three hikes in key short-term interest rates, in an attempt to slow the rapid expansion of the U.S. economy and prevent higher rates of inflation in the future. When inflation rises, investors must receive more income or yield to maintain their purchasing power. In response to the possibility of a higher cost of living, the yield on 30-year U.S. Treasurys rose from 5.0% in mid-1999 to 6.5% in January 2000. Prices fell, and investor sentiment toward the bond market became increasingly negative.

As contrarians, we saw the change in attitude as an opportunity. While others sold their bond holdings, we invested, acquiring securities at relatively attractive prices. We believe, despite where matters stood last fall, the economy would ultimately slow, inflationary pressures would ease, and yields would subside. In that case, bond prices would rebound, and the change would be most pronounced for longer-term securities. For this reason, we focused on buying intermediate- and long-term securities. The Fund's duration, a reflection of the years until maturity of its holdings and a measure of its sensitivity to interest rate changes, climbed from 4.4 years at October 31 to 6.0 years in early 2000.

Just as we anticipated, yields on long-term securities began to fall after January 2000, triggered by a buyback program from the U.S. Treasury and a slight change in sentiment. The Treasury began using the Federal government budget surplus to repurchase long-term Treasurys, thereby reducing the supply. In response, investors bid up prices, forcing yields down to approximately 6.2% by late April. In addition, two interest rate increases by the Federal Reserve in early 2000 and evidence the U.S. economy is slowing boosted investor confidence that inflationary pressures will abate. This also helped to take some pressure off yields.

YIELDS ON CORPORATE SECURITIES REMAIN HIGH

Approximately one-half of the Fund's net assets are invested in corporate fixed-income issues, including a 20% allocation to bonds rated BBB. Though still considered investment grade, such bonds are riskier than higher-quality bonds and generally provide higher yields as compensation for the added risk.

CRABBE HUSON CONTRARIAN INCOME FUND

The difference, or spread, between yields in the government and corporate sectors of the market has been above average since late 1998, and corporate bonds have been strong contributors to the Fund's current income. However, yields on corporate securities did not drop as quickly as yields on Treasurys after January 2000. Higher interest rates may increase the cost of doing business for corporations, a perceived risk that led investors to continue to demand higher yields. Prices of most bonds in the sector fell.

Although corporate securities lagged behind the Treasury sector, we have maintained our 50% position. We believe that once the Fed completes its program of rate hikes, costs for corporations should stabilize, and the corporate bond market may rally.

MORTGAGE-BACKED SECURITIES PROVIDE STEADY SOURCE OF INCOME

We use mortgage-backed securities (MBSs) primarily as tools for capturing incremental yield for the Fund. Of the 20% of the Fund's net assets invested in MBSs as of April 30, the bulk comprised obligations from the Government National Mortgage Association. Because these are backed by the full faith and credit of the U.S. government, their prices are less susceptible to interest rate changes.

STILL CAUTIOUS BUT HOPEFUL

As the six months ended, we were cautiously optimistic. The U.S. economy appears to be less robust, and the Federal Reserve seems determined to tighten monetary policy until that becomes a certainty. We see these as indications the bond market may return to favor in the foreseeable future. Provided there are no major surprises in the key inflation indicators, we plan to maintain our present sector allocations and a duration that is higher than that of the benchmark index.


/s/ Garth R. Nisbet                /s/ Paul C. Rocheleau
Garth R. Nisbet, CFA               Paul C. Rocheleau

------------------------
An investment in the Fund offers attractive income and total return opportunities, but also involves certain risks. The value of an investment in the Fund will fluctuate with changes in interest rates.

CRABBE HUSON CONTRARIAN INCOME FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2000

  INCEPTION DATE     1/31/1989          9/15/1999          9/15/1999       10/1/1998    9/15/1999
   SHARE CLASS           A                  B                  C               I            Z
                  WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH     WITHOUT      WITHOUT
                   SALES    SALES     SALES    SALES     SALES    SALES      SALES        SALES
                  CHARGE    CHARGE   CHARGE    CHARGE   CHARGE    CHARGE     CHARGE       CHARGE
  Cumulative Six
    months         1.65%    (3.18)%   1.36%    (3.60)%   1.04%     0.05%      1.65%        1.44%
  One year         1.07%    (3.73)%   0.60%    (4.20)%   0.55%    (0.40)%     1.32%        0.99%
  Five years       7.23%     6.20%    7.13%     6.83%    7.12%     7.12%      7.38%        7.22%
  10 years         7.16%     6.64%    7.11%     7.11%    7.10%     7.10%      7.23%        7.15%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2000

   SHARE CLASS           A                 B                 C             I        Z
                  WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT  WITHOUT
                   SALES    SALES    SALES    SALES    SALES    SALES    SALES    SALES
                  CHARGE   CHARGE   CHARGE   CHARGE   CHARGE   CHARGE   CHARGE   CHARGE
  Cumulative Six
    months         2.32%   (2.54)%   2.09%   (2.91)%   2.00%    1.00%    2.60%    2.47%
  One year         2.05%   (2.80)%   1.73%   (3.11)%   1.67%    0.71%    2.41%    2.26%
  Five years       7.63%    6.59%    7.56%    7.26%    7.55%    7.55%    7.79%    7.67%
  10 years         7.17%    6.65%    7.14%    7.14%    7.13%    7.13%    7.25%    7.19%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0% and the Class C contingent deferred sales charge of 1% for the first year only. Class I shares (institutional shares) are offered without sales charges or contingent deferred sales charges. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement to Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B, C, I and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

CRABBE HUSON CONTRARIAN INCOME FUND

INVESTMENT PORTFOLIO
(UNAUDITED)

APRIL 30, 2000    -----------------------------------------------------
     PAR                  CORPORATE FIXED INCOME BONDS - 50.5%               VALUE
--------------            ------------------------------------           --------------
FINANCE, INSURANCE & REAL ESTATE - 12.5%
DEPOSITORY INSTITUTIONS - 2.5%
  $  100,000      Citicorp,
                    6.375% 11/15/08....................................    $   91,371
     100,000      J.P. Morgan & Co., Inc.,
                    7.625% 9/15/04.....................................        99,851
                                                                          -------------
                                                                              191,222
                                                                          -------------
INSURANCE CARRIERS - 1.7%
      50,000      Conseco, Inc.,
                    7.875% 12/15/00....................................        38,000
     100,000      Lincoln National Corp.,
                    6.500% 3/15/08.....................................        89,862
                                                                          -------------
                                                                              176,004
                                                                          -------------
NONDEPOSITORY CREDIT INSTITUTIONS - 6.4%
     100,000      American Express Credit Corp.,
                    6.500% 8/1/00......................................        99,954
      50,000      American General Finance Corp.,
                    6.200% 3/15/03.....................................        48,142
     100,000      Ford Motor Credit Co.,
                    6.250% 11/8/00.....................................        99,585
     100,000      General Motors Acceptance Corp.,
                    9.000% 10/15/02....................................       103,327
     100,000      Household Finance Corp.,
                    6.000% 5/8/00......................................        99,992
      50,000      Sears, Roebuck & Co. Acceptance Corp.,
                    6.930% 11/15/02....................................        48,825
                                                                          -------------
                                                                              499,825
                                                                          -------------
SECURITY BROKERS & DEALERS - 1.9%
     100,000      Bear Stearns Cos., Inc.,
                    6.875% 10/1/05.....................................        95,191
      50,000      Merrill Lynch & Co., Inc.,
                    6.020% 5/11/01.....................................        49,403
                                                                          -------------
                                                                              144,594
                                                                          -------------
MANUFACTURING - 14.9%
CHEMICALS & ALLIED PRODUCTS - 3.9%
     100,000      E.I. DuPont De Nemours & Co.,
                    8.250% 9/15/06.....................................       103,016
     100,000      Eli Lilly & Co.,
                    8.375% 12/1/06.....................................       104,499
     100,000      IMC Global, Inc.,
                    7.400% 11/1/02.....................................        98,400
                                                                          -------------
                                                                              305,915
                                                                          -------------

CRABBE HUSON CONTRARIAN INCOME FUND

(UNAUDITED)

APRIL 30, 2000    -----------------------------------------------------
     PAR                CORPORATE FIXED INCOME BONDS (CONTINUED)             VALUE
--------------          ----------------------------------------         --------------
MANUFACTURING (CONTINUED)
FABRICATED METAL - 1.1%
  $   90,000      Snap-on, Inc.,
                    6.625% 10/1/05.....................................    $   86,139
                                                                          -------------
FOOD & KINDRED PRODUCTS - 3.8%
     100,000      Anheuser Busch Cos., Inc.,
                    7.000% 9/1/05......................................        96,321
     100,000      Diageo Capital Place,
                    7.250% 11/1/09.....................................        97,159
     100,000      PepsiCo, Inc.,
                    5.875% 6/1/00......................................        99,970
                                                                          -------------
                                                                              293,450
                                                                          -------------
MACHINERY & COMPUTER EQUIPMENT - 3.4%
                  International Business Machines Corp.:
     100,000      5.945% 5/14/01.......................................        98,919
     100,000      7.250% 11/1/02.......................................        99,741
      75,000      Raytheon Co.,
                    6.150% 11/1/08.....................................        64,420
                                                                          -------------
                                                                              263,080
                                                                          -------------
MISCELLANEOUS MANUFACTURING - 0.6%
      50,000      Cooper Industries, Inc.,
                    6.375% 5/8/08......................................        45,048
                                                                          -------------
RUBBER & PLASTIC - 1.2%
     100,000      Premark International, Inc.,
                    6.875% 11/15/08....................................        95,584
                                                                          -------------
STONE, CLAY, GLASS & CONCRETE - 0.9%
      75,000      Owens-Illinois, Inc.,
                    7.350% 5/15/08.....................................        66,511
                                                                          -------------
MINING & ENERGY - 2.4%
OIL & GAS EXTRACTION - 1.2%
     100,000      Occidental Petroleum Corp.,
                    6.750% 11/15/02....................................        97,023
                                                                          -------------
OIL & GAS FIELD SERVICES - 1.2%
     100,000      Enron Corp.,
                    6.725% 11/17/08....................................        90,950
                                                                          -------------
RETAIL TRADE - 4.8%
FOOD STORES - 2.3%
     100,000      Kroger Co.,
                    7.000% 5/1/18......................................        85,017
     100,000      Safeway, Inc.,
                    6.500% 11/15/08....................................        90,122
                                                                          -------------
                                                                              175,139
                                                                          -------------

CRABBE HUSON CONTRARIAN INCOME FUND

(UNAUDITED)

APRIL 30, 2000    -----------------------------------------------------
     PAR                CORPORATE FIXED INCOME BONDS (CONTINUED)             VALUE
--------------          ----------------------------------------         --------------
RETAIL TRADE (CONTINUED)
GENERAL MERCHANDISE STORES - 2.5%
  $   50,000      Kmart Corp.,
                    7.700% 7/2/02......................................    $   48,905
      50,000      Saks, Inc.,
                    8.250% 11/15/08....................................        44,174
     100,000      Wal-Mart Stores, Inc.,
                    8.000% 9/15/06.....................................       102,459
                                                                          -------------
                                                                              195,538
                                                                          -------------
SERVICES - 2.5%
AMUSEMENT & RECREATION - 0.6%
      50,000      Circus Circus Enterprises, Inc.,
                    9.250% 12/1/05.....................................        48,250
                                                                          -------------
AUTO REPAIR SERVICES & PARKING - 0.6%
      50,000      Hertz Corp.
                    6.625% 5/15/08.....................................        45,907
                                                                          -------------
BUSINESS SERVICES - 1.3%
     100,000      Comdisco, Inc.,
                    6.650% 11/13/01....................................        98,078
                                                                          -------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 12.2%
BROADCASTING - 0.6%
      50,000      USA Networks, Inc.,
                    6.750% 11/15/05....................................        46,605
                                                                          -------------
COMMUNICATIONS - 0.6%
      50,000      Sprint Corp.,
                    6.125% 11/15/05....................................        44,516
                                                                          -------------
ELECTRIC SERVICES - 2.4%
      50,000      Indiana Michigan Power Co.,
                    6.450% 11/10/08....................................        44,772
     100,000      Kentucky Power Co.,
                    6.450% 11/10/08....................................        91,378
      55,000      NorAm Energy Corp.,
                    6.375% 11/1/03.....................................        51,721
                                                                          -------------
                                                                              187,871
                                                                          -------------
MOTOR FREIGHT & WAREHOUSING - 1.4%
     115,000      Ryder System Inc.,
                    6.500% 5/15/05.....................................       106,606
                                                                          -------------
RAILROAD - 0.6%
      50,000      Union Pacific Corp.,
                    6.790% 11/9/07.....................................        46,401
                                                                          -------------

CRABBE HUSON CONTRARIAN INCOME FUND

(UNAUDITED)

APRIL 30, 2000    -----------------------------------------------------
     PAR                CORPORATE FIXED INCOME BONDS (CONTINUED)             VALUE
--------------          ----------------------------------------         --------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES (CONTINUED)
SANITARY SERVICES - 0.6%
  $   50,000      WMX Technologies, Inc.,
                    6.700% 5/1/01......................................    $   48,466
                                                                          -------------
TELECOMMUNICATION - 6.0%
      80,000      AT&T Corp.,
                    7.750% 3/1/07......................................        80,042
      75,000      CBS Corp.,
                    7.150% 5/20/05.....................................        72,502
      50,000      Comcast Cable Communications, Inc.,
                    6.200% 11/15/08....................................        43,871
     100,000      GTE South, Inc.,
                    6.000% 2/15/08.....................................        89,218
     100,000      SBC Communications, Inc.,
                    6.250% 3/1/05......................................        94,504
     100,000      US West Communications,
                    6.625% 9/15/05.....................................        94,748
                                                                          -------------
                                                                              474,885
                                                                          -------------
WHOLESALE TRADE - 1.2%
NONDURABLE GOODS
     100,000      Sysco Corp.,
                    7.000% 5/1/06......................................        97,038
                                                                          -------------
Total Corporate Fixed Income Bonds
  (cost of $4,213,986)                                                      3,922,503
                                                                          -------------
                   U.S. GOVERNMENT & AGENCIES OBLIGATIONS - 46.5%
                   ----------------------------------------------
GOVERNMENT AGENCIES - 20.8%
                  Federal Home Loan Mortgage Corp.:
     203,853      7.000% 2025-2027.....................................       195,825
      53,771      7.500% 9/1/25........................................        52,561
      67,931      8.000% 6/1/26........................................        67,696
      54,985      9.000% 4/1/17........................................        56,118
      41,669      9.500% 10/1/16.......................................        43,375
                                                                          -------------
                                                                              415,575
                                                                          -------------
                  Federal National Mortgage Association,
      61,725      9.250% 9/1/16........................................        63,422
                                                                          -------------
                  Government National Mortgage Association:
     367,570      6.500% 11/15/28......................................       344,368
     823,386      7.000% 6/15/28.......................................       791,736
                                                                          -------------
                                                                            1,136,104
                                                                          -------------

CRABBE HUSON CONTRARIAN INCOME FUND

(UNAUDITED)

APRIL 30, 2000
     PAR                                                                     VALUE
--------------    -----------------------------------------------------  --------------
                  U.S. GOVERNMENT & AGENCIES OBLIGATIONS (CONTINUED)
                  --------------------------------------------------
                                         GOVERNMENT OBLIGATIONS - 25.7%
                  U. S. Treasury Bond,
  $   75,000      5.250% 2/15/29.......................................    $   65,883
                  U. S. Treasury Notes:
     125,000      5.500% 8/31/01.......................................       123,164
     100,000      5.875% 11/30/01......................................        98,766
   1,405,000      6.125% 8/15/29.......................................     1,408,288
     300,000      6.500% 2/15/10.......................................       305,952
                                                                          -------------
                                                                            2,002,053
                                                                          -------------
Total U.S. Government & Agency Obligations (cost of $3,672,696)             3,617,154
                                                                          -------------
                            ASSET BACKED SECURITIES - 1.7%
---------------------------------------------------------------------------------------
     130,000      Green Tree Financial Corp.,
                    Series 1997-7, Class A-5,
                  6.540% 7/15/19.......................................       128,701
                                                                          -------------
Total Investments
  (cost of $7,886,682).................................................     7,668,358
                                                                          -------------
                             SHORT-TERM OBLIGATIONS - 0.2%
---------------------------------------------------------------------------------------
      19,000      Repurchase agreement with SBC Warburg Ltd., dated
                    04/28/00, due 05/01/00 at 5.71%, collateralized by
                    U.S. Treasury notes with various maturities to
                    2025, market value of $19,438 (repurchase proceeds
                    $19,009)...........................................        19,000
                                                                          -------------
OTHER ASSETS AND LIABILITIES - 1.1%                                            89,432
                                                                          -------------
NET ASSETS - 100.0%                                                        $7,776,790
                                                                          -------------
                                                                          -------------

NOTES TO INVESTMENT PORTFOLIO:
(a) Cost for federal income tax purposes is the same.

See notes to financial statements.

CRABBE HUSON OREGON TAX-FREE FUND

BOND MARKETS DOMINATED BY INFLATION FEARS AND SPECIAL SITUATION IN GOVERNMENT SECURITIES

Throughout the past six months, fears of higher inflation had a profound effect on the bond market. Repeated reports of higher costs for goods and rising wages raised concerns that the U.S. economy, which grew at an annualized rate of 7.3% in the 1999 fourth quarter, may be growing too rapidly and that inflationary pressures could bring our nine-year economic expansion to an end. To preempt this possibility, the Federal Reserve raised key short-term interest rates in November 1999, as well as February and March 2000. Higher rates are meant to slow down the economy before inflation can have too great an impact.

Spurred by the persistent talk of inflation, investor sentiment in the bond market became decidedly bearish. Inflation can erode investors' purchasing power, so they demand higher yields when inflation is on the rise. During the final quarter of 1999, yields on long-term U.S. Treasury securities climbed from 6.20% to 6.75%.

A RALLY IN LONG BONDS

Beginning in late January 2000, yields on 30-year Treasurys reversed course. The change was due to a buyback program instituted by the U.S. Treasury Department and a shift in investor sentiment. Using the surplus in the federal budget, the Treasury was buying up long-term government debt. In response to the reduced supply, investors bid up prices on long-term Treasurys, forcing their yields down. At the same time, investors realized that the Federal Reserve is serious about controlling inflation, and they have become less concerned about loss of purchasing power in the future. This too took pressure off long-term yields. By the period end, yields on long-term Treasurys had fallen below yields of their short-term counterparts and prices of long-term Treasurys had risen.

The values of municipal bonds are closely tied to Treasury values, so the municipal market also declined in late 1999 and rallied in 2000. Municipals were impacted by a lack of demand from institutional buyers and retail investors. However, as yields rose during the period, the supply of municipal bonds nationwide declined. Faced with a higher cost of borrowing, state and local governments have chosen not to issue as much new debt for the time being. In Oregon, where the economy is still very strong, the supply of new issues this year has been ample but not as large as in past years.

FUND PERFORMANCE REFLECTS CHANGING YIELD CURVE

Crabbe Huson Oregon Tax-Free Fund, a portfolio of high-quality Oregon municipal securities, delivered a total return of 3.10% for the six months ended April 30, 2000, based on Class A shares before sales charges. The Fund's benchmark, the Lehman Brothers' Municipal Bond Index, had a six-month total return of 2.63%. At April 30, 2000, the Fund's SEC tax-free yield was 4.27%, which was the equivalent of earning a taxable yield of 6.52% for an investor in the 28% federal tax bracket, and paying a 9% Oregon State Tax.

The primary reason the Fund did not perform as well as the index was its longer duration of 9.3 years at April 30, 2000. Duration reflects the average maturity of a

CRABBE HUSON OREGON TAX-FREE FUND

portfolio's holdings and generally indicates how sensitive the portfolio will be to interest rate changes. Due to its longer duration, the Fund was more greatly impacted than the index by rising yields and falling bond prices last fall. Yet it also benefited more than the index from falling yields and rising prices since January.

POSITIONED FOR THE LONGER TERM

While many investors are focused on near-term hikes in short-term rates, we are looking at the longer term. For some time now, we have believed that the Federal Reserve's attempts to prevent our economy from overheating will ultimately be successful. In an environment of slower, more sustainable economic growth rates, inflationary pressures should subside, and the pressure on fixed-income yields will likely abate. In a falling-rate environment, portfolios with longer durations (i.e., more intermediate- and long-term securities) would reap more benefit, so we have maintained the Fund's above-average duration.

We also have maintained our emphasis on high-quality securities. The vast majority of issues in the portfolio are insured against default by an independent party or are backed by the full faith and credit of the State of Oregon. The State's economy is well-diversified and thriving and is projected to remain that way, which can only help Oregon's municipal issuers meet their obligations of principal and interest payments.

At this juncture, we think the Fund is well positioned to take advantage of the continued strength in Oregon's economy and to benefit from a potential rally in the fixed-income markets later in the year.


/s/ Garth R. Nisbet                /s/ Paul C. Rocheleau
Garth R. Nisbet, CFA               Paul C. Rocheleau

------------------------
Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the Fund's shares will be affected by interest rate changes and the creditworthiness of issues held in the Fund. The Fund's management, including risk management specialists and credit analysts, identifies problems and opportunities and reacts quickly to market changes.

CRABBE HUSON OREGON TAX-FREE FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2000

  INCEPTION DATE      10/4/84            1/27/99
   SHARE CLASS           A                  B
                  WITHOUT    WITH    WITHOUT    WITH
                   SALES    SALES     SALES    SALES
                  CHARGE    CHARGE   CHARGE    CHARGE
  Cumulative
    Six months      3.10%   (1.80)%    2.71%   (2.29)%
  One year         (2.70)%  (7.32)%   (3.43)%  (8.05)%
  Five years        4.01%    3.00%     3.81%    3.48%
  10 years          5.40%    4.88%     5.29%    5.29%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/2000

  Cumulative
    Six months      2.33%   (2.53)%    1.95%   (3.02)%
  One year         (1.56)%  (6.23)%   (2.30)%  (6.98)%
  Five years        4.17%    3.16%     3.98%    3.65%
  10 years          5.42%    4.91%     5.33%    5.33%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement to Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A and Class B shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B shares would have been lower.

CRABBE HUSON OREGON TAX FREE FUND

INVESTMENT PORTFOLIO
(UNAUDITED)

APRIL 30, 2000    -----------------------------------------------------
     PAR                         MUNICIPAL BONDS - 99.4%                     VALUE
--------------                   -----------------------                 --------------
EDUCATION - 4.7%
  $  500,000      Clackamas Community College District,
                    Series 1997,
                    5.400% 6/1/15......................................   $   495,600
     300,000      Multnomah County, University of Portland,
                    Series 1997,
                    5.150% 4/1/14......................................       288,933
                                                                          -------------
                                                                              784,533
                                                                          -------------
HEALTHCARE - 8.8%
HEALTH SERVICES - 2.4%
     500,000      Benton County Hospital Facilities Authority,
                    Samaritan Health Services,
                    Series 1998,
                    5.125% 10/1/28.....................................       403,765
                                                                          -------------
HOSPITALS - 6.4%
   1,000,000      Medford Hospital Facilities Authority, Asante Health
                    Systems,
                    Series 1998 B,
                    5.125% 8/15/28.....................................       869,500
     198,000      Saint Charles Memorial Hospital, Inc., Saint Charles
                    Hospital, Series 1973 A,
                    6.750% 1/1/06......................................       206,643
                                                                          -------------
                                                                            1,076,143
                                                                          -------------
HOUSING - 17.9%
MULTI-FAMILY - 7.6%
     300,000      Portland Housing Authority:
                    Series 1997 E,
                    5.150% 7/1/13......................................       289,191
   1,000,000      Series 1998 A,
                    5.000% 1/1/19......................................       874,260
     110,000      State Department of Housing & Community Services,
                    Series 1998 A,
                    5.150% 7/1/15......................................       104,243
                                                                          -------------
                                                                            1,267,694
                                                                          -------------
SINGLE-FAMILY - 10.3%
     265,000      Canby, Series 1997, 5.150% 12/1/14...................       257,108
     500,000      Clackamas & Washington Counties School District No.
                    3,
                    Series 1997,
                    5.150% 6/1/14......................................       483,065
     485,000      Oregon City,
                    Series 1997,
                    5.200% 10/1/15.....................................       469,097

CRABBE HUSON OREGON TAX FREE FUND

(UNAUDITED)

APRIL 30, 2000    -----------------------------------------------------
     PAR                       MUNICIPAL BONDS (CONTINUED)                   VALUE
--------------                 ---------------------------               --------------
HOUSING (CONTINUED)
SINGLE-FAMILY (CONTINUED)
  $  400,000      State Department of General Services, Real Property
                    Financing Program,
                    Series 1992 A,
                    6.100% 9/1/06......................................   $   413,444
      95,000      Washington County United Sewer Agency,
                    Series 1992 A,
                    5.900% 10/1/06.....................................        97,443
                                                                          -------------
                                                                            1,720,157
                                                                          -------------
OTHER - 19.6%
REFUNDED/ESCROW
     135,000      Bend County Service District,
                    Series 1996,
                    5.375% 6/1/11......................................       135,863
     250,000      Deschutes County,
                    Series 1998,
                    4.750% 12/1/12.....................................       232,040
     240,000      Lanne County Area Educational District, Lane
                    Community College,
                    Series 1995,
                    4.850% 6/1/08......................................       232,896
     160,000      Marion County School District No.103C,
                    Series 1995 A,
                    6.000% 11/1/05.....................................       167,699
     100,000      Salem,
                    Series 1992 A,
                    5.875% 1/1/07......................................       101,981
     750,000      Salem-Keizer School District No.24J,
                    Series 1998,
                    4.875% 6/1/14......................................       693,315
   1,000,000      Tualatin Hills Parks & Recreation District,
                    Series 1998,
                    5.750% 3/1/15......................................     1,032,240
     295,000      Umatilla County School District No.6-R,
                    Series 1998,
                    4.750% 6/15/10.....................................       283,955
      15,000      Washington & Clackamas Counties School District No.
                    23,
                    Series 1993,
                    5.000% 1/1/05......................................        14,980

CRABBE HUSON OREGON TAX FREE FUND

(UNAUDITED)

APRIL 30, 2000    -----------------------------------------------------
     PAR                       MUNICIPAL BONDS (CONTINUED)                   VALUE
--------------                 ---------------------------               --------------
OTHER (CONTINUED)
REFUNDED/ESCROW (CONTINUED)
  $  400,000      Washington County School District No.48J:
                    Series 1998,
                    5.000% 8/1/17......................................   $   366,996
      20,000      No.88J,
                    Series 1994,
                    6.100% 6/1/12......................................        20,678
                                                                          -------------
                                                                            3,282,643
                                                                          -------------
TAX-BACKED - 27.2%
LOCAL GENERAL OBLIGATIONS - 9.7%
     500,000      Commonwealth of Puerto Rico Infrastructure Financing
                    Authority:
                    Series 1997 A,
                    5.000% 7/1/13......................................       483,110
     300,000      Series B, 5.000% 7/1/13..............................       289,866
     900,000      Washington, Multnomah & Yamhill Counties School
                    District,
                    Series 1998,
                    5.000% 11/1/14.....................................       858,006
                                                                          -------------
                                                                            1,630,982
                                                                          -------------
SPECIAL PROPERTY TAX - 4.4%
     150,000      Metro, Regional Center Project,
                    Series 1993 A,
                    5.000% 8/1/10......................................       146,115
     665,000      State Parks Project,
                    Series 1998 A,
                    4.750% 4/1/13......................................       607,172
                                                                          -------------
                                                                              753,287
                                                                          -------------
STATE APPROPRIATED - 13.1%
                  Northern Oregon Corrections Authority, Gilliam Hood River:
     500,000      Series 1997,
                    5.400% 9/15/16.....................................       492,175
                  Series 1979 LXI,
     175,000      7.200% 7/1/04........................................       189,576
     250,000      7.250% 7/1/06........................................       278,773
     200,000      7.250% 1/1/07........................................       224,110
                  Series 1980 LXII,
     100,000      9.000% 4/1/03........................................       110,897
     180,000      9.200% 4/1/08........................................       226,427
                  Series 1980 LXIII,
     205,000      8.200% 7/1/04........................................       229,536
     200,000      8.250% 1/1/07........................................       235,020

CRABBE HUSON OREGON TAX FREE FUND

(UNAUDITED)

APRIL 30, 2000    -----------------------------------------------------
     PAR                       MUNICIPAL BONDS (CONTINUED)                   VALUE
--------------                 ---------------------------               --------------
TAX-BACKED (CONTINUED)
STATE APPROPRIATED (CONTINUED)
  $  110,000      Series 1992 B,
                    6.000% 8/1/04......................................   $   113,652
      95,000      Series 1997 76A,
                    5.550% 4/1/09......................................        97,893
                                                                          -------------
                                                                            2,198,059
                                                                          -------------
TRANSPORTATION - 5.6%
AIR TRANSPORTATION - 1.9%
     355,000      Portland, Portland International Airport,
                    Series 1998 12-A,
                    5.000% 7/1/18......................................       320,739
                                                                          -------------
TRANSPORTATION - 3.7%
     300,000      Commonwealth of Puerto Rico Highway & Transportation
                    Authority,
                    Series 1998 A,
                    5.500% 7/1/12......................................       307,203
     310,000      Series 1998 A,
                    5.500% 7/1/14......................................       315,171
                                                                          -------------
                                                                              622,374
                                                                          -------------
UTILITY - 12.3%
MUNICIPAL ELECTRIC - 5.5%
     500,000      Puerto Rico Electric Power Authority:
                    Series 1998 EE,
                    5.250% 7/1/14......................................       492,110
     500,000      Series 1998 GG,
                    4.750% 7/1/21......................................       429,335
                                                                          -------------
                                                                              921,445
                                                                          -------------
WATER & SEWER - 6.8%
     500,000      McMinnville,
                    Series 1994 A,
                    5.000% 2/1/14......................................       470,985
     500,000      Molalla,
                    Series 1997,
                    5.200% 8/1/17......................................       474,720
                  Portland:
     100,000      Series 1993 A,
                    5.150% 3/1/08......................................        99,929
     100,000      Series 1995,
                    5.100% 8/1/08......................................        99,992
                                                                          -------------
                                                                            1,145,626
                                                                          -------------

CRABBE HUSON OREGON TAX FREE FUND

(UNAUDITED)

APRIL 30, 2000    -----------------------------------------------------
     PAR                       MUNICIPAL BONDS (CONTINUED)                   VALUE
--------------                 ---------------------------               --------------
OTHER - 3.3%
  $  420,000      Deschutes County:
                    Series 1998 A,
                    5.050% 6/1/17......................................   $   363,136
     100,000      5.100% 6/1/18........................................        86,372
     100,000      Portland,
                    Series 1999 A,
                    5.125% 6/1/14......................................        96,370
                                                                          -------------
                                                                              545,878
                                                                          -------------
Total Investments (cost of $17,335,719)(a)                                 16,673,325
                                                                          -------------
OTHER ASSETS & LIABILITIES, NET - 0.6%                                        106,637
                                                                          -------------
NET ASSETS - 100.0%                                                       $16,779,962
                                                                          -------------
                                                                          -------------

NOTES TO INVESTMENT PORTFOLIO:
(a) Cost for federal income tax purposes is the same.

See notes to financial statements.

CRABBE HUSON FUNDS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)

                                                                           CRABBE
                                                                           HUSON          CRABBE
                                             CRABBE         CRABBE        MANAGED         HUSON
                                             HUSON          HUSON         INCOME &     REAL ESTATE
                                           CONTRARIAN       EQUITY         EQUITY       INVESTMENT
                                              FUND           FUND           FUND           FUND
                                          ------------   ------------   ------------   ------------
ASSETS:
Investment at cost                        $ 3,570,855    $83,588,786    $37,741,472    $  7,220,253
                                          ------------   ------------   ------------   ------------
Investment at market                        4,240,104     96,235,382     40,353,480       6,859,322
Short-term obligations                        314,000      5,805,000      1,498,000         424,000
Cash                                              512            635            128             671
Receivables for:
 Investments sold                                  --      1,806,724        523,729         100,617
 Fund shares sold                                  --          1,743            183         273,742
 Dividends                                      2,381         52,293        246,434           4,620
 Interest                                         149          2,762          2,602             202
 Expense reimbursement due from Advisor/
   Administrator                               28,276         71,473         60,947          33,029
Other                                              --          4,418          3,259             101
                                          ------------   ------------   ------------   ------------
                                            4,585,422    103,980,430     42,688,762       7,696,304
                                          ------------   ------------   ------------   ------------
LIABILITIES:
Expense reimbursement payable to
 Advisor/ Administrator                            --             --             --              --
Payable for:
 Loans                                             --             --             --              --
 Investments purchased                             --      2,479,334        638,661              --
 Fund shares repurchased                           --        220,633         81,142          17,955
 Distributions                                     --             --             --              --
Accrued:
 Management fee                                 2,969         72,755         32,812              --
 Administrator fee                                186          4,189          1,751             292
 Service fee                                       --             --             --           1,613
 Bookkeeping fee                                2,220          3,713           1549           2,219
 Transfer Agent fee                               440          9,116          2,638             926
 Interest expense                                  --             --             --             126
 Deferred Trustees fees                            14            139             88              60
 Distribution fee - Class B                        87            479             --              --
 Distribution fee - Class C                         3              6             --               3
 Other                                         27,365         81,879         43,103          17,691
                                          ------------   ------------   ------------   ------------
                                               33,284      2,872,243        801,744          40,885
                                          ------------   ------------   ------------   ------------
NET ASSETS:                               $ 4,552,138    $101,108,187   $41,887,018    $  7,655,419
                                          ============   ============   ============   ============
COMPOSITION OF NET ASSETS
 Capital paid in                          $ 3,593,118    $80,358,410    $36,641,719    $  8,399,940
 Undistributed (overdistributed) net
   investment income (loss)                    (1,861)       187,413        148,033         201,325
 Accumulated net realized gain (loss)         291,632      7,915,768      2,485,258        (584,915)
 Net unrealized appreciation
   (depreciation)                             669,249     12,646,596      2,612,008        (360,931)
                                          ============   ============   ============   ============
                                          $ 4,552,138    $101,108,187   $41,887,018    $  7,655,419
                                          ============   ============   ============   ============
CLASS A
 Net Assets                               $ 4,100,997    $89,742,426    $27,711,644    $  6,245,861
 Shares outstanding                           318,977      4,973,228      2,162,410         627,679
                                          ============   ============   ============   ============
NET ASSET VALUE AND REDEMPTION PRICE PER
 SHARE                                    $     12.85(a) $     18.72(a) $     12.82(a) $       9.95(a)
                                          ============   ============   ============   ============
MAXIMUM OFFERING PRICE PER SHARE
 (NAV/(1-SALES LOAD))                     $     13.63(b) $     19.86(b) $     13.46(b) $      10.56(b)
                                          ============   ============   ============   ============
CLASS B
 Net Assets                               $   418,585    $   481,191    $    29,710    $    930,852
 Shares outstanding                            32,913         25,990          2,326          93,543
                                          ============   ============   ============   ============
NET ASSET VALUE AND OFFERING PRICE PER
 SHARE                                    $     12.72(a) $     18.51(a) $     12.77(a) $       9.95(a)
                                          ============   ============   ============   ============
CLASS C
 Net Assets                               $    32,556    $    11,100    $     3,210    $     91,529
 Shares outstanding                             2,561            600            251           9,205
                                          ============   ============   ============   ============
NET ASSET VALUE AND OFFERING PER SHARE    $     12.71(a) $     18.51(a) $     12.77(a) $       9.94(a)
                                          ============   ============   ============   ============
CLASS I
 Net Assets                               $        --    $10,873,470    $14,142,454              --
 Shares outstanding                                --        578,080      1,105,634              --
                                          ============   ============   ============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                   --    $     18.81(a) $     12.79(a)           --
                                          ============   ============   ============   ============
CLASS Z
 Net Assets                                        --             --             --    $    387,177
 Shares outstanding                                --             --             --          38,898
                                          ============   ============   ============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                   --             --             --    $       9.95(a)
                                          ============   ============   ============   ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
See notes to financial statements.

CRABBE HUSON FUNDS

April 30, 2000 (Unaudited)

                                                                                          CRABBE
                                             CRABBE         CRABBE         CRABBE         HUSON
                                             HUSON          HUSON          HUSON          OREGON
                                           SMALL CAP      CONTRARIAN      SPECIAL        TAX-FREE
                                              FUND       INCOME FUND     FUND, INC.        FUND
                                          ------------   ------------   ------------   ------------
ASSETS:
Investment at cost                        $33,946,593    $ 7,886,682    $50,865,792    $ 17,335,719
                                          ------------   ------------   ------------   ------------
Investment at market                       29,265,336      7,668,358     45,521,443      16,673,325
Short-term obligations                        472,000         19,000        978,000              --
Cash                                              489            826            602           1,213
Receivables for:
 Investments sold                             375,897            772        962,010             509
 Fund shares sold                               1,641          1,405          2,585         267,453
 Dividends                                      4,729             --            465              --
 Interest                                         225        131,307             --              --
 Expense reimbursement due from Advisor/
   Administrator                               61,162             --        149,060              --
Other                                          48,469             --             --              --
                                          ------------   ------------   ------------   ------------
                                           30,229,948      7,821,668     47,614,165      16,942,500
                                          ------------   ------------   ------------   ------------
LIABILITIES:
Expense reimbursement payable to
 Advisor/ Administrator                            --         26,778             --           9,113
Payable for:
 Loans                                             --             --      3,000,000              --
 Investments purchased                         18,940             --             --              --
 Fund shares repurchased                        5,683             --         63,120         110,067
 Distributions                                     --             --             --          16,193
Accrued:
 Management fee                                24,838          4,828         37,110           7,030
 Administrator fee                              1,242            323          1,856             703
 Service fee                                       --             52         11,121              --
 Bookkeeping fee                                2,213          2,219          2,213           2,219
 Transfer Agent fee                             1,022          1,954          7,007           1,857
 Interest expense                                  --             --         10,092              --
 Deferred Trustees fees                            77             14             87             137
 Distribution fee - Class B                        --             57             --              95
 Distribution fee - Class C                        --              2             --              --
 Other                                         35,339          8,651         62,224          15,124
                                          ------------   ------------   ------------   ------------
                                               89,354         44,878      3,194,830         162,538
                                          ------------   ------------   ------------   ------------
NET ASSETS:                               $30,140,594    $ 7,776,790    $44,419,335    $ 16,779,962
                                          ============   ============   ============   ============
COMPOSITION OF NET ASSETS
 Capital paid in                          $63,295,584    $ 7,986,826    $108,249,212   $ 17,335,305
 Undistributed (overdistributed) net
   investment income (loss)                  (100,076)        22,789       (179,498)        205,459
 Accumulated net realized gain (loss)     (28,373,657)       (14,501)   (58,306,030)        (98,406)
 Net unrealized appreciation
   (depreciation)                          (4,681,257)      (218,324)    (5,344,349)       (662,396)
                                          ============   ============   ============   ============
                                          $30,140,594    $ 7,776,790    $44,419,335    $ 16,779,962
                                          ============   ============   ============   ============
CLASS A
 Net Assets                               $ 6,374,355    $ 3,583,008    $44,419,335    $ 16,729,300
 Shares outstanding                           581,021        359,235      4,772,740       1,438,268
                                          ============   ============   ============   ============
NET ASSET VALUE AND REDEMPTION PRICE PER
 SHARE                                    $     10.97(a) $      9.97(a) $      9.31(a) $      11.06(a)
                                          ============   ============   ============   ============
MAXIMUM OFFERING PRICE PER SHARE
 (NAV/(1-SALES LOAD))                     $     11.64(b) $     10.47(b) $      9.88(b) $      12.21(b)
                                          ============   ============   ============   ============
CLASS B
 Net Assets                                        --    $    84,640    $        --    $     53,662
 Shares outstanding                                --          8,422             --           4,615
                                          ============   ============   ============   ============
NET ASSET VALUE AND OFFERING PRICE PER
 SHARE                                             --    $     10.05(a) $        --    $      11.63(a)
                                          ============   ============   ============   ============
CLASS C
 Net Assets                                        --    $     1,017    $        --    $         --
 Shares outstanding                                --            102             --              --
                                          ============   ============   ============   ============
NET ASSET VALUE AND OFFERING PER SHARE             --    $     10.02(a) $        --    $         --
                                          ============   ============   ============   ============
CLASS I
 Net Assets                               $23,776,239    $   102,072    $        --    $         --
 Shares outstanding                         2,146,405         10,304             --              --
                                          ============   ============   ============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                          $     11.07(a) $      9.91(a) $        --    $         --
                                          ============   ============   ============   ============
CLASS Z
 Net Assets                                        --    $ 4,006,053    $        --    $         --
 Shares outstanding                                --        403,685             --              --
                                          ============   ============   ============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                          $        --    $      9.92(a) $        --    $         --
                                          ============   ============   ============   ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
See notes to financial statements.

CRABBE HUSON FUNDS

STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2000 (Unaudited)

                                  CRABBE       CRABBE       CRABBE HUSON     CRABBE HUSON
                                  HUSON         HUSON          MANAGED       REAL ESTATE
                                CONTRARIAN     EQUITY      INCOME & EQUITY    INVESTMENT
                                   FUND         FUND            FUND             FUND
                                ----------   -----------   ---------------   ------------
INVESTMENT INCOME
 Interest                        $  8,067    $   135,660     $  763,036       $   7,277
 Dividends                         24,878        797,292        210,546         281,494
                                 --------    -----------     ----------       ---------
                                   32,945        932,952        973,582         288,771
EXPENSES
 Management fee                    16,167        560,546        248,342          40,333
 Administration fee                 1,010             --         12,525           2,028
 Service fee - Class A              4,667        119,256         40,270           8,278
 Service fee - Class B                423            590             35           1,046
 Service fee - Class C                 23             10              4              91
 Distribution fee - Class B         1,236          1,773            106           3,135
 Distribution fee - Class C            69             30             11             272
 Transfer agent fee - Class A       4,697        152,968         47,261          13,744
 Transfer agent fee - Class I          --            153            216              --
 Bookkeeping fee                   13,760         23,796         13,500          13,535
 Trustees fee                       3,276          6,916          4,186           3,822
 Custodian fee                      3,640          5,096          2,366           3,640
 Interest                              --             --          2,702              --
 Audit fee                          4,914         24,934          6,734           5,824
 Legal fee                          2,912          1,820          2,548           2,002
 Registration fee                  34,580         14,924         19,838           6,552
 Reports to shareholders            1,092          9,282          3,822             910
 Amortization of deferred
   organization expenses               --             --          3,065              --
 Other                              1,274         22,421          3,276           2,874
                                 --------    -----------     ----------       ---------
                                   93,740        944,515        410,807         108,086
 Fees and expenses waived or
   borne by the Advisor/
   Administrator                  (59,974)      (201,655)            --         (45,089)
   Class A                             --             --        (63,812)             --
   Class I                             --             --        (29,196)             --
                                 --------    -----------     ----------       ---------
NET EXPENSES                       33,766        742,860        317,799          62,997
                                 --------    -----------     ----------       ---------
NET INVESTMENT INCOME (LOSS)         (821)       190,092        655,783         225,774
                                 --------    -----------     ----------       ---------
NET REALIZED & UNREALIZED GAIN
 (LOSS) ON PORTFOLIO POSITIONS
 Net realized gain (loss) on
   investments                    298,134     11,657,673      3,454,811        (344,922)
 Net change in unrealized
   appreciation/depreciation
   on investments                 555,641      3,197,968         40,838         748,780
                                 --------    -----------     ----------       ---------
NET GAIN (LOSS) ON INVESTMENTS    853,775     14,855,641      3,495,649         403,858
                                 --------    -----------     ----------       ---------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS          $852,954    $15,045,733     $4,151,432       $ 629,632
                                 ========    ===========     ==========       =========

See notes to financial statements.

CRABBE HUSON FUNDS

For the Six Months Ended April 30, 2000 (Unaudited)

                                  CRABBE     THE CRABBE    CRABBE HUSON   CRABBE HUSON
                                  HUSON         HUSON       CONTRARIAN       OREGON
                                SMALL CAP      SPECIAL        INCOME        TAX-FREE
                                   FUND      FUND, INC.        FUND           FUND
                                ----------   -----------   ------------   ------------
INVESTMENT INCOME
 Interest                       $    14,089   $    25,281    $ 267,501     $   510,234
 Dividends                           69,070       160,312           --              --
                                -----------   -----------    ---------     -----------
                                     83,159       185,593      267,501         510,234
EXPENSES
 Management fee                     173,146       243,023       29,443          46,795
 Administration fee                   8,653        12,151        1,963           4,679
 Service fee - Class A                8,653        60,777        4,333          23,181
 Service fee - Class B                   --            --           83              --
 Service fee - Class C                   --            --            1              --
 Distribution fee - Class B              --            --          250             198
 Distribution fee - Class C              --            --            4              --
 Transfer agent fee - Class A        16,115       117,625        8,408          16,746
 Transfer agent fee - Class I           277            --            1              --
 Bookkeeping fee                     13,593        13,630       13,642          13,642
 Trustees fee                         4,732         5,278        3,640           3,640
 Custodian fee                        4,550         2,548        2,002           1,820
 Interest                             6,628       347,369           --              --
 Audit fee                            7,098         7,098        4,914           2,912
 Legal fee                            2,912         4,186        1,456           2,912
 Registration fee                    14,378        12,012        3,640             546
 Reports to shareholders              3,276         3,640          546           1,274
 Amortization of deferred
   organization expenses             12,865            --           --              --
 Other                                5,481         3,437        3,559           2,728
                                -----------   -----------    ---------     -----------
                                    273,704       832,774       77,885         121,073
 Fees and expenses waived or
   borne by the Advisor/
   Administrator                    (92,171)     (469,571)     (51,708)        (29,967)
   Class A                               --            --           --              --
   Class I                               --            --           --              --
                                -----------   -----------    ---------     -----------
NET EXPENSES                        181,533       363,203       26,177          91,106
                                -----------   -----------    ---------     -----------
NET INVESTMENT INCOME (LOSS)        (98,374)     (177,610)     241,324         419,128
                                -----------   -----------    ---------     -----------
NET REALIZED & UNREALIZED GAIN
 (LOSS) ON PORTFOLIO POSITIONS
 Net realized gain (loss) on
   investments                   (5,334,051)   (9,451,305)     (14,332)        (96,364)
 Net change in unrealized
   appreciation/depreciation
   on investments                15,288,628    24,003,396     (105,136)        181,213
                                -----------   -----------    ---------     -----------
NET GAIN (LOSS) ON INVESTMENTS    9,954,577    14,552,091     (119,468)         84,849
                                -----------   -----------    ---------     -----------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS         $ 9,856,203   $14,374,481    $ 121,856     $   503,977
                                ===========   ===========    =========     ===========

See notes to financial statements.

CRABBE HUSON FUNDS

STATEMENT OF CHANGES IN NET ASSETS

                                                                CRABBE HUSON
                                                               CONTRARIAN FUND
                                                       -------------------------------
                                                        (UNAUDITED)
                                                         SIX MONTHS          YEAR
                                                           ENDED            ENDED
                                                         APRIL 30,       OCTOBER 31,
                                                       --------------   --------------
                                                            2000          1999(A)(B)
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment loss                                    $     (821)      $   (5,261)
  Net realized gain (loss)                                  298,134           (6,502)
  Net change in unrealized appreciation/depreciation        555,641          113,608
                                                       -------------    -------------
  Net Increase in Operations                                852,954          101,845
FUND SHARE TRANSACTIONS:
  Receipts for shares sold-Class A                           72,050        3,235,295
  Value of distributions reinvested-Class A                      --               --
  Cost of shares repurchased-Class A                        (31,399)         (82,256)
                                                       -------------    -------------
                                                             40,651        3,153,039
                                                       -------------    -------------
  Receipts for shares sold-Class B                          208,476          232,547
  Value of distributions reinvested-Class B                      --               --
  Cost of shares repurchased-Class B                        (65,941)            (264)
                                                       -------------    -------------
                                                            142,535          232,283
                                                       -------------    -------------
  Receipts for shares sold-Class C                           19,302            9,529
                                                       -------------    -------------
  Net Increase from Fund Share Transactions                 202,488        3,394,851
                                                       -------------    -------------
  Total Increase                                          1,055,442        3,496,426
NET ASSETS
  Beginning of period                                     3,496,696               --
                                                       -------------    -------------
  End of period(net of overdistributed net investment
    income of $1,861 and $1,040 respectively)            $4,552,138       $3,496,696
                                                       =============    =============
NUMBER OF FUND SHARES:
  Sold-Class A                                                6,073          322,801
  Repurchased-Class A                                        (2,671)          (7,226)
                                                       -------------    -------------
                                                              3,402          315,575
                                                       -------------    -------------
  Sold-Class B                                               18,065           20,234
  Repurchased-Class B                                        (5,363)             (23)
                                                       -------------    -------------
                                                             12,702           20,211
                                                       -------------    -------------
  Sold-Class C                                                1,644              917
                                                       =============    =============

(a) Class B and Class C shares were initially offered January 27, 1999.

(b) The Fund commenced investment operations on December 1, 1998.

See notes to financial statements.

CRABBE HUSON FUNDS

                                                                CRABBE HUSON
                                                                 EQUITY FUND
                                                       -------------------------------
                                                        (UNAUDITED)
                                                         SIX MONTHS          YEAR
                                                           ENDED            ENDED
                                                         APRIL 30,       OCTOBER 31,
                                                       --------------   --------------
                                                            2000           1999(A)
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income                                 $    190,092    $     413,265
  Net realized gain                                       11,657,673       16,616,334
  Net change in unrealized appreciation/depreciation       3,197,968       (3,203,399)
                                                       -------------    -------------
  Net Increase in Operations                              15,045,733       13,826,200
DISTRIBUTIONS:
  From net investment income-Class A                              --       (1,254,599)
  From net realized gains-Class A                         (3,026,972)      (7,391,449)
  From net realized gains-Class B                            (14,212)              --
  From net realized gains-Class C                               (213)              --
  From net investment income-Class I                              --         (288,497)
  From net realized gains-Class I                           (384,942)        (919,801)
                                                       -------------    -------------
                                                          11,619,394        3,971,854
                                                       -------------    -------------
FUND SHARE TRANSACTIONS:
  Receipts for shares sold-Class A                         5,615,284       75,426,893
  Value of distributions reinvested-Class A                2,846,962        8,116,009
  Cost of shares repurchased-Class A                     (31,430,203)    (211,486,686)
                                                       -------------    -------------
                                                         (22,967,957)    (127,943,784)
                                                       -------------    -------------
  Receipts for shares sold-Class B                           100,220          520,696
  Value of distributions reinvested-Class B                   13,540               --
  Cost of shares repurchased-Class B                        (145,125)             (71)
                                                       -------------    -------------
                                                             (31,365)         520,625
                                                       -------------    -------------
  Receipts for shares sold-Class C                             3,584            6,940
  Value of distributions reinvested-Class C                      213               --
  Cost of shares repurchased-Class C                             (75)              --
                                                       -------------    -------------
                                                               3,722            6,940
                                                       -------------    -------------
  Receipts for shares sold-Class I                           230,996        2,581,967
  Value of distributions reinvested-Class I                  378,109        1,074,278
  Cost of shares repurchased-Class I                      (5,215,048)     (17,421,639)
                                                       -------------    -------------
                                                          (4,605,943)     (13,765,394)
                                                       -------------    -------------
  Net Decrease from Fund Share Transactions              (27,601,543)    (141,181,613)
                                                       -------------    -------------
  Total Decrease                                         (15,982,149)    (137,209,759)
NET ASSETS
Beginning of period                                      117,090,336      254,300,095
                                                       -------------    -------------
End of period (including undistributed and net of
  overdistributed net investment income of $187,413
  and $2,679, respectively)                             $101,108,187    $ 117,090,336
                                                       =============    =============

(a) Class B and Class C shares were initially offered on January 27, 1999.

See notes to financial statements.

CRABBE HUSON FUNDS

                                                                CRABBE HUSON
                                                                 EQUITY FUND
                                                       -------------------------------
                                                        (UNAUDITED)
                                                         SIX MONTHS          YEAR
                                                           ENDED            ENDED
                                                         APRIL 30,       OCTOBER 31,
                                                       --------------   --------------
                                                            2000           1999(A)
NUMBER OF FUND SHARES
Sold-Class A                                                 316,391        4,419,062
Issued for distributions reinvested-Class A                  167,272          496,999
Repurchased-Class A                                       (1,793,098)     (12,462,492)
                                                       -------------    -------------
                                                          (1,309,435)      (7,546,431)
                                                       -------------    -------------
Sold-Class B                                                   5,820           28,000
Issued for distributions reinvested-Class B                      802               --
Repurchased-Class B                                           (8,629)              (4)
                                                       -------------    -------------
                                                              (2,007)          27,996
                                                       -------------    -------------
Sold-Class C                                                     209              383
Issued for distributions reinvested-Class C                       12               --
Repurchased-Class C                                               (4)              --
                                                       -------------    -------------
                                                                 217              383
                                                       -------------    -------------
Sold-Class I                                                  12,955          152,513
Issued for distributions reinvested-Class I                   22,151           65,866
Repurchased-Class I                                         (300,454)      (1,036,701)
                                                       -------------    -------------
                                                            (265,348)        (818,322)
                                                       -------------    -------------

(a) Class B and Class C shares were initially offered on January 27, 1999.

See notes to financial statements.

CRABBE HUSON FUNDS

                                                            CRABBE HUSON MANAGED
                                                            INCOME & EQUITY FUND
                                                       -------------------------------
                                                        (UNAUDITED)
                                                         SIX MONTHS          YEAR
                                                           ENDED            ENDED
                                                         APRIL 30,       OCTOBER 31,
                                                       --------------   --------------
                                                            2000           1999(A)
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income                                 $    655,783     $  1,739,694
  Net realized gain                                        3,454,811        5,979,039
  Net change in unrealized appreciation/depreciation          40,838       (3,117,510)
                                                       --------------   -------------
  Net Increase in Operations                               4,151,432        4,601,203
DISTRIBUTIONS:
  From net investment income-Class A                        (527,051)      (1,024,235)
  From net realized gains-Class A                         (2,418,087)      (1,378,198)
  From net investment income-Class B                            (344)            (186)
  From net realized gains-Class B                             (1,994)              --
  From net investment income-Class C                             (35)             (24)
  From net realized gains-Class C                               (191)              --
  From net investment income-Class I                        (309,736)        (731,632)
  From net realized gains-Class I                         (1,309,207)        (723,750)
                                                       -------------    -------------
                                                            (415,213)         743,178
                                                       -------------    -------------
FUND SHARE TRANSACTIONS:
  Receipts for shares sold-Class A                         1,702,916        2,052,293
  Value of distributions reinvested-Class A                2,684,360        2,231,687
  Cost of shares repurchased-Class A                     (14,210,954)     (34,679,599)
                                                       -------------    -------------
                                                          (9,823,678)     (30,395,619)
                                                       -------------    -------------
  Receipts for shares sold-Class B                             2,431           31,130
  Value of distributions reinvested-Class B                    2,339              187
  Cost of shares repurchased-Class B                          (4,516)            (395)
                                                       -------------    -------------
                                                                 254           30,922
                                                       -------------    -------------
  Receipts for shares sold-Class C                               169            2,995
  Value of distributions reinvested-Class C                      225               24
  Cost of shares repurchased-Class C                             (15)              --
                                                       -------------    -------------
                                                                 379            3,019
                                                       -------------    -------------
  Receipts for shares sold-Class I                           537,108        1,839,007
  Value of distributions reinvested-Class I                1,597,425        1,456,135
  Cost of shares repurchased-Class I                      (9,020,178)     (16,069,684)
                                                       -------------    -------------
                                                          (6,885,645)     (12,774,542)
                                                       -------------    -------------
  Net Decrease from Fund Share Transactions              (16,708,690)     (43,136,220)
                                                       -------------    -------------
  Total Decrease                                         (17,123,903)     (42,393,042)
NET ASSETS
Beginning of period                                       59,010,921      101,403,963
                                                       -------------    -------------
End of period (net of undistributed net investment
  income of $148,033 and $329,416, respectively)        $ 41,887,018     $ 59,010,921
                                                       =============    =============

(a) Class B and Class C shares were initially offered on January 27, 1999.

See notes to financial statements.

CRABBE HUSON FUNDS

                                                            CRABBE HUSON MANAGED
                                                            INCOME & EQUITY FUND
                                                       -------------------------------
                                                        (UNAUDITED)
                                                         SIX MONTHS          YEAR
                                                           ENDED            ENDED
                                                         APRIL 30,       OCTOBER 31,
                                                       --------------   --------------
                                                            2000           1999(A)
NUMBER OF FUND SHARES
Sold-Class A                                                 132,102          155,941
Issued for distributions reinvested-Class A                  221,396          175,603
Repurchased-Class A                                       (1,146,263)      (2,660,810)
                                                       -------------    -------------
                                                            (792,765)      (2,329,266)
                                                       -------------    -------------
Sold-Class B                                                     202            2,313
Issued for distributions reinvested-Class B                      193               14
Repurchased-Class B                                             (368)             (28)
                                                       -------------    -------------
                                                                  27            2,299
                                                       -------------    -------------
Sold-Class C                                                      13              219
Issued for distributions reinvested-Class C                       18                2
Repurchased-Class C                                               (1)              --
                                                       -------------    -------------
                                                                  30              221
                                                       -------------    -------------
Sold-Class I                                                  43,622          142,254
Issued for distributions reinvested-Class I                  131,982          114,631
Repurchased-Class I                                         (729,261)      (1,229,687)
                                                       -------------    -------------
                                                            (553,657)        (972,802)
                                                       -------------    -------------

(a) Class B and Class C shares were initially offered on January 27, 1999.

See notes to financial statements.

CRABBE HUSON FUNDS

                                                               CRABBE HUSON
                                                          REAL ESTATE INVESTMENT
                                                                   FUND
                                                     --------------------------------
                                                      (UNAUDITED)
                                                       SIX MONTHS           YEAR
                                                         ENDED             ENDED
                                                       APRIL 30,        OCTOBER 31,
                                                     --------------    --------------
                                                          2000           1999(A)(B)
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income                               $   225,774       $    763,578
  Net realized loss                                      (344,922)          (233,867)
  Net change in unrealized
    appreciation/depreciation                             748,780           (741,407)
                                                     -------------     -------------
  Net Increase in Operations                              629,632           (211,696)
DISTRIBUTIONS:
  From net investment income-Class A                     (326,823)          (451,269)
  From net realized gains-Class A                              --           (282,505)
  From net investment income-Class B                      (35,771)           (10,018)
  From net investment income-Class C                       (3,148)              (482)
  From net investment income-Class Z                      (23,305)            (9,270)
                                                     -------------     -------------
                                                          240,585           (965,240)
                                                     -------------     -------------
FUND SHARE TRANSACTIONS:
  Receipts for shares sold-Class A                        964,157          2,445,437
  Value of distributions reinvested-Class A               308,895            706,348
  Cost of shares repurchased-Class A                   (3,391,850)       (11,534,879)
                                                     -------------     -------------
                                                       (2,118,798)        (8,383,094)
                                                     -------------     -------------
  Receipts for shares sold-Class B                        197,128          1,024,618
  Value of distributions reinvested-Class B                27,452              7,814
  Cost of shares repurchased-Class B                     (102,662)          (212,999)
                                                     -------------     -------------
                                                          121,918            819,433
                                                     -------------     -------------
  Receipts for shares sold-Class C                         23,194             73,494
  Value of distributions reinvested-Class C                 2,775                339
  Cost of shares repurchased-Class C                       (2,359)            (4,314)
                                                     -------------     -------------
                                                           23,610             69,519
                                                     -------------     -------------
  Receipts for shares sold-Class Z                         15,274            534,812
  Value of distributions reinvested-Class Z                23,305              9,270
  Cost of shares repurchased-Class Z                     (156,834)            (1,834)
                                                     -------------     -------------
                                                         (118,255)           542,248
                                                     -------------     -------------
  Net Decrease from Fund Share Transactions            (2,091,525)        (6,951,894)
                                                     -------------     -------------
  Total Decrease                                       (1,850,940)        (7,917,134)
NET ASSETS
Beginning of period                                     9,506,359         17,423,493
                                                     -------------     -------------
End of period (net of undistributed net investment
  income of $201,325 and $364,598, respectively)      $ 7,655,419       $  9,506,359
                                                     =============     =============

(a) Class B and Class C shares were initially offered on January 27, 1999.
(b) Class Z shares were initially offered on January 29, 1999.
See notes to financial statements.

CRABBE HUSON FUNDS

                                                            CRABBE HUSON
                                                     REAL ESTATE INVESTMENT FUND
                                                -------------------------------------
                                                 (UNAUDITED)
                                                  SIX MONTHS                YEAR
                                                    ENDED                  ENDED
                                                  APRIL 30,             OCTOBER 31,
                                                --------------         --------------
                                                     2000                1999(A)(B)
NUMBER OF FUND SHARES
Sold-Class A                                         100,272                 236,140
Value of distributions reinvested-Class A             34,673                  68,570
Repurchased-Class A                                 (366,355)             (1,117,360)
                                                -------------          -------------
                                                    (231,410)               (812,650)
                                                -------------          -------------
Sold-Class B                                          21,403                 100,362
Value of distributions reinvested-Class A              3,080                     757
Repurchased-Class B                                  (10,964)                (21,095)
                                                -------------          -------------
                                                      13,519                  80,024
                                                -------------          -------------
Sold-Class C                                           2,452                   7,119
Value of distributions reinvested-Class C                311                      33
Repurchased-Class C                                     (251)                   (459)
                                                -------------          -------------
                                                       2,512                   6,693
                                                -------------          -------------
Sold-Class Z                                           1,571                  50,892
Value of distributions reinvested-Class Z              2,617                     898
Repurchased-Class Z                                  (16,897)                   (183)
                                                -------------          -------------
                                                     (12,709)                 51,607
                                                -------------          -------------

(a) Class B and Class C shares were initially offered on January 27, 1999.
(b) Class Z shares were initially offered on January 29, 1999.

See notes to financial statements.

CRABBE HUSON FUNDS

                                                                CRABBE HUSON
                                                               SMALL CAP FUND
                                                       -------------------------------
                                                        (UNAUDITED)
                                                         SIX MONTHS          YEAR
                                                           ENDED            ENDED
                                                         APRIL 30,       OCTOBER 31,
                                                       --------------   --------------
                                                            2000             1999
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment loss                                   $    (98,374)    $   (275,150)
  Net realized loss                                       (5,334,051)     (22,918,425)
  Net change in unrealized appreciation/depreciation      15,288,628       23,557,586
                                                       -------------    -------------
  Net Increase in Operations                               9,856,203          364,011
DISTRIBUTIONS:
  From net realized gains-Class A                                 --          (59,988)
  In excess of net realized gains-Class A                         --          (18,856)
  From net investment income-Class I                              --         (254,415)
  From net realized gains-Class I                                 --          (79,968)
                                                       -------------    -------------
                                                           9,856,203          (49,216)
                                                       -------------    -------------
FUND SHARE TRANSACTIONS:
  Receipts for shares sold-Class A                         7,652,800        4,729,406
  Value of distributions reinvested-Class A                       --           72,137
  Cost of shares repurchased-Class A                     (10,302,133)     (12,006,322)
                                                       -------------    -------------
                                                          (2,649,333)      (7,204,779)
                                                       -------------    -------------
  Receipts for shares sold-Class I                         2,511,195       14,429,080
  Value of distributions reinvested-Class I                       --          309,467
  Cost of shares repurchased-Class I                     (10,952,998)     (53,110,089)
                                                       -------------    -------------
                                                          (8,441,803)     (38,371,542)
                                                       -------------    -------------
  Net Decrease from Fund Share Transactions              (11,091,136)     (45,576,321)
                                                       -------------    -------------
  Total Decrease                                          (1,234,933)     (45,625,537)
NET ASSETS
  Beginning of period                                     31,375,527       77,001,064
                                                       -------------    -------------
  End of period (net of overdistributed net
    investment income of $100,076 and $1,702,
    respectively)                                       $ 30,140,594     $ 31,375,527
                                                       =============    =============
NUMBER OF FUND SHARES
  Sold-Class A                                               782,479          518,133
  Issued for distributions reinvested-Class I                     --            8,006
  Repurchased-Class A                                     (1,049,528)      (1,350,075)
                                                       -------------    -------------
                                                            (267,049)        (823,936)
                                                       -------------    -------------
  Sold-Class I                                               246,961        1,631,965
  Issued for distributions reinvested-Class I                     --           34,233
  Repurchased-Class I                                     (1,087,573)      (5,886,724)
                                                       -------------    -------------
                                                            (840,612)      (4,220,526)
                                                       -------------    -------------

See notes to financial statements.

CRABBE HUSON FUNDS

                                                              THE CRABBE HUSON
                                                             SPECIAL FUND, INC.
                                                       -------------------------------
                                                        (UNAUDITED)
                                                         SIX MONTHS          YEAR
                                                           ENDED            ENDED
                                                         APRIL 30,       OCTOBER 31,
                                                       --------------   --------------
                                                            2000             1999
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment loss                                   $   (177,610)    $   (650,567)
  Net realized loss                                       (9,451,305)     (27,640,698)
  Net change in unrealized appreciation/depreciation      24,003,396       21,898,716
                                                       -------------    -------------
  Net Increase (Decrease) in Operations                   14,374,481       (6,392,549)
FUND SHARE TRANSACTIONS:
  Receipts for shares sold                                 1,600,725       28,680,609
  Cost of shares repurchased                             (19,027,727)     (79,319,894)
                                                       -------------    -------------
  Net Decrease from Fund Share Transactions              (17,427,002)     (50,639,285)
                                                       -------------    -------------
  Total Decrease                                          (3,052,521)     (57,031,834)
NET ASSETS
  Beginning of period                                     47,471,856      104,503,690
                                                       -------------    -------------
  End of period (net of overdistributed net
    investment income of $179,498 and $1,888,
    respectively)                                       $ 44,419,335     $ 47,471,856
                                                       =============    =============
NUMBER OF FUND SHARES
  Sold                                                       203,505        3,351,118
  Repurchased                                             (2,242,823)      (9,447,772)
                                                       -------------    -------------
                                                          (2,039,318)      (6,096,654)
                                                       -------------    -------------

See notes to financial statements.

CRABBE HUSON FUNDS

                                                               CRABBE HUSON
                                                          CONTRARIAN INCOME FUND
                                                     --------------------------------
                                                      (UNAUDITED)
                                                       SIX MONTHS           YEAR
                                                         ENDED             ENDED
                                                       APRIL 30,        OCTOBER 31,
                                                     --------------    --------------
                                                          2000            1999(A)
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income                               $   241,324       $   328,456
  Net realized gain (loss)                                (14,332)           92,322
  Net change in unrealized
    appreciation/depreciation                            (105,136)         (362,140)
                                                     ------------      -------------
  Net Increase in Operations                              121,856            58,638
DISTRIBUTIONS:
  From net investment income-Class A                      (86,987)         (280,146)
  From net realized gains-Class A                         (18,455)         (160,374)
  From net investment income-Class B                       (1,159)              (50)
  From net realized gains-Class B                            (321)               --
  From net investment income-Class C                          (18)               (7)
  From net realized gains-Class C                              (5)               --
  From net investment income-Class I                       (3,020)           (6,305)
  From net realized gains-Class I                            (541)           (2,044)
  From net investment income-Class Z                     (117,920)          (43,797)
  From net realized gains-Class Z                         (23,549)               --
                                                     -------------     -------------
                                                         (130,119)         (434,085)
                                                     -------------     -------------
FUND SHARE TRANSACTIONS:
  Receipts for shares sold-Class A                        984,719           977,689
  Value of distributions reinvested-Class A                55,970           324,283
  Cost of shares repurchased-Class A                   (1,254,827)       (5,862,851)
                                                     -------------     -------------
                                                         (214,138)       (4,560,879)
                                                     -------------     -------------
  Receipts for shares sold-Class B                         68,312            16,204
  Value of distributions reinvested-Class B                 1,424                38
  Cost of shares repurchased-Class B                       (1,086)               --
                                                     -------------     -------------
                                                           68,650            16,242
                                                     -------------     -------------
  Receipts for shares sold-Class C                             --             1,000
  Value of distributions reinvested-Class C                    23                 7
  Cost of shares repurchased-Class C                           --                --
                                                     -------------     -------------
                                                               23             1,007
                                                     -------------     -------------
  Receipts for shares sold-Class I                             --                --
  Value of distributions reinvested-Class I                 3,561             8,481
  Cost of shares repurchased-Class I                           --                --
                                                     -------------     -------------
                                                            3,561             8,481
                                                     -------------     -------------
  Receipts for shares sold-Class Z                        210,998         4,231,282
  Value of distributions reinvested-Class Z               141,469            46,492
  Cost of shares repurchased-Class Z                     (510,855)               --
                                                     -------------     -------------
                                                         (158,388)        4,277,774
                                                     -------------     -------------
  Net Decrease from Fund Share Transactions              (300,292)         (257,375)
                                                     -------------     -------------
  Total Decrease                                         (430,411)         (691,460)
NET ASSETS
Beginning of period                                     8,207,201         8,898,661
                                                     -------------     -------------
End of period (including undistributed and net of
  overdistributed net investment income of $22,789
  and $9,431, respectively)                           $ 7,776,790       $ 8,207,201
                                                     =============     =============

(a) Class B, Class C, and Class Z shares were initially offered on September 15, 1999.

See notes to financial statements.

CRABBE HUSON FUNDS

                                                               CRABBE HUSON
                                                          CONTRARIAN INCOME FUND
                                                     --------------------------------
                                                      (UNAUDITED)
                                                       SIX MONTHS           YEAR
                                                         ENDED             ENDED
                                                       APRIL 30,        OCTOBER 31,
                                                     --------------    --------------
                                                          2000              1999
NUMBER OF FUND SHARES
Sold-Class A                                                98,172            93,007
Issued for distributions reinvested-Class A                  5,594            30,812
Repurchased-Class A                                       (124,697)         (552,474)
                                                     -------------     -------------
                                                           (20,931)         (428,655)
                                                     -------------     -------------
Sold-Class B                                                 6,789             1,596
Issued for distributions reinvested-Class B                    141                 4
Repurchased-Class B                                           (109)               --
                                                     -------------     -------------
                                                             6,821             1,600
                                                     -------------     -------------
Sold-Class C                                                    --                99
Issued for distributions reinvested-Class C                      2                 1
                                                     -------------     -------------
                                                                 2               100
                                                     -------------     -------------
Issued for distributions reinvested-Class I                    358               812
                                                     -------------     -------------
                                                               358               812
                                                     -------------     -------------
Sold-Class Z                                                20,862           415,297
Issued for distributions reinvested-Class Z                 14,173             4,615
Repurchased-Class Z                                        (51,261)               --
                                                     -------------     -------------
                                                           (16,226)          419,912
                                                     -------------     -------------

(a) Class B, Class C, and Class Z shares were initially offered on September 15, 1999.

See notes to financial statements.

CRABBE HUSON FUNDS

                                                               CRABBE HUSON
                                                           OREGON TAX-FREE FUND
                                                     --------------------------------
                                                      (UNAUDITED)
                                                       SIX MONTHS           YEAR
                                                         ENDED             ENDED
                                                       APRIL 30,        OCTOBER 31,
                                                     --------------    --------------
                                                          2000            1999(A)
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income                               $   419,128       $   975,806
  Net realized gain (loss)                                (96,364)          176,439
  Net change in unrealized
    appreciation/depreciation                             181,213        (2,201,977)
                                                     ------------      -------------
  Net Increase (Decrease) from Operations                 503,977        (1,049,732)
DISTRIBUTIONS:
  From net investment income-Class A                     (396,254)         (977,765)
  From net realized gains-Class A                        (147,399)         (620,463)
  From net investment income-Class B                         (932)             (764)
  From net realized gains-Class B                            (381)               --
                                                     -------------     -------------
                                                          (40,989)       (2,648,724)
                                                     -------------     -------------
FUND SHARE TRANSACTIONS:
  Receipts for shares sold-Class A                        163,716           565,418
  Value of distributions reinvested-Class A               433,421         1,239,295
  Cost of shares repurchased-Class A                   (4,398,080)       (4,182,093)
                                                     -------------     -------------
                                                       (3,800,943)       (2,377,380)
                                                     -------------     -------------
  Receipts for shares sold-Class B                             --            54,532
  Value of distributions reinvested-Class B                 1,365               712
  Cost of shares repurchased-Class B                           --                --
                                                     -------------     -------------
                                                            1,365            55,245
                                                     -------------     -------------
  Net Increase from Fund Share Transactions            (3,799,578)       (2,322,136)
                                                     -------------     -------------
  Total Increase (Decrease)                            (3,840,567)       (4,970,859)
NET ASSETS
Beginning of period                                    20,620,529        25,591,389
                                                     -------------     -------------
End of period (net including undistributed net
  investment income of $205,459 and $182,022,
  respectively)                                       $16,779,962       $20,620,529
                                                     =============     =============

(a) Class B shares were initially offered on January 27, 1999.

See notes to financial statements.

CRABBE HUSON FUNDS

                                                               CRABBE HUSON
                                                           OREGON TAX-FREE FUND
                                                     --------------------------------
                                                      (UNAUDITED)
                                                       SIX MONTHS           YEAR
                                                         ENDED             ENDED
                                                       APRIL 30,        OCTOBER 31,
                                                     --------------    --------------
                                                          2000            1999(A)
NUMBER OF FUND SHARES
Sold-Class A                                                14,034            45,385
Issued for distributions reinvested-Class A                 37,447            99,282
Repurchased-Class A                                       (882,737)         (389,845)
                                                     -------------     -------------
                                                          (331,256)         (194,678)
                                                     -------------     -------------
Sold-Class B                                                    --             4,438
Issued for distributions reinvested-Class B                    118                60
Repurchased-Class B                                             --                --
                                                     -------------     -------------
                                                               118             4,498
                                                     -------------     -------------

(a) Class B shares were initially offered on January 27, 1999.

See notes to financial statements.

CRABBE HUSON FUNDS

NOTES TO FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

NOTE 1. INTERIM FINANCIAL STATEMENTS

In the opinion of management of the Crabbe Huson Contrarian Fund ("Contrarian Fund"), Crabbe Huson Equity Fund ("Equity Fund"), Crabbe Huson Managed Income and Equity Fund ("Managed Fund"), Crabbe Huson Real Estate Investment Fund ("Real Estate Fund"), Crabbe Huson Small Cap Fund ("Small Cap Fund"), Crabbe Huson Special Fund ("Special Fund"), Crabbe Huson Contrarian Income Fund ("Income Fund") and Crabbe Huson Oregon Tax-Free Fund ("Oregon Tax-Free Fund"), each a series of Liberty Funds Trust III, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Funds at April 30, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the six months then ended.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION: All of the Funds are registered under the Investment Company Act of 1940. All of the Funds (other than the Oregon Tax-Free Fund) are open-end diversified portfolio investment companies. The Oregon Tax-Free Fund is an open-end, non-diversified investment company. Each Fund may issue an unlimited number of shares. All of the Funds offer Class A shares. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Effective January 27, 1999, Equity, Managed, Real Estate and Oregon Tax-Free Funds began offering Class B shares. The Contrarian Fund has continued to offer Class B shares since inception on December 1, 1998. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective January 27, 1999, Equity, Managed and Real Estate Funds began offering Class C shares. The Contrarian Fund has continued to offer Class C shares since inception on December 1, 1998. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. The Equity, Managed, Small-Cap and Income Funds offer Class I shares. Effective January 29, 1999, Real Estate Fund began offering Class Z shares. Class Z shares are offered continuously at net asset value. In addition, there are certain restrictions on the purchase of Class I and Class Z shares, please refer to the prospectus. The Class A and Class I shares differ principally in the service fees and shareholder servicing fees.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

CRABBE HUSON FUNDS

April 30, 2000 (Unaudited)

revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon specific identification method for both financial statement and federal income tax purposes.

The Funds may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices.

The Special Fund may engage in short sales. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security. The Fund is then obligated to return the security to the lender, and therefore it must subsequently purchase the same security.

Proceeds from the sale of a borrowed security remain on deposit with the broker loaning that security. Additional deposits may be required in the event that the value of the securities sold short exceeds a percentage of the amount on deposit with the broker. In addition, the borrowing fund is required to segregate cash, U.S. government securities or other liquid securities in an amount equal to the market value of all borrowed securities less any amounts on deposit with brokers. As a result of these activities, the borrowing fund will not be deemed to create leverage merely by entering into a short selling transaction, except to the extent that income is earned

CRABBE HUSON FUNDS

April 30, 2000 (Unaudited)

on amounts on deposit with the broker. The amount on deposit with the broker plus the value of the segregated securities may not exceed 25% of net assets.

LOANS OF PORTFOLIO SECURITIES: Each of the Funds may lend portfolio securities, up to 20% (10% for Oregon Tax-Free Fund) of the value of a Fund's total assets. The Funds receive total collateral in an amount at least equal to 100% of the market value of the securities loaned at the inception of the loan. The value of the portfolio securities loaned is marked to market on a daily basis and additional collateral is received from the borrower, as necessary, to ensure that its value is at least equal to 100% of the securities loaned at all times. Interest income earned on the investment of the collateral plus reimbursement for management fees associated with such investment, in excess of rebates to the borrower, is recorded on an accrual basis. Income earned on non-cash collateral is based on a percentage of the market value of the securities loaned and is recorded on an accrual basis. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fees, Class B and Class C distribution fees and Class I transfer agent fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data (other than the Oregon Tax-Free Fund) was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflect the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only. Class I net investment income per share data reflect the transfer agent fee per share applicable to Class I shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only. Class I ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the transfer agent fee applicable to Class I shares only.

FEDERAL INCOME TAXES: Consistent with the Funds' policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a

CRABBE HUSON FUNDS

April 30, 2000 (Unaudited)

security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders (other than the Oregon Tax-Free) are recorded on the ex-date. The Oregon Tax-Free Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER:  Corporate actions are recorded on the ex-date.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

ORGANIZATION COSTS: Expenses incurred in connection with the original organization of the Funds are amortized using the sum of the years digits method. As of April 30, 2000 the initial organization costs for all Funds except for Small-Cap Fund have been fully amortized. Crabbe Huson Group, Inc., the Fund's investment advisor, has agreed that, in the event any of the initial shares are redeemed during the 60-month period for amortizing the Fund's organization costs, the Fund will be reimbursed by the investment advisor for the unamortized balances of such costs in the same proportion as the number of shares reduced bears to the number of initial shares outstanding at the time of redemption.

CRABBE HUSON FUNDS

April 30, 2000 (Unaudited)

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE: Crabbe Huson Group, Inc. (the "Advisor"), is the Investment Advisor of each Fund and receives a monthly fee based on each Fund's average net assets as follows:

                                  EQUITY FUND
                                  MANAGED FUND
                                REAL ESTATE FUND
                                 SMALL-CAP FUND
                                  SPECIAL FUND

              1.05% of average daily net assets up to $100,000,000
  .90 of 1% of average daily net assets between $100,000,000 and $500,000,000
            .65 of 1% of average daily net assets over $500,000,000

                                  INCOME FUND

            .80 of 1% of average daily net assets up to $100,000,000
  .65 of 1% of average daily net assets between $100,000,000 and $500,000,000
            .55 of 1% of average daily nets assets over $500,000,000

                              OREGON TAX-FREE FUND

            .55 of 1% of average daily net assets up to $100,000,000
  .50 of 1% of average daily net assets between $100,000,000 and $500,000,000
            .45 of 1% of average daily net assets over $500,000,000

                                CONTRARIAN FUND

                     .85 of 1% of average daily net assets

ADMINISTRATION FEE: Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.05% annually of the Funds' average net assets. The Funds' Advisor delegates certain of its administrative duties to the Administrator.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Funds' average net assets over $50 million.

TRANSFER AGENT: Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee at the annual rate of 0.236% annually for the Class A, Class B and Class C shares (as applicable to each Fund) for the Small-Cap Fund, the Special Fund, the Equity Fund, the Managed Fund and the Real Estate Fund, 0.17% for the Income Fund and 0.13% for the Oregon Tax-Free Fund, plus certain out-of-pocket expenses. Effective January 1,

CRABBE HUSON FUNDS

April 30, 2000 (Unaudited)

2000, the Transfer Agent fee was changed to a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also provides shareholder services for a monthly fee at the annual rate of 0.0025% for the Class I shares of Small-Cap Fund, the Equity Fund, the Managed Fund and the Income Fund, plus certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator, is the Funds' principal underwriter. For the six months ended April 30, 2000, the Funds have been advised that the Distributor retained no net underwriting discounts on the Income and Oregon Tax-Free Funds. For the Equity, Real Estate, Small-Cap, Special and Contrarian Fund, the Distributor retained $167, $63, $267, $61 and $814 on sales of the Funds' Class A shares, respectively. There were no contingent deferred sales charges received on the Small-Cap, Managed, Oregon Tax-Free, Income and Contrarian Fund. For the Real Estate Fund, the Distributor received contingent deferred sales charges (CDSC) of none, $1,347 and $22 Class A, Class B and Class C share redemptions, respectively. For the Equity Fund, the Distributor received contingent deferred sales charges (CDSC) of none, $3,298 and none on Class A, Class B and Class C redemptions respectively.

Each Fund has adopted a 12b-1 plan (Plan) which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The Plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total Class A, Class B and Class C expenses (exclusive of service fees, distribution fees, brokerage commissions, taxes and extraordinary expenses, if any) exceed 1.25% for the Special Fund, the Small-Cap Fund, the Real Estate Fund, 1.17% for the Equity Fund and the Managed Fund, 0.73% for the Oregon Tax-Free Fund, 0.55% for the Income Fund and 1.35% for the Contrarian Fund. The Advisor/Administrator have also agreed, until further notice, to waive fees and bear certain expenses to the extent that total Class I expenses (exclusive of service fees, distribution fees, brokerage commissions, taxes and extraordinary expenses, if any) exceed 1.00% for the Small-Cap Fund, the Equity Fund and the Managed Fund and 0.38% for the Income Fund.

OTHER: The Funds pay no compensation to their officers, all of whom are employees of the Advisor or Administrator.

CRABBE HUSON FUNDS

April 30, 2000 (Unaudited)

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY: For the six months ended April 30, 2000, purchases and sales of investments, other than short-term obligations, were as follows:

                                                      PURCHASES        SALES
                                                     -----------    ------------
Contrarian Fund                                      $2,301,848     $  1,888,962
Equity Fund                                          67,176,032       89,581,102
Managed Fund                                         22,477,952      160,343,866
Real Estate Fund                                      2,948,223        5,624,659
Small Cap Fund                                        9,473,585       20,990,983
Special Fund                                            641,380       26,090,667
Income Fund                                           1,835,657        2,188,289
Oregon Tax-Free Fund                                         --        3,775,472

Unrealized appreciation (depreciation) at April 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

                       CONTRARIAN      EQUITY         MANAGED      REAL ESTATE
                       ----------    -----------    -----------    -----------
Gross unrealized
  appreciation         $ 879,176     $17,438,698    $4,595,278      $ 350,144
Gross unrealized
  depreciation          (209,927)     (4,792,102)   (1,983,270)      (711,075)
                       ---------     -----------    -----------     ---------
Net unrealized
  appreciation
  (depreciation)       $ 669,249     $12,646,596    $2,612,008      $(360,931)
                       ---------     -----------    -----------     ---------

                                                                          OREGON
                        SMALL CAP         SPECIAL          INCOME        TAX-FREE
                       -----------      ------------      ---------      ---------
Gross unrealized
  appreciation         $3,425,223       $  5,070,682      $  48,264      $ 239,907
Gross unrealized
  depreciation         (8,106,480)       (10,415,031)      (266,588)      (902,303)
                       -----------      ------------      ---------      ---------
Net unrealized
  appreciation
  (depreciation)       $(4,681,257)     $ (5,344,349)     $(218,324)     $(662,396)
                       -----------      ------------      ---------      ---------

CRABBE HUSON FUNDS

April 30, 2000 (Unaudited)

CAPITAL LOSS CARRYFORWARDS: At October 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                                               YEAR OF      CAPITAL LOSS
                                              EXPIRATION    CARRY FORWARD
                                              ----------    -------------
Crabbe Huson
  Small Cap Fund                                 2007        $22,808,761
Crabbe Huson
  Real Estate Fund                               2007            193,496
Crabbe Huson                                     2006         20,747,182
  Special Fund                                   2007         27,656,752
                                                             -----------
                                                              48,403,934
Crabbe Huson
  Contrarian Fund                                2007              2,021

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Funds may focus their investments in certain industries, subjecting them to a greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT

The Funds (other than the Special Fund) may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended April 30, 2000.

The Special Fund may borrow the lesser of $25 million or 33 1/3% of its total assets on a secured basis. When the Special Fund borrows it must put in a segregated account debt securities, domestic or foreign equities, or commercial paper in an amount equal to at least 200% of the amount borrowed. The Fund must maintain the segregated account daily to ensure that its value is at least equal to 200% of the funds borrowed at all times. No single issuer, other than U.S. Government and U.S. Government agencies, can comprise in excess of 10% of the segregated account. For the six months ended April 30, 2000, the Special Fund had $3,500,000 of borrowings outstanding.

CRABBE HUSON CONTRARIAN FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF EACH CLASS OUTSTANDING THROUGHOUT EACH PERIOD ARE AS FOLLOWS:

                                                                                     (UNAUDITED)
                                                                             SIX MONTHS ENDED 04/30/2000
                                                                     -------------------------------------------
                                                              --------------------------------------------------
                                                                     CLASS A          CLASS B           CLASS C
                                                              --------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $10.390          $10.330          $10.320
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) (a)............................           0.001           (0.042)          (0.042)
Net Realized & Unrealized Gain..............................           2.459            2.432            2.432
                                                                     -------          -------          -------
    Total from Investment Operations........................           2.460            2.390            2.390
                                                              --------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................         $12.850          $12.720          $12.710
                                                              ==================================================
TOTAL RETURN (B)(C)(D)......................................           23.68%           23.14%           23.16%
RATIOS TO AVERAGE NET ASSETS
Expenses (e)(f).............................................            1.60%            2.35%            2.35%
Net Investment Income (e)(f)................................           (0.86)%          (1.61)%          (1.61)%
Fees and Expenses Waived or Borne by the Advisor (e)(f).....            2.95%            2.95%            2.95%
Portfolio Turnover (d)......................................              50%              50%              50%
Net Assets, End of Period (000's)...........................         $ 4,100          $   419          $    33

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return of net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

CRABBE HUSON CONTRARIAN FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF EACH CLASS OUTSTANDING THROUGHOUT EACH PERIOD ARE AS FOLLOWS:

                                                                              PERIOD ENDED 10/31/1999(B)
                                                                     ---------------------------------------------
                                                              ----------------------------------------------------
                                                                     CLASS A          CLASS B            CLASS C
                                                              ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $10.000          $10.000          $10.000
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a)...................................          (0.015)          (0.091)          (0.089)
Net Realized & Unrealized Gain (Loss).......................           0.405            0.421            0.409
                                                              ----------------------------------------------------
    Total from Investment Operations........................           0.390            0.330            0.320
                                                              ----------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................         $10.390          $10.330          $10.320
                                                              ====================================================
TOTAL RETURN (C)(D).........................................            3.90%(e)         3.30%(e)         3.20%(e)
RATIOS TO AVERAGE NET ASSETS
Expenses (f)(g).............................................            1.60%            2.35%            2.35%
Net Investment Income (f)(g)................................           (0.15)%          (0.90)%          (0.90)%
Fees and Expenses Waived or Borne by the Advisor (f)(g).....            3.56%            3.56%            3.56%
Portfolio Turnover Rate (e).................................             105%             105%             105%
Net Assets, End of Period (000's)...........................         $ 3,279          $   209          $     9

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) The Fund commenced investment operations on December 1, 1998.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

CRABBE HUSON EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF EACH CLASS OUTSTANDING THROUGHOUT EACH PERIOD ARE AS FOLLOWS:

                                                                                SIX MONTHS ENDED 4/30/2000
                                                              ---------------------------------------------------------------
                                                                     CLASS A        CLASS B(B)      CLASS C(B)      CLASS I
                                                              ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $    16.780       $ 16.660        $16.670        $16.820
                                                              ---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a)...................................             0.028         (0.036)        (0.037)         0.050
Net Realized and Unrealized Gain............................             2.430          2.404          2.395          2.458
                                                              ---------------------------------------------------------------
    Total from Investment Operations........................             2.458          2.368          2.358          2.508
LESS DISTRIBUTIONS
Distributions from Capital Gains............................            (0.518)        (0.518)        (0.518)        (0.518)
                                                              ---------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................       $    18.720       $ 18.510        $18.510        $18.810
                                                              ===============================================================
TOTAL RETURN (C)(D)(E)......................................             14.95%         14.51%         14.44 %        15.22%
RATIOS TO AVERAGE NET ASSETS
Expenses (f)(g).............................................              1.39%          2.14%          2.14 %         1.32%
Net Investment Income (f)(g)................................              0.33%         (0.42)%        (0.42)%         0.39%
Fees and Expenses Waived or Borne by the Advisor (f)(g).....              0.37%          0.37%          0.37 %         0.37%
Portfolio Turnover Rate (e).................................                65%            65%            65 %           65%
Net Assets, End of Period (000's)...........................       $    89,742       $    481            $11        $10,874

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B and Class C shares were initially offered on January 27, 1999. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expense, total return would have been reduced.
(e) Not Annualized.
(f) The benefits derived from custody credits and direct brokerage arrangements had no impact.
(g) Annualized.

CRABBE HUSON EQUITY FUND

                                                                  YEAR ENDED 10/31/99                     YEAR ENDED 10/31/98
                                             ------------------------------------------------------------------------------------
                                                    CLASS A     CLASS B(B)    CLASS C(B)    CLASS I    CLASS A(C)     CLASS I(C)
                                             ------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......         $16.600      $16.440       $16.440      $16.650     $ 23.320     $23.400
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a)..................           0.031       (0.076)       (0.076)      0.115         0.070       0.370
Net Realized & Unrealized Gain (Loss)......           0.550        0.296         0.306       0.818        (2.000)     (2.030)
                                             ------------------------------------------------------------------------------------
    Total from Investment Operations.......           0.860        0.220         0.230       0.933        (1.930)     (1.860)
LESS DISTRIBUTIONS
Distributions from Net Investment Income...          (0.099)          --            --      (0.182)       (0.050)     (0.150)
Distributions from Capital Gains...........          (0.581)          --            --      (0.581)       (4.740)     (4.740)
                                             ------------------------------------------------------------------------------------
    Total Distributions....................          (0.680)          --            --      (0.763)       (4.790)     (4.890)
                                             ------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............         $16.780      $16.660       $16.670      $16.820     $ 16.600     $16.650
                                             ====================================================================================
TOTAL RETURN (D)(E)........................            5.29%        1.34 %(f)     1.40 %(f)   5.75%       (10.08)%     (9.72)%
RATIOS TO AVERAGE NET ASSETS
Expenses...................................            1.42%(g)     2.17 %(g)     2.17 %(g)   0.93%(g)      1.39%(h)    1.01%(h)
Net Investment Income......................            0.18%(g)    (0.56)%(g)    (0.56)%(g)   0.67%(g)      0.38%(h)    0.76%(h)
Fees and Expenses Waived or Borne by the
  Advisor..................................            0.28%(g)     0.28 %(g)     0.28 %(g)   0.28%(g)      0.03%       0.12%
Portfolio Turnover Rate....................             134%         134 %         134 %       134%            1%          1%
Net Assets, End of Period (000's)..........         $102,428     $   466       $     6      $14,190     $226,628     $27,672

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B and Class C shares were initially offered on January 27, 1999. Per share amounts reflect activity from that date.
(c) Effective October 19, 1998, the Primary and Institutional shares were redesignated Class A and Class I shares, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.

CRABBE HUSON EQUITY FUND

                                                                                                                          YEAR
                                                                                                                         ENDED
                                                  YEAR ENDED 10/31/1997             YEAR ENDED 10/31/1996              10/31/1995
                                         ----------------------------------------------------------------------------------------
                                                CLASS A           CLASS I        CLASS A           CLASS I(B)
                                         ----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...         $19.500           $19.510        $18.170            $19.820            $ 16.440
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a)..............           0.070            0.210           0.110              0.000               0.220
Net Realized & Unrealized Gain
  (Loss)...............................           5.360            5.310           2.330             (0.310)              1.750
                                         ----------------------------------------------------------------------------------------
    Total from Investment Operations...           5.430            5.520           2.440             (0.310)              1.970
LESS DISTRIBUTIONS
Distributions from Net Investment
  Income...............................          (0.070)          (0.090)         (0.170)             0.000              (0.090)
Distributions from Capital Gains.......          (1.540)          (1.540)         (0.940)             0.000              (0.150)
                                         ----------------------------------------------------------------------------------------
    Total Distributions................          (1.610)          (1.630)         (1.110)             0.000              (0.240)
                                         ----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........         $23.320           $23.400        $19.500            $19.510            $ 18.170
                                         ========================================================================================
TOTAL RETURN (c)(d)....................           29.87%           30.35%          13.78%             (1.56)%(e)          13.37%
RATIOS TO AVERAGE NET ASSETS
Expenses...............................            1.42%(f)         1.00%(f)        1.38%(f)           1.00 %(f)(g)        1.40%
Net Investment Income..................            0.29%(f)         0.71%(f)        0.56%(f)           0.15 %(f)(g)        1.30%
Fees and Expenses Waived or Borne by
  the Advisor..........................            0.02%            0.23%             --               0.58 %(g)           0.02%
Portfolio Turnover Rate................             129%             129%            117%               117 %                92%
Net Assets, End of Period (000's)......         $380,047          $24,084        $436,578           $ 4,415            $387,184

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Class I shares were initially offered on October 3, 1996. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(g) Annualized.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                           SIX MONTHS ENDED 4/30/2000
                                               ----------------------------------------------------------------------------------
                                                      CLASS A(B)          CLASS B(C)          CLASS C(C)          CLASS I(B)
                                               ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........          $12.790             $12.770             $12.770            $12.770
                                               ----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a)....................            0.152               0.105               0.105              0.167
Net Realized and Unrealized Gain.............            0.943               0.913               0.913              0.948
                                               ----------------------------------------------------------------------------------
    Total from Investment Operations.........            1.095               1.018               1.018              1.115
                                               ----------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....           (0.200)             (0.153)             (0.153)            (0.230)
Distributions from Capital Gains.............           (0.865)             (0.865)             (0.865)            (0.865)
                                               ----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............          $12.820             $12.770             $12.770            $12.790
                                               ==================================================================================
TOTAL RETURN (D)(E)..........................             9.01%(f)            8.44%(f)            8.44%(f)           9.29%(f)
RATIOS TO AVERAGE NET ASSETS
Expenses.....................................             1.48%(g)(h)         2.49%(g)(h)         2.49%(g)(h)        1.34%(g)(h)
Net Investment Income........................             2.44%(g)(h)         1.43%(g)(h)         1.43%(g)(h)        2.59%(g)(h)
Fees and Expenses Waived or Borne by the
  Advisor....................................             0.26%(g)(h)         0.00%               0.00%              0.11%(g)(h)
Portfolio Turnover...........................               46%(f)              46%(f)              46%(f)             46%(f)
Net Assets, End of Period (000's)............          $27,712             $    30             $     3            $14,142

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective October 19, 1998, the Primary and Institutional shares were redesignated Class A and Class I respectively.
(c) Class B and Class C shares were initially offered on January 27, 1999. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deffered sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expense, total return would have been reduced.
(f) Not Annualized.
(g) The benefits derived from custody credits and direct brokerage arrangements had no impact.
(h) Annualized.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

                                                                 YEAR ENDED 10/31/1999                   YEAR ENDED 10/31/1998
                                              -----------------------------------------------------------------------------------
                                                     CLASS A    CLASS B(B)    CLASS C(B)    CLASS I    CLASS A(C)     CLASS I(C)
                                              -----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........         $12.810     $12.760       $12.760      $12.810      $14.940     $14.940
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a)...................           0.275       0.143         0.143        0.334        0.290       0.320
Net Realized & Unrealized Gain (Loss).......           0.262       0.016         0.016        0.269       (0.370)     (0.370)
                                              -----------------------------------------------------------------------------------
    Total from Investment Operations........           0.537       0.159         0.159        0.603       (0.080)     (0.050)
LESS DISTRIBUTIONS
Distributions from Net Investment Income....          (0.281)     (0.149)       (0.149)      (0.367)      (0.240)     (0.270)
Distributions from Capital Gains............          (0.276)         --            --       (0.276)      (1.810)     (1.810)
                                              -----------------------------------------------------------------------------------
    Total Distributions.....................          (0.557)         --            --       (0.643)      (2.050)     (2.080)
                                              -----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............         $12.790     $12.770       $12.770      $12.770      $12.810     $12.810
                                              ===================================================================================
TOTAL RETURN (d)(e).........................            4.22%       1.18%(f)      1.18%(f)     4.75%       (0.69)%     (0.44)%
RATIOS TO AVERAGE NET ASSETS
Expenses....................................            1.42%(g)    2.17%(g)(i)   2.17%(g)(i)  0.96%(g)     1.32%(h)    1.01%(h)
Net Investment Income.......................            2.08%(g)    1.40%(g)(i)   1.40%(g)(i)  2.54%(g)     2.27%(h)    2.58%(h)
Fees and Expenses Waived or Borne by the
  Advisor...................................            0.33%(g)    0.40%(g)(i)   0.40%(g)(i)  0.33%(g)     0.16%       0.24%
Portfolio Turnover Rate.....................              99%         99%           99%          99%         115%        115%
Net Assets, End of Period (000's)...........         $37,791     $    29       $     3      $21,188      $67,681     $33,723

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B and Class C shares were initially offered on January 27, 1999. Per share amounts reflect activity from that date.
(c) Effective October 19, 1998, the Primary and Institutional shares were redesignated Class A and Class I shares, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(i) Annualized.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

                                                                                                                          YEAR
                                                                                                                         ENDED
                                                           YEAR ENDED 10/31/1997         YEAR ENDED 10/31/1996         10/31/1995
                                                    -----------------------------------------------------------------------------
                                                           CLASS A        CLASS I      CLASS A         CLASS I(D)
                                                    -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............         $13.390        $13.390      $ 13.640          $13.380        $ 12.870
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a).........................           0.320          0.420         0.300            0.010           0.340
Net Realized & Unrealized Gain (Loss).............           2.290          2.240         0.880            0.080           1.210
                                                    -----------------------------------------------------------------------------
    Total from Investment Operations..............           2.610          2.660         1.180            0.090           1.550
LESS DISTRIBUTIONS
Distributions from Net Investment Income..........          (0.320)        (0.370)        0.300           (0.080)         (0.330)
Distributions from Capital Gains..................          (0.740)        (0.740)        1.130               --          (0.450)
                                                    -----------------------------------------------------------------------------
    Total Distributions...........................          (1.060)        (1.110)        1.430           (0.080)         (0.780)
                                                    -----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................         $14.940        $14.940      $ 13.390          $13.390        $ 13.640
                                                    =============================================================================
TOTAL RETURN (d)(e)...............................           20.60%         21.18%         8.96%            0.59%(g)       13.00%
RATIOS TO AVERAGE NET ASSETS
Expenses..........................................            1.42%(j)       1.00%(j)      1.47%(j)         1.00%(i)(j)     1.48%
Net Investment Income.............................            2.25%(j)       2.70%(j)      2.22%(j)         2.87%(i)(j)     2.57%
Fees and Expenses Waived or Borne by the
  Advisor.........................................            0.13%          0.42%           --             1.00%(i)        0.01%
Portfolio Turnover Rate...........................             119%           119%          252%             252%            226%
Net Assets, End of Period (000's).................         $95,960        $28,598      $125,018          $ 2,526        $136,530

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B and Class C shares were initially offered on January 27, 1999. Per share amounts reflect activity from that date.
(c) Effective October 19, 1998, the Primary and Institutional shares were redesignated Class A and Class I shares, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(i) Annualized.

CRABBE HUSON REAL ESTATE INVESTMENT FUND

Selected data for a share of each class outstanding throughout the period are as follows:

                                                                                         (UNAUDITED)
                                                                                  SIX MONTHS ENDED 4/30/2000
                                                              ------------------------------------------------------------------
                                                                     CLASS A          CLASS B          CLASS C          CLASS Z
                                                              ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $9.550           $9.550           $9.540           $ 9.560
                                                              ------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a)...................................          0.160            0.125            0.125             0.172
Net Realized and Unrealized Gain............................          0.690            0.691            0.691             0.680
                                                              ------------------------------------------------------------------
    Total from Investment Operations........................          0.850            0.816            0.816             0.851
                                                              ------------------------------------------------------------------
LESS DISTRIBUTION
Distributions from Net Investment Income....................         (0.450)          (0.416)          (0.416)           (0.461)
                                                              ------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................         $9.950           $9.950           $9.940           $ 9.950
                                                              ==================================================================
TOTAL RETURN (B)(C)(D)......................................           9.52%            9.10%            9.11%             9.54%
RATIOS TO AVERAGE NET ASSETS
Expenses (e)(f).............................................           1.50%            2.25%            2.25%             1.25%
Net Investment Income (Loss) (e)(f).........................           3.46%            2.71%            2.71%             3.71%
Fees and Expenses Waived or Borne by the Advisor (e)(f).....           1.13%            1.13%            1.13%             1.13%
Portfolio Turnover Rate.....................................             38%              38%              38%               38%
Net Assets, End of Period (000's)...........................         $6,246           $  931           $   91           $   387
------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

CRABBE HUSON REAL ESTATE INVESTMENT FUND

                                                                                       YEAR ENDED 10/31/1999
                                                           ----------------------------------------------------------------------
                                                                  CLASS A        CLASS B(b)        CLASS C(b)         CLASS Z(b)
                                                           ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $10.440         $10.580           $10.580          $10.440
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a)................................           0.581           0.424             0.425            0.495
Net Realized & Unrealized Loss...........................          (0.939)         (1.269)           (1.280)          (1.129)
                                                           ----------------------------------------------------------------------
    Total from Investment Operations.....................          (0.358)         (0.845)           (0.855)          (0.634)
LESS DISTRIBUTIONS
Distributions from Net Investment Income.................          (0.357)         (0.185)           (0.185)          (0.246)
Distributions from Capital Gains.........................          (0.175)             --                --               --
                                                           ----------------------------------------------------------------------
    Total Distributions..................................          (0.532)         (0.185)           (0.185)          (0.246)
                                                           ----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........................         $ 9.550         $ 9.550           $ 9.540          $ 9.560
                                                           ======================================================================
TOTAL RETURN (C)(D)......................................           (3.73)%         (8.12)%(e)        (8.21)%(e)       (6.24)%(e)
RATIOS TO AVERAGE NET ASSETS
Expenses (f).............................................            1.50%           2.25 %(g)         2.25 %(g)        1.25 %(g)
Net Investment Income (f)................................            5.59%           5.01 %(g)         5.01 %(g)        6.04 %(g)
Fees and Expenses Waived or Borne by the Advisor (f).....            0.81%           0.98 %(g)         0.98 %(g)        0.98 %(g)
Portfolio Turnover Rate..................................              82%             82 %              82 %             82 %
Net Assets, End of Period (000's)........................         $ 8,185         $   764           $    64          $   493

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B, Class C shares were initially offered on January 27, 1999. Class Z shares were initially offered on January 29, 1999. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

CRABBE HUSON REAL ESTATE INVESTMENT FUND

                                                                    YEAR              YEAR              YEAR              YEAR
                                                                   ENDED             ENDED             ENDED             ENDED
                                                                 10/31/1998        10/31/1997        10/31/1996        10/31/1995
                                                          -----------------------------------------------------------------------
                                                             CLASS A(b)
                                                          -----------------
NET ASSET VALUE, BEGINNING OF PERIOD....................          $14.090           $11.580           $ 9.690           $ 9.500
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a)...............................            0.400             0.380             0.380             0.440
Net Realized & Unrealized Gain (Loss)...................           (2.000)            3.020             2.010             0.310
                                                          ----------------------------------------------------------------------
    Total from Investment Operations....................           (1.600)            3.400             2.390             0.750
LESS DISTRIBUTIONS
Distributions from Net Investment Income................           (0.360)           (0.380)           (0.380)           (0.440)
Distributions from Capital Gains........................           (1.690)           (0.510)           (0.120)           (0.120)
                                                          ----------------------------------------------------------------------
    Total Distributions.................................           (2.050)           (0.890)           (0.500)           (0.560)
                                                          ----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........................          $10.440           $14.090           $11.580           $ 9.690
                                                          ======================================================================
TOTAL RETURN (C)(D).....................................           (13.39)%           30.56%            25.39%             8.31%
RATIOS TO AVERAGE NET ASSETS
Expenses................................................             1.50 %(e)         1.50%             1.50%             1.50%
Net Investment Income...................................             3.71 %(e)         2.93%             3.59%             4.59%
Fees and Expenses Waived or Borne by the Advisor........             0.42 %(e)         0.26%             0.38%             0.39%
Portfolio Turnover Rate.................................               97 %              80%              120%               60%
Net Assets, End of Period (000's).......................          $17,423           $34,259           $20,649           $18,986

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.

CRABBE HUSON SMALL CAP FUND

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                    SIX MONTHS ENDED 04/30/2000
                                                              ---------------------------------------
                                                                     CLASS A          CLASS I
                                                              ---------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $ 8.130          $ 8.200
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------
Net Investment Loss (a).....................................          (0.040)          (0.028)
Net Realized and Unrealized Gain............................           2.880            2.898
                                                              -------------------------------------
    Total from Investment Operations........................           2.840            2.870
                                                              -------------------------------------
NET ASSET VALUE, END OF PERIOD..............................         $10.970          $11.070
                                                              =====================================
TOTAL RETURN (c)(d).........................................           34.93%(e)        35.00 %(e)
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------
Expenses....................................................            1.29%(e)(f)      1.05 %(e)(f)
Net Investment Income.......................................           (0.79)%(e)(f)    (0.54)%(e)(f)
Fees and Expenses Waived or Borne by the Advisor............            0.56%(e)(f)      0.56 %(e)(f)
Portfolio Turnover Rate.....................................              29%(d)           29 %(d)
Net Assets, End of Period (000's)...........................         $ 6,375          $23,766

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Not annualized
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

CRABBE HUSON SMALL CAP FUND

                                                                   YEAR ENDED 10/31/1999               YEAR ENDED 10/31/1998
                                                          -----------------------------------------------------------------------
                                                                 CLASS A            CLASS I        CLASS A(b)          CLASS I(b)
                                                          -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................         $8.650             $8.680          $15.480            $15.530
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) (a)........................         (0.078)            (0.035)          (0.030)             0.030
Net Realized & Unrealized Loss..........................         (0.391)            (0.394)          (5.560)            (5.580)
                                                          -----------------------------------------------------------------------
    Total from Investment Operations....................         (0.469)            (0.429)          (5.590)            (5.550)
LESS DISTRIBUTIONS
Distributions from Net Investment Income................             --                 --               --             (0.010)
Distributions in Excess of Net Investment Income........             --                 --               --             (0.050)
Distributions from Net Realized Gains...................         (0.039)            (0.039)          (1.240)            (1.240)
Distributions in Excess of Net Realized Gains...........         (0.012)            (0.012)              --                 --
                                                          -----------------------------------------------------------------------
    Total Distributions.................................         (0.051)            (0.051)          (1.240)            (1.300)
                                                          -----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........................         $8.130             $8.200          $ 8.650            $ 8.680
                                                          =======================================================================
TOTAL RETURN (c)(d).....................................          (5.48)%            (5.00)%         (38.64)%           (38.37)%
RATIOS TO AVERAGE NET ASSETS
Expenses (e)............................................           1.50%              1.00%            1.37 %             1.00 %
Net Investment Income (e)...............................          (0.89)%            (0.39)%          (0.65)%            (0.28)%
Fees and Expenses Waived or Borne by the Advisor (e)....           0.41%              0.42%            0.25 %             0.21 %
Portfolio Turnover Rate.................................             12%                12%              30 %               30 %
Net Assets, End of Period (000's).......................         $6,895             $24,481         $14,462            $62,539

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective October 19, 1998, the Primary and Institutional shares were redesignated Class A and Class I shares, respectively.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

CRABBE HUSON SMALL CAP FUND

                                                                  YEAR ENDED 10/31/1997             PERIOD ENDED 10/31/1996(B)
                                                         ------------------------------------------------------------------------
                                                                CLASS A            CLASS I        CLASS A              CLASS I
                                                         ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................         $11.020            $11.010        $10.000            $11.050
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a)..............................              --              0.070          0.030                 --
Net Realized & Unrealized Gain (Loss)..................           4.620              4.620          0.990             (0.040)
                                                         ------------------------------------------------------------------------
    Total from Investment Operations...................           4.620              4.690          1.020             (0.040)
LESS DISTRIBUTIONS
Distributions from Net Investment Income...............          (0.020)            (0.030)            --                 --
Distributions in Excess of Net Investment Income.......              --                 --             --                 --
Distributions from Capital Gains.......................          (0.140)            (0.140)            --                 --
                                                         ------------------------------------------------------------------------
    Total Distributions................................          (0.160)            (0.170)            --                 --
                                                         ------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................         $15.480            $15.530        $11.020            $11.010
                                                         ========================================================================
TOTAL RETURN (c)(d)....................................           42.38%             43.11%         10.20%(e)          (0.36)%(e)
RATIOS TO AVERAGE NET ASSETS
Expenses (f)...........................................            1.50%              1.00%          1.51%(g)           1.00 %(g)
Net Investment Income (f)..............................            0.03%              0.60%          0.70%(g)          (0.43)%(g)
Fees and Expenses Waived or Borne by the Advisor (f)...            0.23%              0.28%          0.81%(g)           2.55 %(g)
Portfolio Turnover Rate................................              65%                65%            39%                39 %
Net Assets, End of Period (000's)......................         $42,563            $71,655        $19,156            $ 1,514

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) The Fund commenced investment operations on October 10, 1996.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(g) Annualized.

CRABBE HUSON SPECIAL FUND

FINANCIAL HIGHLIGHTS

                                                (UNAUDITED)
                                                SIX MONTHS                               YEAR ENDED 10/31
                                                   ENDED         ----------------------------------------------------------------
                                                04/30/2000        1999        1998(C)         1997          1996          1995
                                          ---------------------------------------------------------------------------------------
                                                  CLASS A        CLASS A      CLASS A
                                          --------------------------------------------
Net Asset Value, Beginning of Year......          $  6.97        $ 8.10       $ 16.80       $ 13.71       $  13.80      $  14.08
                                          ---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a)(b)............           (0.021)       (0.069)        0.070         0.150          0.140         0.270
Net Realized and Unrealized Gains on
  Investments...........................            2.361        (1.061)       (6.920)        3.410          0.550        (0.290)
                                          ---------------------------------------------------------------------------------------
    Total from Investment Operations....            2.340        (1.130)       (6.850)        3.560          0.690        (0.020)
                                          ---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....               --            --        (0.140)       (0.140)        (0.210)       (0.020)
Return of Capital.......................               --            --        (0.020)           --             --            --
Distributions from Net Realized Gains on
  Investments...........................               --            --        (1.690)       (0.330)        (0.570)       (0.240)
                                          ---------------------------------------------------------------------------------------
    Total Distributions.................               --            --        (1.850)       (0.470)        (0.780)       (0.260)
                                          ---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR............          $ 9.310        $6.970       $ 8.100       $16.800       $ 13.710      $ 13.800
                                          =======================================================================================
TOTAL RETURN(D)(E)......................            33.57 %(f)   (13.95)%      (44.94)%       26.62%          5.03%         1.78%
RATIOS TO AVERAGE NET ASSETS
Expenses................................             1.50 %(g)     1.50%         1.50%         1.50%          1.37%         1.40%
Net Investment Income...................            (0.75)%(g)    (0.85)%        0.40%         0.86%          0.72%         1.95%
Fees and Expenses Waived or Borne by the
  Advisor...............................             1.93 %(g)
Portfolio Turnover Rate.................                1 %(f)       11%           22%           33%            33%          123%
Net Assets, End of Year (000's).........          $44,419        $47,472      $104,504      $396,335      $481,039      $878,560

------------------------
(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
    $0.083
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of the expenses, total return would have been reduced.
(f) Not annualized.
(g) Annualized.

CRABBE HUSON CONTRARIAN INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                  SIX MONTHS ENDED 04/30/2000
                                                              -------------------------------------------------------------------
                                                                     CLASS A      CLASS B      CLASS C      CLASS I      CLASS Z
                                                              -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $10.110      $10.130      $10.150      $10.100      $10.110
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a)...................................           0.299        0.261        0.262        0.312        0.312
Net Realized and Unrealized Loss............................          (0.343)      (0.260)      (0.308)      (0.398)      (0.401)
                                                              -------------------------------------------------------------------
    Total from Investment Operations........................          (0.044)       0.001       (0.046)      (0.086)      (0.089)
LESS DISTRIBUTIONS
Distributions from Net Investment Income....................          (0.250)      (0.163)      (0.180)      (0.299       (0.279)
Distributions from Capital Gains............................          (0.054)      (0.054)      (0.054)      (0.054)      (0.054)
                                                              -------------------------------------------------------------------
    Total Distributions.....................................          (0.304)      (0.217)      (0.234)      (0.353)      (0.333)
                                                              -------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................         $ 9.970      $10.050      $10.020      $9.910       $ 9.920
                                                              ===================================================================
TOTAL RETURN (b)(c).........................................            1.65%(d)(e)  1.36%        1.04%        1.65%        1.44%
RATIOS TO AVERAGE NET ASSETS
Expenses (e)(f).............................................            0.79%        1.54%        1.54%        0.54%        0.54%
Net Investment Income (e)(f)................................            5.98%        5.23%        5.23%        6.27%        6.23%
Fees and Expenses Waived or Borne by the Advisor (e)(f).....            1.31%        1.31%        1.31%        1.31%        1.31%
Portfolio Turnover Rate (d).................................              24%          24%          24%          24%          24%
Net Assets, End of Period (000's)...........................         $ 3,583       $   85      $     1      $   102      $ 4,006

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

CRABBE HUSON CONTRARIAN INCOME FUND

                                                                                  YEAR ENDED 10/31/1999
                                                         ------------------------------------------------------------------------
                                                                CLASS A     CLASS B(b)     CLASS C(b)     CLASS Z(b)     CLASS I
                                                         ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................         $10.880      $10.170        $10.170        $10.170       $10.900
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a)..............................           0.583        0.020          0.013          0.007         0.607
Net Realized & Unrealized Loss on Investments..........          (0.538)       0.002          0.037          0.046        (0.512)
                                                         ------------------------------------------------------------------------
    Total from Investment Operations...................           0.045        0.022          0.050          0.053         0.095
LESS DISTRIBUTIONS
Distributions from Net Investment Income...............          (0.620)      (0.062)        (0.070)        (0.113)       (0.700)
Distributions from Capital Gains.......................          (0.195)          --             --             --        (0.195)
                                                         ------------------------------------------------------------------------
    Total Distributions................................          (0.815)      (0.062)        (0.070)        (0.113)       (0.895)
                                                         ------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................         $10.110      $10.130        $10.150        $10.110       $10.100
                                                         ========================================================================
TOTAL RETURN (C)(D)....................................            0.42%        0.22%(e)       0.49%(e)       0.53%(e)      0.90%
RATIOS TO AVERAGE NET ASSETS
Expenses (f)...........................................            0.80%        1.55%(g)       1.55%(g)       0.55%(g)      0.38%
Net Investment Income (f)..............................            5.57%        4.46%(g)       4.46%(g)       5.46%(g)      5.99%
Fees and Expenses Waived or Borne by the Advisor (f)...            2.24%        5.84%(g)       5.84%(g)       5.84%(g)      2.36%
Portfolio Turnover Rate................................             196%         196%           196%           196%          196%
Net Assets, End of Period (000's)......................         $ 3,843      $    16        $     1        $ 4,246       $   101

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B, Class C and Class Z shares were initially offered on September 15, 1999.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

CRABBE HUSON CONTRARIAN INCOME FUND

                                                                                      YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                            YEAR ENDED 10/31/98        10/31/97      10/31/96      10/31/95
                                                  --------------------------------------------------------------------------
                                                         CLASS A(B)        I(C)
                                                  --------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............          $10.580        $10.990       $10.200       $10.260       $ 9.710
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a).......................            0.500          0.020         0.620         0.540         0.530
Net Realized & Unrealized Gain (Loss) on
  Investments...................................            0.590         (0.070)        0.380        (0.050)        0.580
                                                  --------------------------------------------------------------------------
    Total from Investment Operations............            1.090         (0.050)        1.000         0.490         1.110
LESS DISTRIBUTIONS
Distributions from Net Investment Income........           (0.790)        (0.040)       (0.620)       (0.550)       (0.530)
Distributions in Excess of Net Investment
  Income........................................               --             --            --            --        (0.030)
                                                  --------------------------------------------------------------------------
    Total Distributions.........................           (0.790)        (0.040)       (0.620)       (0.550)       (0.560)
                                                  --------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................          $10.880        $10.900       $10.580       $10.200       $10.260
                                                  ==========================================================================
TOTAL RETURN (D)(E).............................            11.21%         (0.45)%(f)    10.25%         4.94%        11.92%
RATIOS TO AVERAGE NET ASSETS
Expenses........................................             0.80%(g)       0.38 %(g)(h)     0.80%      0.80%         0.80%
Net Investment Income...........................             5.36%(g)       5.88 %(g)(h)     5.96%      5.31%         5.47%
Fees and Expenses Waived or Borne by the
  Advisor.......................................             1.56%(g)       4.62 %(g)(h)     1.98%      1.49%         1.15%
Portfolio Turnover Rate.........................              158%           158 %          56%          469%          543%
Net Assets, End of Period (000's)...............          $ 8,799        $   100       $ 3,248       $ 4,694       $ 7,190

------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(c) Class I shares were initially offered on October 19, 1998. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

CRABBE HUSON OREGON TAX-FREE FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF EACH CLASS OUTSTANDING THROUGHOUT EACH PERIOD ARE AS FOLLOWS:

                                                                  SIX MONTHS ENDED 4/30/2000
                                                              ----------------------------------
                                                                     CLASS A            CLASS B
                                                              ----------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $11.620            $11.620
                                                              ---------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.......................................           0.080              0.073
Net Realized & Unrealized Gain (Loss).......................           0.056              0.056
                                                              ---------------------------------
    Total from Investment Operations........................           0.136              0.129
LESS DISTRIBUTIONS
Distributions from Net Investment Income....................          (0.260)            (0.216)
Distributions from Capital Gains............................          (0.085)            (0.085)
                                                              ---------------------------------
                                                                      (0.345)            (0.301)
                                                              ---------------------------------
NET ASSET VALUE, END OF PERIOD..............................         $ 11.63            $ 11.63
                                                              =================================
TOTAL RETURN (A)(B)(C)......................................            3.10%              2.71%
RATIO TO AVERAGE NET ASSETS
Expenses (d)(e).............................................            0.89%              1.64%
Net Investment Income (d)(e)................................            3.08%              3.83%
Fees and Expenses Waived or Borne by the Advisor (d)(e).....            0.32%              0.32%
Portfolio Turnover (c)......................................               0%                 0%
Net Assets, End of Period (000's)...........................         $16,727            $    53

------------------------
(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(c) Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) Annualized.

CRABBE HUSON OREGON TAX-FREE FUND

                                                                                YEAR           YEAR          YEAR          YEAR
                                                                               ENDED          ENDED         ENDED         ENDED
                                                   YEAR ENDED 10/31/99        10/31/98       10/31/97      10/31/96      10/31/95
                                           --------------------------------------------------------------------------------------
                                                  CLASS A    CLASS B(A)      CLASS A(B)
                                           --------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....         $13.030     $12.750         $12.780        $12.500       $12.620       $11.990
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income....................           0.524       0.326           0.280          0.540         0.540         0.550
Net Realized & Unrealized Gain (Loss)....          (1.103)     (1.147)          0.270          0.280        (0.120)        0.700
                                           --------------------------------------------------------------------------------------
    Total from Investment Operations.....          (0.579)     (0.821)          0.550          0.820         0.420         1.250
LESS DISTRIBUTIONS
Distributions from Net Investment
  Income.................................          (0.514)     (0.309)         (0.270)        (0.470)       (0.540)       (0.550)
Distributions from Capital Gains.........          (0.317)         --          (0.030)        (0.070)           --        (0.070)
                                           --------------------------------------------------------------------------------------
    Total Distributions..................          (0.831)     (0.309)         (0.300)        (0.540)       (0.540)       (0.620)
                                           --------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........         $11.620     $11.620         $13.030        $12.780       $12.500       $12.620
                                           ======================================================================================
TOTAL RETURN (C)(D)......................           (4.70)%     (6.43)%(e)       6.39%          6.67%         3.43%        10.66%
RATIOS TO AVERAGE NET ASSETS
Expenses.................................            0.98%(f)    1.73%(f)(g)     0.98%(f)      0.98%         0.98%         0.98%
Net Investment Income....................            4.12%(f)    3.39%(f)(g)     4.12%(f)      4.25%         4.33%         4.45%
Fees and Expenses Waived or Borne by the
  Advisor................................            0.32%(f)    0.31%(f)(g)       --(f)       0.12%         0.06%         0.10%
Portfolio Turnover Rate..................               4%          4%            44%            17%           16%           23%
Net Assets, End of Period (000's)........         $20,568     $    52         $25,591        $26,487       $26,135       $28,070

------------------------
(a) Class B shares were initially offered on January 27, 1999. Per share amounts reflect activity from that date.
(b) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                    IMPORTANT INFORMATION ABOUT THIS REPORT


                                     THE TRANSFER AGENT FOR
                                     THE CRABBE HUSON FUNDS IS:

                                     Liberty Funds Services, Inc.
                                     P.O. Box 1722
                                     Boston, MA 02105-1722
                                     1-800-345-6611

                                     Crabbe Huson Funds mails one
                                     shareholder report to each shareholder
                                     address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

                                     This report has been prepared for share-holders of the Crabbe Huson Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details about sales charges, investment objectives and operating policies of the Funds.

           [LIBERTY FUNDS LOGO]    LIBERTY
                                   --------------------------------------------
                                                                          FUNDS

        ALL-STAR * COLONIAL * CRABBE HUSON * NEWPORT * STEIN ROW ADVISOR


                    Liberty Funds Distributor, Inc. (c) 2000
                    One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
                    www.libertyfunds.com





                                   TRUSTEES


                                   Tom Bleasdale

                                   John V. Carberry

                                   Lora S. Collins

                                   James E. Grinnel

                                   Richard W. Lowry

                                   Salvatore Macera

                                   William E. Mayer

                                   James L. Moody, Jr.

                                   John J. Neuhauser

                                   Thomas E. Stitzel

                                   Anne-Lee Verville



                                   CHF-03/346B-0500 00/0971